SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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AMDL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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AMDL, INC.
2492 Walnut Avenue, Suite 100
Tustin, California 92780
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 21, 2009
10:30AM
     The Annual Meeting of Stockholders of AMDL, Inc. (the “Company”) will be held at the Company’s corporate office, located at 2492 Walnut Avenue, Suite 100, Tustin, California 92780 on Tuesday, August 21, 2009, at 10:30am, local time, to consider and vote upon:
1.	NAME CHANGE: An amendment of the Company’s Certificate of Incorporation to change the Company’s name to “Radient Pharmaceuticals Corporation”;

2.	POTENTIAL NEW OFFERING: A proposal to authorize the issuance of up to 6,500,000 shares of our common stock, par value $0.001 (the “Common Stock”) in connection with a potential offering of either Common Stock, convertible preferred stock, convertible debt and/or warrants to purchase Common Stock, to one or a limited number of third-party, accredited investors, which number of potentially issuable shares would constitute up to approximately 37.9% of our issued and outstanding shares as of the date hereof, on terms deemed acceptable by our Board of Directors, which may include a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at the time of issuance;

3.	ISSUANCE OF COMMON STOCK UNDERLYING EXISTING NOTES AND ACCOMPANYING WARRANTS: A proposal to approve and ratify the issuance of up to 3,346,665 shares of our Common Stock, issuable upon conversion of the principal amount of the outstanding 10% convertible promissory notes and accompanying warrants to purchase Common Stock issuable on conversion thereof, which number of potentially issuable shares constituted approximately 20.9% of our issued and outstanding shares as of the date on which we closed our private offering of 10% convertible promissory notes (the “10% Convertible Note Offering”), at a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at such time;

4.	ISSUANCE OF COMMON STOCK UNDERLYING EXISTING WARRANTS: A proposal to approve and ratify the issuance of up to 1,546,600 shares of our Common Stock on exercise of outstanding warrants to purchase shares of Common Stock, which number of potentially issuable shares constituted approximately 9.7% of our issued and outstanding shares as of the date on which we completed the final closing of our private offering of 12% (Series 1) senior promissory notes and warrants (the “12% Senior Note Offering”), at a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at such time, and will be issued upon the exercise of the warrants issued to the holders of such 12% senior promissory notes and the placement agents in the 12% Senior Note Offering;

5.	RATIFICATION OF PRIOR NOTE OFFERING: A proposal to approve and ratify the offering of the 12% (Series 2) senior promissory notes and warrants (the “12% Series 2 Note Offering”), which will result in approval and ratification of the issuance of up to 3,160,520 shares of our Common Stock, on exercise of outstanding warrants to purchase shares of Common Stock, which number of potentially issuable shares constituted approximately 18.1% of our issued and outstanding shares as of the date on which we completed the second closing of our private offering of 12% Series 2 Note Offering, at a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at such time, and will be issued upon the exercise of the warrants issued to the holders of such 12% senior promissory notes and the placement agents in the 12% Series 2 Note Offering;

6.	ELECTION OF DIRECTORS: The election of five directors as follows: two Class I directors to hold office until our 2012 Annual Meeting of Stockholders, one Class II director to hold office until our 2011 Annual Meeting of Stockholders, and two Class III directors to hold office until our 2010 Annual Meeting of Stockholders, or until the directors’ respective successors shall have been duly elected and qualified; or, in the event that the stockholders do not vote in favor of Proposal 7, then to elect five directors for one-year terms or until their respective successors shall have been duly elected and qualified or until their death, resignation or removal;

7.	AMENDMENT AND RESTATEMENT OF CERTIFICATE OF INCORPORATION: A proposal to amend and restate the Company’s amended Certificate of Incorporation;

8.	AMENDMENT AND RESTATEMENT OF BYLAWS: A proposal to amend and restate the Company’s Bylaws;

9.	STOCKHOLDER RIGHTS AGREEMENT: A proposal to adopt a Stockholders Rights Agreement;

10.	2008-2009 PERFORMANCE AND EQUITY INCENTIVE PLAN: The approval of our 2008-2009 Performance and Equity Incentive Plan (the “2008-2009 Equity Plan”);

11.	ISSUANCE OF COMMON STOCK TO OUR INDEPENDENT DIRECTORS: A proposal to approve and ratify the issuance of 120,000 shares of Common Stock to our independent directors; and

12.	OTHER BUSINESS: Such other business as may properly come before the Annual Meeting.
     Only stockholders of record on July 2, 2009 are entitled to notice of and to vote at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return, as promptly as possible, the enclosed proxy in the accompanying reply envelope, or submit your proxy by telephone or the Internet. You may revoke your proxy at any time before it is voted.
     Stockholders are cordially invited to attend the meeting in person. Please indicate on the enclosed proxy whether you plan to attend the Annual Meeting. Stockholders may vote in person if they attend the Annual Meeting even though they have executed and returned a proxy.

By order of the Board of Directors,
/S/ Douglas MacLellan
President and Chief Executive Officer

Tustin, California
July 2, 2009

ii

Page
ABOUT THE ANNUAL MEETING	1
PROPOSAL 1 — CHANGE THE COMPANY’S NAME	3
INTRODUCTION TO PROPOSALS 2, 3, 4 AND 5 — AUTHORIZE OR APPROVE AND RATIFY THE POTENTIAL ISSUANCE OF SHARES OF COMMON STOCK (INCLUDING SHARES OF COMMON STOCK ISSUABLE ON CONVERSION OF OUTSTANDING CONVERTIBLE NOTES AND EXERCISE OF WARRANTS TO PURCHASE SHARES OF COMMON STOCK) BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE	4
PROPOSAL 2 — AUTHORIZE THE ISSUANCE OF UP TO 6,500,000 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE	6
PROPOSAL 3 — APPROVE AND RATIFY THE ISSUANCE OF UP TO 3,346,665 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE	7
PROPOSAL 4 — APPROVE AND RATIFY THE ISSUANCE OF UP TO 1,546,600 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE	10
PROPOSAL 5 — APPROVE AND RATIFY THE ISSUANCE OF UP TO 3,160,520 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE	12
PROPOSAL 6 — ELECTION OF DIRECTORS	14
PROPOSAL 7 — AMENDMENT AND RESTATEMENT OF CERTIFICATE OF INCORPORATION	20
PROPOSAL 8 — AMENDMENT AND RESTATEMENT OF BYLAWS	24
PROPOSAL 9 — APPROVAL OF STOCKHOLDER RIGHTS AGREEMENT	29
PROPOSAL 10 — APPROVAL OF 2008-2009 PERFORMANCE AND EQUITY INCENTIVE PLAN	34
PROPOSAL 11 — APPROVAL AND RATIFICATION OF ISSUANCE OF 120,000 SHARES OF COMMON STOCK TO INDEPENDENT BOARD MEMBERS	35
AUDIT COMMITTEE REPORT FOR THE YEAR ENDED DECEMBER 31, 2008	36
OUTSTANDING EQUITY COMPENSATION PLAN INFORMATION	36
EXECUTIVE COMPENSATION AND OTHER INFORMATION	37
COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	38
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	39
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	39
PROPOSALS FOR THE NEXT ANNUAL MEETING	40
ANNUAL REPORT	40
OTHER MATTERS	40
HOUSEHOLDING OF SPECIAL MEETING MATERIALS	40
INFORMATION ON AMDL’S WEBSITE	41
ANNEX A — AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
ANNEX B — AMENDED AND RESTATED BYLAWS
ANNEX C — STOCKHOLDERS RIGHTS AGREEMENT
ANNEX D — 2008-2009 PERFORMANCE AND EQUITY INCENTIVE PLAN

AMDL, INC.
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
     References to “AMDL,” the “Company,” “we,” “our” or “us” in this proxy statement (“Proxy Statement”) refer to AMDL, Inc. and its subsidiaries unless otherwise indicated by context.
     ABOUT THE ANNUAL MEETING
     Why have I received these materials?
     This proxy statement is furnished by our Board of Directors in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on August 21, 2009 and at any adjournment thereof. The Annual Meeting has been called to consider and vote upon: (i) an amendment of the Company’s Certificate of Incorporation to change the Company’s name to “Radient Pharmaceuticals Corporation”; (ii) a proposal to authorize the issuance of up to 6,500,000 shares of our Common Stock in connection with a potential offering of Common Stock, convertible preferred stock, convertible debt and/or warrants to purchase Common Stock, to a limited number of third-party, accredited investors, which number of potentially issuable shares would constitute approximately 37.9% of our issued and outstanding shares as of the date hereof, on terms deemed acceptable by the Board of Directors, which may include a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at the time of issuance; (iii) a proposal to approve and ratify the issuance of up to 3,346,665 shares of Common Stock, which number of potentially issuable shares constituted approximately 20.9% of our issued and outstanding shares as of the date on which we closed the 10% Convertible Notes Offering, at a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at such time, and will be issued if, when, and as the Company’s 10% Convertible Notes (as defined below) are converted into shares of our Common Stock and upon the exercise of the warrants to be issued to the holders of the 10% Convertible Notes upon such conversion of the principal amount of such 10% convertible promissory notes; (iv) a proposal to approve and ratify the issuance of up to 1,546,600 shares of Common Stock, which number of potentially issuable shares constituted approximately 9.7% of our issued and outstanding shares as of the date on which we completed the final closing of our 12% Senior Note Offering, at a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at such time, and will be issued upon the exercise of the warrants issued to the holders of the 12% Senior Notes (as defined below); (v) a proposal to approve and ratify the 12% Series 2 Note Offering which would result in approval and ratification of the issuance of up to 3,160,520 shares of Common Stock, which number of potentially issuable shares constituted approximately 18.1% of our issued and outstanding shares as of the date on which we completed the first closing of our 12% Series 2 Note Offering, at a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at such time, and will be issued upon the exercise of the warrants issued to the holders of the 12% Series 2 Notes (as defined below); (vi) the election of five directors; (vii) a proposal to amend and restate the Company’s amended Certificate of Incorporation; (viii) a proposal to amend and restate the Company’s Bylaws; (ix) a proposal to adopt a Stockholders Rights Agreement; (x) a proposal to approve our 2008-2009 Equity Plan; (xi) a proposal to approve and ratify the issuance of 120,000 shares of Common Stock to our independent directors; and (xii) such other business as may properly come before the Annual Meeting. We are sending this Proxy Statement and the accompanying proxy to our stockholders on or about July 3, 2009.
     When and where is the Annual Meeting?
     The Annual Meeting will be held at the Company’s corporate offices, located at 2492 Walnut Avenue, Suite 100, Tustin, California 92780 on August 21, 2009, at 10:30 a.m., local time.
     All stockholders, including stockholders of record and stockholders who hold their shares through banks, brokers, nominees or any other holder of record, as of the close of business on July 2, 2009, the record date for the Annual Meeting, may attend the Annual Meeting. You must bring a form of personal photo identification with you in order to be admitted to the meeting. We reserve the right to refuse admittance to anyone without proper proof of stock ownership and without proper photo identification. No cameras, recording equipment, large bags, briefcases or packages will be permitted in the Annual Meeting.

     Who is entitled to vote at the Annual Meeting?
     The securities entitled to vote at the Annual Meeting consist of all of the issued and outstanding shares of our Common Stock. The close of business on July 2, 2009 has been fixed by our Board of Directors as the record date. Only stockholders of record as of the record date may vote at the Annual Meeting. As of the record date, we had 17,150,574 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting.
     How do I vote by proxy?
     You may vote by:
•	attending the Annual Meeting and voting in person;

•	signing and dating each proxy card you receive and returning it in the enclosed prepared envelope;

•	using the telephone number printed on your proxy card;

•	using the Internet voting instructions printed on your proxy card; or

•	if you hold your shares in “street name,” following the procedures provided by your broker, bank or other nominee.
     If you have Internet access, we encourage you to record your vote via the Internet.
     All shares entitled to vote and represented by a properly completed and executed proxy received before the meeting and not revoked will be voted at the Annual Meeting as you instruct in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as our Board of Directors recommends on each of the enumerated proposals and with regard to any other matters that may be properly presented at the Annual Meeting and all matters incident to the conduct of the meeting.
     Can I change or revoke my vote?
     You may change or revoke your proxy at any time before the vote is taken at the Annual Meeting:
•	if you hold your shares in your name as a stockholder of record, by notifying our Secretary at 2492 Walnut Avenue, Suite 100, Tustin, California 92780;

•	by attending the Annual Meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

•	by submitting a later-dated proxy card;

•	if you voted by telephone or the Internet, by voting a second time or by telephone or the Internet; or

•	if you have instructed a broker, bank or other nominee to vote your shares, by following the directions received from your broker, bank or other nominee to change those instructions.
     Who is soliciting my proxy and who will bear the expense of solicitation?
     The proxy is solicited on behalf of our Board of Directors. The original solicitation will be by mail. Following the original solicitation, our Board of Directors expects that certain individual stockholders may be further solicited through telephone or other oral communications from our Board of Directors or from specially engaged employees or paid solicitors that our Board of Directors intends to engage. Our Board of Directors intends to solicit proxies for shares that are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and the Company may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold shares. We will bear all solicitation expenses.
     What constitutes a quorum for purposes of the Annual Meeting?
     A majority of the outstanding shares present or represented by proxy constitutes a quorum for the Annual Meeting.
     How are votes counted?
     The affirmative vote by holders of a plurality of the shares of our Common Stock represented at the Annual Meeting is required for the election of directors, provided a quorum is present in person or by proxy. This means that, if there are more nominees than positions to be filled, the nominees who receive the most votes will be elected. More specifically, in the event the stockholders approve Proposals 7 and 8, then the nominees receiving the highest number of votes in each class will be elected. In the event the stockholders do not approve Proposals 7 and 8, then the five nominees receiving the highest number of votes will be elected. In counting votes on the election of directors, abstentions, broker non-votes (i.e., shares held of record by a broker that are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise authority to vote the shares in its discretion) and other shares not voted will be counted as not voted. These shares will be deducted from the total shares of which a plurality is required.
     Our Annual Report to Stockholders for the fiscal year ended December 31, 2008, including financial statements, is being mailed together with this Proxy Statement to all stockholders of record as of July 2, 2009. In addition, we have provided brokers, dealers, banks, voting trustees, and their nominees, at our expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of July 2, 2009.
Your vote is important. We encourage you to vote as soon as possible.
PROPOSAL 1 — CHANGE THE COMPANY’S NAME
     Purpose and Effect of the Proposed Amendment
     Our Board of Directors believes that it is in the Company’s best interest to change its name from “AMDL, Inc.” to “Radient Pharmaceuticals Corporation” to reflect the Company’s business focus on health and beauty products more accurately. The Company made such determination upon the recommendation of outside brand consultants, who evaluated the Company’s marketing strategy and brand in the United States and China.
     Proposed Amendment
     Article I of our Certificate of Incorporation currently provides that the name of the Company is “AMDL, Inc.” On May 13, 2009, our Board of Directors adopted a resolution, subject to stockholder approval, to amend Article I of our Certificate of Incorporation to change the name of the Company to “Radient Pharmaceuticals Corporation”. In connection with the change of our name, assuming that we receive the requisite stockholder approval, our trading symbol will also change.
     Our Board of Directors has adopted resolutions setting forth the proposed amendment to Article I of our Certificate of Incorporation, the advisability of the proposed amendment, and a call for submission of the proposed amendment for approval by the Company’s stockholders at the Annual Meeting. If approved by the Company’s stockholders, Article I of our Certificate of Incorporation would be amended in its entirety to read as follows:
     “The name of the corporation (the “Corporation”) is Radient Pharmaceuticals Corporation.”

Vote Required; Board of Directors’ Recommendation
     The affirmative vote of a majority of the shares entitled to vote at the Annual Meeting is required to approve the proposed amendment and restatement of our Certificate of Incorporation to change the name of our Company. If the proposal is approved, it will become effective upon the filing of our Certificate of Amendment with the Delaware Secretary of State, which will occur as soon as reasonably practicable after approval.

Our Board of Directors recommends that stockholders vote “FOR” the amendment of our Certificate of
Incorporation to change the name of the Company to Radient Pharmaceuticals Corporation.

INTRODUCTION TO PROPOSALS 2, 3, 4 AND 5 — AUTHORIZE OR APPROVE AND RATIFY
THE POTENTIAL ISSUANCE OF SHARES OF COMMON STOCK (INCLUDING SHARES OF
COMMON STOCK ISSUABLE ON CONVERSION OF OUTSTANDING CONVERTIBLE
NOTES AND EXERCISE OF WARRANTS TO PURCHASE SHARES OF COMMON STOCK)
BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET
VALUE AT THE TIME OF ISSUANCE
Need for Additional Financing
     Our Company has a need for additional financing. Unless (i) we have raised additional financing, (ii) substantially improved our cash position and turnover of receivables, (iii) a significant number of the warrants sold in prior private placement offerings have been exercised, or (iv) a significant number of other outstanding options or warrants have been exercised, we will need to raise additional funds from the sale of our securities to maintain our operations. Management believes that the issuance of Common Stock issuable upon conversion of certain of the Company’s outstanding convertible debt and the exercise of certain outstanding Common Stock purchase warrants, all as discussed below, at varying discounts from the greater of a share of Common Stock’s book value or market value at the time of issuance were necessary and that they may represent a less expensive and more readily available source of funds for the Company’s operations than further private placements.
     However, as there can be no assurance as to if, when, or as any of such warrants will be exercised, management further believes that obtaining the stockholders’ authorization for a prospective issuance of additional securities issued below the greater of book value or market value at the time of the issuance (either Common Stock, convertible preferred stock, convertible debt and/or warrants to purchase shares of Common Stock), the conversion or exercise of which securities may include a potential issuance price per share below the greater of book value or market value at the time of issuance, also is necessary. The Company needs both such previous issuances ratified and such prospective issuances authorized for numbers of shares and for pricing in order to maintain financial flexibility for the Company’s operations.
Need for Stockholder Approval
     In order to raise sufficient funds to maintain our operations, management believes that, given recent market conditions, we needed to offer, and continue to need to offer, and sell shares of our Common Stock or other securities that are convertible into or exercisable for shares of our Common Stock, at a sale price (or having a conversion price or exercise price) per share that may be less than a share of Common Stock’s book value or market value at the time of issuance. Our Board of Directors is contemplating the issuance of up to 6,500,000 shares of Common Stock, either on conversion of convertible preferred stock or convertible debt, exercise of warrants or a direct issuance of Common Stock (with restrictions on marketability) at a potential issuance price per share below the greater of a share of Common Stock’s then-current book value or market value at the time of issuance. For this purpose, market value will be equal to the average closing prices of our Common Stock as reported on the NYSE Amex LLC (formerly known as AMEX) (“NYSE Amex”), or such other market on which our shares may be trading, for at least the five consecutive trading days immediately preceding the dates of sale.

     Under Rule 713 of the Company Guide of the NYSE Amex, on which our Common Stock is listed, we are required to obtain stockholder approval in connection with any transaction, other than a public offering, that involves the issuance of Common Stock, warrants to purchase shares of Common Stock or other securities convertible into shares of Common Stock, that equals an aggregate of 20% of more of our then-outstanding Common Stock if we issue the stock at a price below the greater of its book value or market value at the time of issuance. Under such Rule, each of the potential issuances referenced in Proposals 2, 3, 4, and 5 is regarded as a “stand-alone” issuance. In respect of Proposal 2, we had 17,150,574 shares of Common Stock outstanding as of the Record Date. In respect of the closed transactions referenced in Proposals 3, 4 and 5 (each of which has associated warrants that represent a potential source of additional funds to the Company), we had 16,006,074 shares of Common Stock outstanding as of the closing date for the transactions represented by the 10% Convertible Note Offering, 16,971,074 shares of Common Stock outstanding as of the final closing date for the transactions represented by the 12% Senior Note Offering, and 17,150,574 shares of Common Stock outstanding as of the first closing date for the transactions represented by the 12% Series 2 Note Offering. In the event that the stockholders fail to ratify any of the potential issuances of shares underlying such convertible promissory notes or warrants referenced in Proposals 3, 4 and 5, then, collectively, the holders of the notes in the 10% Convertible Note Offering will be able to convert their notes or exercise their associated warrants and the holders of warrants granted in connection with the 12% Senior Note Offering and the 12% Series 2 Note Offering will be able to exercise their associated warrants only on a first-come basis, until the Company issues shares of Common Stock up to the 20% threshold discussed above. As a result, this may present a scenario where some of our securities holders would be able to convert or exercise all of their securities, while others would not.
     Furthermore, if, by September 1, 2009, the stockholders do not ratify the offering that resulted in the issuance of the 12% Series 2 Notes (as defined below) and related warrants, which ratification would approve the issuance of the Common Stock underlying such warrants at an exercise price less than the greater of a share of our Common Stock’s book value or its market value at the time of issuance, the Company must redeem the 12% Series 2 Notes by November 30, 2009. If such ratification has not occurred by September 1, 2009, and, thereafter, the Company defaults on its resulting mandatory obligation to redeem the 12% Series 2 Notes by November 30, 2009, then the holders of such notes shall be entitled to declare such notes in default and declare the entire principal and unpaid accrued interest thereon immediately due and payable.
     The NYSE Amex has required, as a condition to listing, that the 20% limitation on exercise be imposed. It may only be removed upon receipt of stockholder approval and ratification of Proposals 3, 4 and 5. Notwithstanding stockholder approval of Proposal 2, the listing on the NYSE Amex of any of the 6,500,000 shares that we may issue following such stockholder approvals will require NYSE Amex approval of an application for the listing of these additional shares. Furthermore, stockholder approval does not obviate the need for compliance with the requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or other NYSE Amex requirements.
Potential Negative Effect on our Stock Price
     If Proposals 2, 3, 4 and 5 receive the necessary authorizations, approvals and ratifications, in respect of the potential issuances of up to an aggregate of 13,189,225 additional shares of our Common Stock in connection with a potential offering (Proposal 2) and/or upon the conversion of the convertible notes and the exercise of the warrants described below (in Proposals 3, 4, and 5), all of those shares will become eligible for resale in the public markets, after expiration of the applicable six-month holding period required under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”). These shares could also become eligible for resale in the public markets earlier upon the effectiveness of registration statements filed with the Securities and Exchange Commission (the “SEC”) covering their resale. Any such sales, or the anticipation of the possibility of such sales, would represent an overhang on the market and could depress the market price of our Common Stock.

PROPOSAL 2 — AUTHORIZE THE ISSUANCE OF UP TO 6,500,000 SHARES OF
POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF
COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE
Background
     Our Board of Directors is currently contemplating initiating a private offering, exempt from registration pursuant to the provisions of Regulation D, with one or a limited number of third-party, accredited investors. It is possible that we will have initiated and/or closed such a potential offering by the time of the Annual Meeting, although such a potential offering may not occur at all. The contemplated private offering (the “Potential New Offering”) may consist of shares of either Common Stock, convertible preferred stock (“Convertible Preferred Stock”), convertible debt (“Convertible Debt”), and/or warrants to purchase Common Stock, aggregating up to 6,500,000 shares of Common Stock, to a limited number of third-party, accredited investors (the “New Investors”), and a number of Common Stock purchase warrants (the “New Investor Warrants”) that would entitle the holders to purchase additional shares of our Common Stock. If initiated, the Potential New Offering will be made on terms deemed acceptable by our Board of Directors, which may include a Convertible Preferred Stock or Convertible Debt conversion price per share and a New Investor Warrant exercise price at below the greater of a share of our Common Stock’s book value or its market value at the time of issuance.
     If stockholders do not authorize the Potential New Offering, it may not be initiated. If the Potential New Offering is initiated and does close, as to which there can be no assurances, the initial gross proceeds are estimated to be up to approximately $6,500,000, exclusive of any proceeds from any exercise of the New Investor Warrants. Under the NYSE Amex policy, the Potential New Offering must be closed within 90 days following stockholder approval or a subsequent approval of the stockholders may be deemed necessary by the NYSE Amex.
Need for Additional Financing
     As noted above, our Company has a need for additional financing. Unless (i) we have raised additional financing, (ii) substantially improved our cash position and turnover of receivables, (iii) a significant number of the warrants sold in prior private placement offerings have been exercised, or (iv) a significant number of other outstanding options or warrants have been exercised, we will need to raise additional funds from the sale of our securities to maintain our operations. Management believes that the initiation and closing of the Potential New Offering is in the best interest of the Company and its stockholders.
Need for Stockholder Approval
     If the Potential New Offering is initiated and closes, in order for the New Investors thereafter to be permitted to convert all of their Convertible Preferred Stock or Convertible Debt into shares of our Common Stock and to exercise all of their New Investor Warrants, or in order for us to sell more than approximately 4,780,000 shares of our Common Stock, our stockholders must have approved this Proposal 2. Without stockholder approval, the shares of our Common Stock underlying the Convertible Preferred Stock, Convertible Debt and/or New Investor Warrants will be subject to listing approval on the NYSE Amex and the 20% limitation as referenced above under Rule 713 of the Company Guide of the NYSE Amex. As of the record date, we had 17,150,574 shares of Common Stock outstanding. Accordingly, our proposed Potential New Offering is being submitted to the stockholders for approval in order to comply with NYSE Amex Rule 713.
     As noted above, given current market conditions, we may need to reduce our outstanding debt and offer and sell shares of our Common Stock or other securities that are convertible into or exercisable for shares of Common Stock, at a sale price (or having a conversion price or exercise price) per share less than the greater of a share of our Common Stock’s book value or its market value at the time of issuance. If we do not obtain stockholder approval for this proposal, we may not be able to initiate and close the Potential New Offering.
     Notwithstanding stockholder approval of this proposal, the listing on the NYSE Amex of any of the 6,500,000 shares that we may issue following such stockholder approval will require NYSE Amex approval of an application for the listing of these additional shares. Furthermore, stockholder approval does not obviate the need for compliance with the requirements of the Exchange Act or other NYSE Amex requirements.

     We are currently contemplating initiating the Potential New Offering to a limited number of third-party accredited investors on terms and conditions deemed acceptable to our Board of Directors, which terms have not yet been finalized. If this proposal is approved at our Annual Meeting, we will not need to solicit further authorization for the issuance of these securities by a vote of our stockholders prior to such issuance.
Increased Dilution
     The proposal being voted on at our Annual Meeting is related to the Potential New Offering. If Proposal 2 is approved and we issue Common Stock, Convertible Preferred Stock, Convertible Debt, and/or the shares underlying the New Investor Warrants, our existing stockholders will incur significant dilution of their interests. We would have approximately 23,500,000 shares of Common Stock outstanding if all the Convertible Preferred Stock and/or Convertible Debt is converted into Common Stock and all the New Investor Warrants are exercised. You should, therefore, consider the potential dilution in determining whether to approve this proposal.
Potential Negative Effect on our Stock Price
     If Proposal 2 receives the necessary approval and we are authorized to issue up to 6,500,000 additional shares of our Common Stock upon the conversion of the Convertible Preferred Stock and/or Convertible Debt and the exercise of the New Investor Warrants, all of those shares will become eligible for sale in the public markets, after expiration of the six-month holding period required under Rule 144 of the Securities Act and subject to the terms of the Potential New Offering. These shares could become eligible for resale in the public markets earlier if, subsequent to the sale of the Convertible Preferred Stock, Convertible Debt or Common Stock, we file a registration statement with the SEC covering the resale of the shares and such registration statement is declared effective. Any such sales, or the anticipation of the possibility of such sales, would represent an overhang on the market and could depress the market price of our Common Stock.
Vote Required; Board of Directors’ Recommendation
     The approval of our proposal to issue of up to 6,500,000 shares of Common Stock, or 6,500,000 shares of Common Stock upon conversion of yet to-be-issued Convertible Preferred Stock or Convertible Debt and the exercise of yet to-be-issued warrants at a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at the time of issuance will require the affirmative vote of at least a majority of the votes cast by the holders of shares of Common Stock present or represented at the meeting and entitled to vote.

Our Board of Directors recommends that stockholders vote “FOR” the authorization of the issuance of
6,500,000 shares of Common Stock below the greater or a share of Common Stock’s book value or market value at the time of issuance.

PROPOSAL 3 — APPROVE AND RATIFY THE ISSUANCE OF UP TO 3,346,665 SHARES OF
POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF
COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE
Background
     On September 15, 2008, we conducted the closing of a combined private offering of 10% convertible promissory notes (the “10% Convertible Notes”) under Regulation D and Regulation S of $2,510,000, maturing at the earlier of (i) the closing of a Qualified Public Offering of our Common Stock, if not mandatorily converted at the closing, or (ii) September 15, 2010 (the “Maturity Date”). For purposes thereof, “Qualified Public Offering” shall mean an equity offering of not less than $25 million in gross proceeds. The 10% Convertible Notes bear interest at the annual rate of ten percent (10%), which shall accrue and be payable on the Maturity Date. If all of the principal amount of a 10% Convertible Note has not been voluntarily converted by the holder, or a Qualified Public Offering causing a mandatory conversion shall not have occurred prior to the Maturity Date, the note holder shall receive additional interest (“Bonus Interest”) equal to fifty percent (50%) of the remaining principal amount of the

10% Convertible Note on the Maturity Date. Any unpaid Bonus Interest shall accrue interest thereafter at the rate of ten percent (10%) per annum thereon until paid.
     The holders of the 10% Convertible Notes have the right to convert the entire principal and accrued interest thereof into our Common Stock at any time prior to the Maturity Date at $1.20 per share. Upon conversion of the 10% Convertible Notes into our Common Stock, the Company is obligated to issue warrants to purchase Common Stock (“10% Investor Warrants”) to the converting investors in the amount equal to fifty percent (50%) of the number of shares of Common Stock into which the 10% Convertible Notes were converted. The 10% Investor Warrants have a term of five years from the date of issuance and shall be exercisable at a price equal to 120% of our Common Stock price on the date of conversion; however, in no case will the exercise price be less than $2.80.
     In connection with the sale of 10% Convertible Notes, we utilized the services of Jesup & Lamont Securities Corporation and Dawson James Securities, Inc., FINRA (NASD) member broker-dealers (the “Placement Agents”). For their services, the Placement Agents received commissions of 10% of the amount of the notes sold and an aggregate of $313,750 (2.5%) as due diligence and non-accountable expenses. The Placement Agents and their assigns also received five-year warrants (“10% Placement Agent Warrants” and, collectively with the 10% Investor Warrants, the “10% Note Warrants”) to purchase up to 209,167 shares of Common Stock, representing 115% of the five-day volume-weighted average price of our Common Stock up through and including September 12, 2008. The terms of these warrants require that we issue additional warrants in the case of certain dilutive issuances of our Common Stock through the first quarter of 2009. The number of additional warrants to be issued is based on the percentage decrease in share price of the dilutive issuance compared to the exercise price of the warrants.
     As of July 2, 2009, on conversion of our 10% Convertible Notes, there will be 2,091,666 shares of Common Stock potentially issuable at $1.20 per share, 209,166 shares issuable on exercise of broker warrants issued in the offering, and 10% Note Warrants to purchase a maximum of 1,045,833 shares of our Common Stock (exclusive of any warrant shares issued on conversion of interest on the 10% Convertible Notes) issuable at a formula price based on the market price on the date of conversion subject to a minimum exercise price of $2.80. If all of the 10% Note Warrants are exercised, as to which there can be no assurance, we will receive additional proceeds of approximately $3,200,000. It should be noted that the warrant exercise price of $2.80 far exceeds the current market price of our Common Stock.
Need for Additional Financing
     As noted above, our Company has a need for additional financing. Unless (i) we have raised additional financing, (ii) substantially improved our cash position and turnover of receivables, (iii) a significant number of the warrants sold in prior private placement offerings have been exercised, or (iv) a significant number of other outstanding options or warrants have been exercised, we will need to raise additional funds from the sale of our securities to maintain our operations.
     Management believes that the issuance of Common Stock upon the conversion of the 10% Convertible Notes and the exercise of the 10% Note Warrants, at a price below the greater of a share of Common Stock’s book value or market value at the time of issuance, is in the best interest of the Company and its stockholders. We will not receive any proceeds from the conversion of the outstanding 10% Convertible Notes. We may receive proceeds from the issuance of shares of our Common Stock upon the exercise of the 10% Note Warrants or the broker warrants issued in the offering. There is no assurance that any of the 10% Note Warrants will ever be issued or exercised. If all of these warrants are issued and exercised for cash, the gross proceeds will vary because the exercise price of certain of the 10% Note Warrants is determined by a market price driven formula. We intend to use any proceeds from the exercise of the 10% Note Warrants for working capital and other general corporate purposes.
Need for Stockholder Approval
     In order to remove the 20% limitation so that the holders of the 10% Convertible Notes will be permitted to convert all of their 10% Convertible Notes into shares of our Common Stock and for the holders of the 10% Note Warrants to exercise all of their 10% Note Warrants, our stockholders need to approve Proposal 3. As noted above, given current market conditions, we must offer and sell shares of our Common Stock or other securities that are convertible into or exercisable for shares of Common Stock, at a sale price (or having a conversion price or exercise price) per share less than the greater of a share of our Common Stock’s book value or its market value at the time of issuance.
     As noted above, under Rule 713 of the Company Guide of the NYSE Amex, on which our Common Stock is listed, in order to remove the 20% limitation we are required to obtain stockholder approval in connection with the 10% Convertible Note Offering. As of the record date, we had 17,150,574 shares of Common Stock outstanding. Accordingly, our proposed issuance of 3,345,665 shares of our Common Stock upon conversion of the 10% Convertible Notes and the exercise of the 10% Note Warrants at a price below the greater of its book value or market value at the time of issuance is being submitted to the stockholders for approval in order to comply with NYSE Amex Rule 713.
     Notwithstanding stockholder approval of this proposal, the listing on the NYSE Amex of any of the 3,345,665 shares that we may issue following such stockholder approval will require NYSE Amex approval of an application for the listing of these additional shares. Furthermore, stockholder approval does not obviate the need for compliance with the requirements of the Exchange Act or other NYSE Amex requirements.
     If this proposal is approved at our Annual Meeting, we will not solicit further authorization for the issuance of these shares by a vote of our stockholders prior to such issuance.
Increased Dilution
     This proposal is solely related to the 10% Convertible Note Offering. If Proposal 3 is approved and we issue shares upon the conversion of the 10% Convertible Notes, shares issuable on exercise of broker warrants, and the shares underlying the 10% Note Warrants, our existing stockholders will incur significant dilution of their interests. We would have approximately 20,788,000 shares of Common Stock outstanding if all the 10% Convertible Notes are converted, all 209,166 of the shares issuable on exercise of the broker warrants, and all the 10% Note Warrants are exercised. You should, therefore, consider the potential dilution in determining whether to approve this proposal.
Potential Negative Effect on our Stock Price
     If Proposal 3 receives the necessary approval and we are authorized to issue 3,345,665 additional shares of our Common Stock upon the conversion of the 10% Convertible Notes and the exercise of the 10% Note Warrants, all of those shares will become eligible for sale in the public markets, after expiration of the respective six-month holding periods required under Rule 144 of the Securities Act. These shares could become eligible for resale in the public markets earlier upon the effectiveness of one or more resale registration statements. We filed an S-3 registration statement with the SEC on May 15, 2009 covering the resale of the shares underlying the 10% Convertible Notes. Any such sales, or the anticipation of the possibility of such sales, would represent an overhang on the market and could depress the market price of our Common Stock.
Vote Required; Board of Directors’ Recommendation
     The approval of our proposal to issue of up to 3,345,665 shares of Common Stock at a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at the time of issuance will require the affirmative vote of at least a majority of the votes cast by the holders of shares of Common Stock present or represented at the meeting and entitled to vote.

Our Board of Directors recommends that stockholders vote “FOR” the approval and ratification of the issuance of 3,345,665 shares of our Common Stock below the greater of a share of Common Stock’s book value or market value at the time of issuance.

PROPOSAL 4 — APPROVE AND RATIFY THE ISSUANCE OF UP TO 1,546,600 SHARES OF
POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF
COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE
Background
     On December 5, 2008, we conducted a first closing (the “First Closing”) of a private offering under Regulation D for the sale to accredited investors of units consisting of $1,077,500 principal amount of 12% senior promissory notes (“12% Senior Notes”) and five-year warrants (the “12% Investor Warrants”) to purchase a total of 862,000 shares of our Common Stock at $1.00 per share. We received $1,077,500 in gross proceeds in the First Closing. On January 30, 2009, we conducted a second closing (the “Second Closing”) of the 12% Senior Note Offering, whereby we sold an additional $680,000 principal amount of 12% Senior Notes and 12% Investor Warrants to purchase 544,000 shares of our Common Stock at $1.13 per share. Accordingly, a total of $1,757,500 in 12% Senior Notes and 12% Investor Warrants to purchase up to an aggregate of 1,406,000 shares of Common Stock in the 12% Senior Note Offering were sold.
     We may receive additional gross proceeds of approximately $862,000 from the exercise of the 12% Investor Warrants issued in the First Closing and $614,720 from exercise of 12% Investor Warrants issued in the Second Closing, exclusive of any proceeds from the exercise of placement agent warrants issued in the 12% Senior Note Offering. No assurances can be given that any of the warrants will be exercised.
     In connection with the 12% Senior Note Offering, we agreed to file a registration statement by July 31, 2009 with the SEC on Form S-3 covering the secondary offering and resale of the shares of Common Stock underlying the 12% Investor Warrants sold in the offering.
     Our exclusive placement agent was Cantone Research, Inc., a FINRA member broker-dealer. Cantone Research, Inc. received sales commissions of $175,750 and $60,225 non-accountable expenses for services in connection with the offering. In addition, we issued placement agent warrants (“12% Placement Agent Warrants,” and collectively with the 12% Investor Warrants, the “12% Note Warrants’) to purchase up to an aggregate of 140,600 shares, of which Cantone Research, Inc. received 12% Placement Agent Warrants to purchase up to an aggregate of 122,140 shares, Galileo Asset Management, S. A. received 12% Placement Agent Warrants to purchase 16,100 shares and Security Research Associates, Inc. received 12% Placement Agent Warrants to purchase up to an aggregate of 2,000 shares.
     On exercise of the 12% Note Warrants, there will be up to an aggregate of 1,546,600 shares of Common Stock potentially issuable at $1.00 per share for 12% Note Warrants issued in the First Closing, and $1.13 per share for 12% Note Warrants issued in the Second Closing. If all of the 12% Note Warrants are exercised, as to which there can be no assurance, we will receive additional proceeds of up to an aggregate of approximately $1,580,000.
Need for Additional Financing
     As noted above, our Company has a need for additional financing. Unless (i) we have raised additional financing, (ii) substantially improved our cash position and turnover of receivables, (iii) a significant number of the warrants sold in prior private placement offerings have been exercised, or (iv) a significant number of other outstanding options or warrants have been exercised, we will need to raise additional funds from the sale of our securities to maintain our operations at the current level.
     Management believes that the issuance of Common Stock upon the exercise of the 12% Note Warrants is in the best interest of the Company and its stockholders. We may receive proceeds from the issuance of shares of our Common Stock upon the exercise of the 12% Note Warrants. There is no assurance that any of the 12% Note Warrants will ever be exercised. If all of the 12% Note Warrants are exercised for cash, we would receive aggregate gross proceeds of approximately $1,476,000. We intend to use any proceeds from the exercise of any of these warrants for working capital and other general corporate purposes.

Need for Stockholder Approval
     In order to remove the 20% limitation so that the holders of the 12% Senior Notes will be permitted to exercise all of their warrants, our stockholders need to approve Proposal 4. As noted above, given current market conditions, we need to offer and sell shares of our Common Stock or other securities that are convertible into or exercisable for shares of Common Stock, at a sale price (or having a conversion price or exercise price) per share less than the greater of a share of our Common Stock’s book value or its market value at the time of issuance.
     As noted above, under Rule 713 of the Company Guide of the NYSE Amex, on which our Common Stock is listed, in order to remove the 20% limitation we are required to obtain stockholder approval in connection with the 12% Senior Note Offering. As of the record date, we had 17,150,574 shares of Common Stock outstanding. Accordingly, our proposed issuance of 1,546,600 shares of our Common Stock upon the exercise of the 12% Note Warrants at a price below the greater of its book value or market value at the time of issuance is being submitted to the stockholders for approval in order to comply with NYSE Amex Rule 713.
     Notwithstanding stockholder approval of this proposal, the listing on the NYSE Amex of any of the 1,546,600 shares that we may issue following such stockholder approval will require NYSE Amex approval of an application for the listing of these additional shares. Furthermore, stockholder approval does not obviate the need for compliance with the requirements of the Exchange Act or other NYSE Amex requirements.
     If this proposal is approved at our Annual Meeting, we will not solicit further authorization for the issuance of these shares by a vote of our stockholders prior to such issuance.
Increased Dilution
     This proposal is solely related to the 12% Senior Note Offering. If Proposal 4 is approved and we issue shares upon the exercise of the related warrants, our existing stockholders will incur significant dilution of their interest. We would have approximately 18,477,674 shares of Common Stock outstanding if all the 12% Note Warrants were exercised. You should, therefore, consider the potential dilution in determining whether to approve this proposal.
Potential Negative Effect on our Stock Price
     If Proposal 4 receives the necessary approval and we are authorized to issue up to an aggregate of 1,546,600 additional shares of our Common Stock upon the exercise of the 12% Note Warrants, all of those shares will become eligible for sale in the public markets, after expiration of the applicable six-month holding period required under Rule 144 of the Securities Act. These shares could become eligible for resale in the public markets earlier upon the effectiveness of the S-3 registration statement that we filed with the SEC on May 15, 2009 covering the resale of the shares. Any such sales, or the anticipation of the possibility of such sales, would represent an overhang on the market and could depress the market price of our Common Stock.
Vote Required; Board of Directors’ Recommendation
     The approval of our proposal to issue of up to 1,546,600 shares of Common Stock at a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at the time of issuance will require the affirmative vote of at least a majority of the votes cast by the holders of shares of Common Stock present or represented at the meeting and entitled to vote.

Our Board of Directors recommends that stockholders vote “FOR” the approval and ratification of the issuance of 1,546,600 shares of our Common Stock below the greater of a share of our Common Stock’s book value or market value at the time of issuance.

PROPOSAL 5 — APPROVE AND RATIFY THE ISSUANCE OF UP TO 3,160,520 SHARES OF
POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF
COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE
Background
     On May 4, 2009, we conducted a first closing (“Series 2 First Closing”) of a private offering under Regulation D for the sale to accredited investors of units consisting of $1,327,250 principal amount of 12% senior promissory notes (“12% Series 2 Notes”) and five-year warrants (the “12% Series 2 Investor Warrants”) to purchase a total of 2,123,600 shares of our Common Stock at $0.98 per share. Under the terms of the offering, the exercise price of the Series 2 Investor Warrant was 115% of the five-day volume weighted average closing price of the our Common Stock on NYSE Amex for the five trading days prior to the date of the Series 2 First Closing. On June 12, 2009, we conducted a second closing (“Series 2 Second Closing”) of the 12% Series 2 Note Offerings whereby we sold an additional $468,500 principal amount of the 12% Series 2 Notes and 12% Series 2 Investor Warrants to purchase up to an aggregate of 749,600 shares of our Common Stock at $1.11 per share. Accordingly, a total of $1,795,750 in 12% Series 2 Notes, and 12% Series 2 Investor Warrants to purchase up to an aggregate of 2,873,200 shares of Common Stock in the 12% Series 2 Note Offerings were sold.
     We may receive additional gross proceeds of approximately $2,081,000 from the exercise of the 12% Series 2 Investor Warrants issued in the Series 2 First Closing, and $approximately $832,000 from exercise of the 12% Series 2 Investor Warrants issued in the Series 2 Second Closing, exclusive of any proceeds from the exercise of placement agent warrants issued in the 12% Series 2 Note Offering. No assurances can be given that any of the 12% Series 2 Investor Warrants will be exercised.
          In addition, we issued placement agent warrants to purchase an aggregate of 287,320 shares of Common Stock (the “12% Series 2 Placement Agent Warrants,” collectively with the 12% Series 2 Investor Warrants, referred to herein as the “12% Series 2 Warrants”) to Cantone Research, Inc., our placement agent and its assignees.
     The terms of the 12% Series 2 Notes also provide that if the stockholders of the Company do not approve of the Series 2 Note Offering by September 1, 2009 and the Company does not redeem the 12% Series 2 Notes by November 30, 2009, then the holders of such 12% Series 2 Notes shall be entitled to declare such notes in default and declare the entire principal and unpaid accrued interest thereon immediately due and payable.
     As of July 2, 2009, on exercise of the 12% Series 2 Warrants, there are 2,123,600 shares of Common Stock potentially issuable at $0.98 per share for 12% Series 2 Warrants issued in the Series 2 First Closing, and 749,600 shares of common stock potentially issuable at $1.13 for 12% Series 2 Warrants issued in the Series 2 Second Closing. If all of the 12% Series 2 Warrants discussed above are exercised (including the warrants issued to the Placement Agents), we will receive additional proceeds of approximately $3,200,000.
Need for Additional Financing
     As noted above, our Company has a need for additional financing. Unless (i) we have raised additional financing, (ii) substantially improved our cash position and turnover of receivables, (iii) a significant number of the warrants sold in prior private placement offerings have been exercised, or (iv) a significant number of other outstanding options or warrants have been exercised, we will need to raise additional funds from the sale of our securities to maintain our operations. Furthermore, in the event that we default on the 12% Series 2 Notes and they become due and payable in full on or about November 30, 2009, management believes that will not have the sufficient cash to pay back all the holders of the 12% Series 2 Notes and continue operations.
     Management believes that the issuance of Common Stock upon the exercise of the 12% Series 2 Warrants is in the best interest of the Company and its stockholders. We may receive proceeds from the issuance of shares of our Common Stock upon the exercise of the 12% Series 2 Warrants. There is no assurance that any of the 12% Series 2 Warrants will ever be exercised. If all of these outstanding warrants are exercised for cash, we would receive aggregate gross proceeds of approximately $2,913,000. We intend to use any proceeds from the exercise of warrants for working capital and other general corporate purposes.

Need for Stockholder Approval
     If, at the Annual Meeting, the stockholders do not approve the Series 2 Note Offering, and the Company does not redeem the 12% Series 2 Notes by November 30, 2009, then the holders of such notes shall be entitled to declare such notes in default and declare the entire principal and unpaid accrued interest thereon immediately due and payable.
     Furthermore, in order for the holders of the 12% Senior Notes to be permitted to exercise all of their 12% Series 2 Warrants, our stockholders must approve Proposal 5. As noted above, given current market conditions, we need to offer and sell shares of our Common Stock or other securities that are convertible into or exercisable for shares of Common Stock, at a sale price (or having a conversion price or exercise price) per share less than the greater of a share of our Common Stock’s book value or its market value at the time of issuance. Furthermore, management believes that we will not have the sufficient cash to pay back all the holders of the 12% Series 2 Notes and continue operations. in the event that we default and the 12% Series 2 Notes become due and payable in full on or about November 30, 2009.
     As noted above, under Rule 713 of the Company Guide of the NYSE Amex, on which our Common Stock is listed, we are required to obtain stockholder approval in connection with the 12% Series 2 Note Offering. As of the record date, we had 17,150,574 shares of Common Stock outstanding. Accordingly, our proposed issuance of 3,160,520 shares of our Common Stock upon the exercise of the 12% Series 2 Warrants at a price below the greater of its book value or market value at the time of issuance is being submitted to the stockholders for approval in order to comply with NYSE Amex Rule 713.
     Notwithstanding stockholder approval of this proposal, the listing on the NYSE Amex of any of the 3,160,520 shares that we may issue following such stockholder approval will require NYSE Amex approval of an application for the listing of these additional shares. Furthermore, stockholder approval does not obviate the need for compliance with the requirements of the Exchange Act or other NYSE Amex requirements.
     If this proposal is approved at our Annual Meeting, we will not solicit further authorization for the issuance of these shares by a vote of our stockholders prior to such issuance.
Increased Dilution
     This proposal is solely related to the 12% Series 2 Note Offerings. If Proposal 5 is approved and we issue shares upon the exercise of the related warrants, our existing stockholders will incur significant dilution of their interest. We would have approximately 19,757,034 shares of Common Stock outstanding if all the 12% Series 2 Warrants were exercised. You should, therefore, consider the potential dilution in determining whether to approve this proposal.
Potential Negative Effect on our Stock Price
     If Proposal 5 receives the necessary approval and we are authorized to issue up to an aggregate of 3,160,520 additional shares of our Common Stock upon the exercise of the 12% Series 2 Warrants, all of those shares will become eligible for sale in the public markets, after expiration of the applicable six-month holding period required under Rule 144 of the Securities Act. These shares could become eligible for resale in the public markets earlier upon the effectiveness of the S-3 registration statement that we filed with the SEC on May 15, 2009 covering the resale of the shares. Any such sales, or the anticipation of the possibility of such sales, would represent an overhang on the market and could depress the market price of our Common Stock.

Vote Required; Board of Directors’ Recommendation
     The approval of our proposal to issue of up to 3,160,520 shares of Common Stock at a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at the time of issuance will require the affirmative vote of at least a majority of the votes cast by the holders of shares of Common Stock present or represented at the meeting and entitled to vote.

Our Board of Directors recommends that stockholders vote “FOR” the approval and ratification of the issuance of 3,160,520 shares of our Common Stock below the greater of a share of Common Stock’s book value or market value at the time of issuance.

PROPOSAL 6 — ELECTION OF DIRECTORS
     Board Structure. The size of our board is currently set at five. If the stockholders vote in favor of Proposals 7 and 8, which includes amending our Certificate of Incorporation to eliminate certain references to the number of authorized directors and certain attributes thereof and amending our Bylaws to provide for a classified board, then, as enumerated below, the terms of two directors will expire at the Annual Meeting of Stockholders to be held in 2010 (Class III), the term of one director will expire at the Annual Meeting of Stockholders to be held in 2011 (Class II), and the terms of the two remaining directors will expire at the Annual Meeting of Stockholders to be held in 2012 (Class I). The Board of Directors has nominated Douglas MacLellan and Minghui Jia to serve as the initial Class I directors, Michael Boswell to serve as the initial Class II director, and William Thompson and Edward Arquilla to serve as the initial Class III directors. Commencing with the Annual Meeting of Stockholders to be held in 2010, one class of directors will be elected for a three-year term at each Annual Meeting of Stockholders. Thus, the directors will be divided into three classes and, unless otherwise noted thereon, the shares represented by the enclosed proxy will be voted for the election as directors of the five nominees named below to serve for the terms and in the classes indicated in the table below, and until their respective successors shall have been duly elected and qualified, or until their death, resignation or removal.
     If the stockholders do not vote in favor of Proposals 7 and 8, then the five directors elected to our Board of Directors shall each serve for a one-year term or until their respective successors shall have been duly elected and qualified, or until their death, resignation or removal.
     Our Board of Directors has determined that three directors qualify as “independent” in accordance with the published listing requirements of the NYSE Amex.
     Directors are elected by a plurality of the votes present in person and represented by proxy and entitled to vote at a meeting at which a quorum is present. If the stockholders approve Proposals 7 and 8, then the nominees receiving the highest number of votes in each class will be elected. If the stockholders do not approve Proposals 7 and 8, then the five nominees receiving the highest number of votes will be elected. Votes withheld for a nominee will not be counted. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees for director named below. It is intended that the votes represented by the proxies at the Annual Meeting will be cast for the election of each of the nominees named below. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum. If a quorum is present, the nominees for director receiving the highest number of votes will be elected as directors. Abstentions will have no effect on the vote. Broker non-votes are not expected to result from the vote on this proposal. Except as discussed below, our Board of Directors knows of no reason why any nominee for director would be unable to serve as a director. In the event that any of the nominees should become unavailable prior to the Annual Meeting as a result of an unexpected occurrence or as otherwise discussed below, the proxy will be voted for a substitute nominee or nominees designated by our Board of Directors or the number of directors may be reduced accordingly.

     Director Nominees. The following table sets forth the name and age of each nominee for director, and for incumbent directors, the year he was first elected a director, his other position(s) with us if any, and his proposed directorship class.

Name	Class	Term	Age	Year First Elected	Position
Douglas C. MacLellan	Class I	2012 Annual Meeting	53	1991	President, Chief Executive Officer, and Chairman of the Board of Directors

William M. Thompson III, M.D.	Class III	2010 Annual Meeting	82	1989	Director

Edward R. Arquilla, M.D., Ph.D.	Class III	2010 Annual Meeting	87	1997	Director

Minghui Jia	Class I	2012 Annual Meeting	49	2006	Director

Michael Boswell	Class II	2011 Annual Meeting	40	2008	Director
     Mr. MacLellan is our President, Chief Executive Officer, and Chairman of the Board, and has served as such since 2008. He has been one of our directors since 1992 and served as Chairman of our Audit Committee and of our Governance Committee between 2001 and 2008. Mr. MacLellan is currently President and CEO of MacLellan Group, Inc., a privately held business incubator and financial advisory firm since May 1992. From August 2005 to May 2009, Mr. MacLellan was a member of the Board of Directors of Ocean Smart, Inc. (OTC: EDWT), a company engaged in scallop and sablefish farming in Vancouver, British Columbia, Canada. Mr. MacLellan was, until September 2005, Vice-chairman of the Board of AXM Pharma, Inc. (NYSE Amex: AXJ) and its predecessors. AXM is a China-based bio-pharmaceutical company. From January 1996 through August 1996, Mr. MacLellan was also the Vice-chairman of Asia American Telecommunications (now Metromedia China Corporation), a majority-owned subsidiary of Metromedia International Group, Inc. From November 1996 until March 1998, Mr. MacLellan was co-Chairman and investment committee member of the Strategic East European Fund. From November 1995 until March 1998, Mr. MacLellan was President, Chief Executive Officer and a director of PortaCom Wireless, Inc., a company engaged as a developer and operator of cellular and wireless telecommunications ventures in selected developing world markets. Mr. MacLellan is a former member of the Board of Directors and co-founder of FirstCom Corporation, an international telecommunications company that operates a competitive access fiber and satellite network in Latin America, which became AT&T Latin America, Inc. in August 2000. From 1993 to 1995, Mr. MacLellan was a principal and co-founder of Maroon Bells Capital Partners, Inc., a U.S.-based merchant bank, that specializes in providing corporate finance services to companies in the international and domestic telecommunications and media industries. Mr. MacLellan was educated at the University of Southern California in economics and finance, with advanced training in classical economic theory.
     Dr. Thompson has been one of our directors since 1989, Chairman of the Board between 1991 and 2009, and CEO during the years 1992 through 1994. He was the Medical Director of PPO Next and a member of the clinical surgical faculty of U. C. Irvine School of Medicine for almost 40 years. Dr. Thompson has practiced medicine for almost 50 years, in general practice, general surgery and trauma surgery. Previously he practiced patent law and worked in the pharmaceutical industry in research, law and senior management for 13 years. During his medical career, he was founding Medical Director of Beach Street and August Healthcare Companies during a 25-year association with the managed care PPO industry. Dr. Thompson has also served on the OSCAP Board of SCPIE, the malpractice carrier, for 20 years and chaired its Claims Committee. He has been heavily involved with organized medicine and hospital staff management over many years and was a principal architect of the paramedic and emergency medical systems of Orange County, California.
     Dr. Arquilla has been one of our directors since 1997. Dr. Arquilla received his M.D. and Ph.D. from Case Western Reserve University in 1955 and 1957, respectively. He was board certified in anatomic pathology in 1963.

In 1959, he was appointed Assistant Professor of Pathology at the University of Southern California. In 1961, he was appointed Assistant Professor of Pathology at UCLA and promoted to full Professor of Pathology in 1967. He was appointed as the Founding Chair of Pathology at UCI in 1968. He continued in this capacity until July 1, 1994. He is presently an active Professor Emeritus of Pathology at UCI. He has more that 80 peer-reviewed published articles. His current interests are focused on immuno-pathological testing of biologically important materials.
     Mr. Jia has been one of our directors since 2006 and is currently the Managing Director of Jade Pharmaceutical, Inc., a wholly-owned subsidiary of the Company. Mr. Jia has over 10 years experience in investment banking, venture capital, marketing institutional trading and senior corporate management experience. Mr. Jia is familiar with all procedures for manufacturing and marketing with respect to the Asian pharmaceutical market and has an in-depth understanding of the industry. Prior to founding Jade Capital Group, Ltd. and Jade Pharmaceutical, Inc. in 2000, Mr. Jia served as marketing director for China Real Estate Corporation, one of the largest Chinese property corporations between 1999 and 2003. Between 1989 and 1998, Mr. Jia served as General Manager of several branches of China Resources Co. Ltd., the largest China export corporation. From 1987 to 1989, Mr. Jia worked for the China National Machinery import and export corporation, where he served as Manager of the Import Department for Medical Instruments.
     Mr. Boswell was appointed as one of our directors in 2008. Mr. Boswell is co-founder of the TriPoint family of companies and co-founder and member in TriPoint Capital Advisors, LLC — a boutique merchant bank focused on small and mid-sized growth companies. He has been active in the Chinese market since 2000, providing high-level financial guidance and services to start-up, small and mid-sized companies. Mr. Boswell also holds executive and CFO positions with client companies that include Acting CFO and Director of Ocean Smart, Inc. (OTCBB: EDWT), and Financial Advisor and Consultant to Tianyin Pharmaceutical Co, Inc. (NYSE Amex: TPI) and JPAK Group, Inc. (OTCBB: JPAK). With TriPoint, Mr. Boswell has assisted numerous companies, providing high-level advice related corporate finance, corporate structure, corporate governance, and mergers and acquisitions. Prior to the founding of TriPoint, Mr. Boswell held senior-level executive positions focused on business development and management consulting. Mr. Boswell holds Series 24, 82 and 63 licenses and is COO of TriPoint Global Equities, LLC, a FINRA member firm. Mr. Boswell also spent eight years as a senior analyst and engineer in various branches of the United States Government. He earned his M.B.A. from Johns Hopkins University and his B.S. degree in Mechanical Engineering from the University of Maryland.

Our Board of Directors recommends that stockholders vote “FOR” each of these nominees.

Legal Proceedings
     There are currently no legal proceedings to which any of our directors and officers is a party adverse to us, or in which any of our directors and officers has a material interest adverse to us.
Corporate Governance and Director Independence
     Corporate governance is the system that allocates duties and authority among a company’s stockholders, board of directors and management. The stockholders elect the board of directors and vote on extraordinary matters; the board of directors is a company’s governing body, responsible for hiring, overseeing, and evaluating management, particularly the chief executive officer; and management runs a company’s day-to-day operations. Our Board of Directors currently consists of five seats.
     Dr. Arquilla, Mr. Boswell, and Dr. Thompson, each qualifies as “independent” in accordance with the published listing requirements of the NYSE Amex. The NYSE Amex independence definition includes a series of objective tests, e.g., the director is not an employee of the Company and has not engaged in various types of business dealings with the Company.

Board of Directors Meetings and Committees
     Board of Directors Meetings
     During the fiscal year ended December 31, 2008, there were five meetings of our Board of Directors, as well as numerous actions taken with the unanimous written consent of the directors. Each of the directors attended, either in person or by telephonic conference, 75% or more of the total meetings of our Board of Directors and all committees on which such director served during fiscal 2008. Our Board of Directors has not adopted a policy that all directors are expected to attend our Annual Meetings of Stockholders, and we generally schedule a meeting of our Board of Directors on the same day as our Annual Meeting of Stockholders in order to facilitate attendance of all directors at the Annual Meeting. All of our directors attended last year’s Annual Meeting of Stockholders.
     Compensation Committee
     Our Board of Directors has established a Compensation Committee, currently consisting of Dr. Arquilla, Mr. Boswell, and Dr. Thompson. Our Compensation Committee met four times in 2008. Mr. Boswell serves as Chairman of our Compensation Committee. Our Compensation Committee does not have a written charter.
     The primary responsibility of our Compensation Committee is to develop and oversee the implementation of our philosophy with respect to the compensation of our officers. In that regard, our Compensation Committee has the responsibility for, among other items: developing and maintaining a compensation policy and strategy that creates a direct relationship between pay levels and corporate performance and returns to stockholders; recommending compensation and benefit plans to our Board of Directors for approval; reviewing and approving annual corporate and personal goals and objectives to serve as the basis for the chief executive officer’s compensation, evaluating the chief executive officer’s performance in light of the goals and, based on such evaluation, determining the chief executive officer’s compensation; determining the annual total compensation for our named executive officers; approving the grants of stock options and other equity-based incentives as permitted under our equity-based compensation plans; reviewing and recommending to our Board of Directors compensation for our non-employee directors; and reviewing and recommending employment agreements, severance arrangements and change of control plans that provide for benefits upon a change in control, or other provisions for our executive officers and directors, to our Board of Directors.
     Our Compensation Committee periodically reviews and approves our executive and director compensation programs to ensure that they are designed to achieve our broader strategic goals of profitable growth by rewarding the achievement of our financial and operational performance metrics that lead to the creation of long-term stockholder value and to ensure that they are consistent with good corporate governance practices and our needs. Our Compensation Committee makes recommendations concerning executive and director compensation to our full Board of Directors for final approval.
     In the performance of its responsibilities, our Compensation Committee may conduct or authorize investigations into or studies of matters within its scope of responsibilities, and may retain, at the Company’s expense, such independent counsel or other advisers as it deems necessary. Our Compensation Committee has the authority to retain or terminate a compensation consultant to assist the Committee in carrying out its responsibilities, including authority to approve the consultant’s fees and other retention terms, such fees to be borne by the Company. Our Compensation Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by our Compensation Committee, attend any meeting of our Compensation Committee to provide such pertinent information as our Compensation Committee requests.
     Audit Committee
     Our Board of Directors has also established an Audit Committee, currently consisting of Dr. Arquilla, Mr. Boswell, and Dr. Thompson, each of whom is independent within the meaning of the rules of the NYSE Amex and the enhanced independence requirements for audit committee members under Exchange Act Rule 10A-3. Our Audit Committee reviews the qualifications of the independent registered public accounting firm, our annual and interim financial statements, the independent auditor’s report, significant reporting or operating issues, and corporate policies and procedures as they relate to accounting and financial controls. Our Board of Directors has determined that Mr. Boswell meets the criteria for an “audit committee financial expert” under the rules of the SEC.

Our Audit Committee met four times in 2008. Mr. Boswell serves as the Chairman of our Audit Committee. A current copy of our Audit Committee’s amended and restated charter is available to be viewed on our website at http://www.amdl.com under the “Investor Relations” section.
     Governance Committee
     Our Board of Directors has established a Governance Committee, currently consisting of Dr. Arquilla, Mr. Boswell, and Dr. Thompson. Our Governance Committee is responsible for evaluating the size, composition, organization and responsibilities of our Board of Directors and its committees, establishing procedures for identifying potential nominees for board membership, reviewing candidates for election as directors and annually recommending a slate of directors for approval by our Board of Directors and election by the stockholders, nominating directors for election by the board to fill vacancies and evaluating eligibility for and recommending to our Board of Directors the membership of its committees. Our Governance Committee met once in 2008. Dr. Thompson serves as the Chairman of our Governance Committee. A current copy of our Governance Committee’s charter is available to be viewed on our website at http://www.amdl.com under the “Investor Relations” section.
     Our Governance Committee will consider recommendations of nominees from stockholders that are submitted in accordance with the procedures for nominations set forth under the section entitled “Proposals for the Next Annual Meeting” in this Proxy Statement. In addition, such recommendations should be accompanied by the candidate’s name, biographical data and qualifications and a written statement from the individual evidencing his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. Other than as stated herein, we do not have a formal policy with respect to consideration of director candidates recommended by stockholders, as our Board of Directors believes that each candidate, regardless of the source of the recommendation, should be evaluated in light of all relevant facts and circumstances. Nominees for director are selected on the basis of, among other things, independence, experience, knowledge, skills, expertise, integrity, ability to make independent analytical inquiries, understanding of our business environment, ability to devote adequate time and effort to board responsibilities and commitments to other public company boards. Other criteria for director candidates considered by our Governance Committee and our Board of Directors include age, diversity, whether the candidate has any conflicts of interest, whether the candidate has the requisite independence and skills for board and committee service under applicable rules of the SEC and the NYSE Amex, what the candidate’s skills and experience add to the overall competencies of our Board of Directors, and whether the candidate has any special background relevant to our business.
Communication with the Board of Directors
     Stockholders may communicate with our Chairman of the Board, the directors as a group, the non-employee directors, or an individual director directly by submitting a letter in a sealed envelope labeled accordingly and with instruction to forward the communication to the appropriate party. This letter should be placed in a larger envelope and mailed to the attention of our Secretary at AMDL, Inc., 2492 Walnut Avenue, Suite 100, Tustin, California 92780.
Code of Ethics
     We have adopted a code of ethics for certain executive officers and other employees. The Code of Ethics for Financial Professionals is available to be viewed on our website at http://www.amdl.com under the “Code of Ethics” section. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of the Code by posting such information on our website, at the address and location specified above, and, to the extent required, by filing a Current Report on Form 8-K with the SEC disclosing such information.
Compensation of Directors
     In 2008, each director received a monthly retainer for his services as a director. Such monthly fees were as follows: Mr. MacLellan received $20,000 per month; Dr. Thompson received $10,000 per month; Mr. Boswell received $10,000 per month; and Mr. Arquilla received $5,000 per month. In addition, certain members of our Board of Directors received cash compensation for their services in 2008 on committees at the rate of $5,000 per month. Until his election as Chief Executive Officer, as Chairman of our Compensation Committee and of our

Audit Committee, Mr. MacLellan received an additional $15,000 per month and, as Chairman of our Governance Committee, Dr. Thompson received an additional $5,000 per month in 2008.
     Effective June 1, 2009, in connection with across-the-board comprehensive cost containment measures, our Board of Director voted to reduce fees paid to independent directors to $2,500 for in-person attendance and $500 for telephonic attendance at Board meetings. As Chairman of our Compensation Committee and of our Audit Committee, Mr. Boswell will receive an additional $10,000 per year and, as Chairman of our Governance Committee, Dr. Thompson will receive an additional $1,000 per year.
     The following table sets forth a summary of the compensation we paid to our non-employee directors in 2008.

	Fees Earned or	Option
	Paid in Cash	Awards	Total
Name	($)	($)(1)	($)
Edward R. Arquilla, M.D.	$62,500	$19,583	$82,083
Douglas C. MacLellan(2)	$255,000	$195,833	$450,833
William M Thompson III, M.D.	$130,000	$48,958	$178,958
Michael Boswell	$10,000	$0	$10,000

(1)	The value of option awards included in this column represent the compensation costs recognized by the Company in fiscal year 2008 for option awards made in 2008 and in prior fiscal years calculated pursuant to SFAS No. 123(R). The values included within this column have not been, and may never be realized. The options might never be exercised and the value received, if any, by the director, will depend on the share price on the exercise date. The assumptions used by the Company with respect to the valuation of the option awards are set forth in the Notes to our Consolidated Financial Statements, which are included in our Annual Report on Form 10-K for the period ending December 31, 2008.

(2)	Mr. MacLellan served as an independent director until November 1, 2008, when he was appointed our Chief Executive Officer.
     We indemnify our directors and officers to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to us. This is permitted by our Certificate of Incorporation and our Bylaws.
Stockholder Nominations of Directors
     Stockholders who wish to submit nominees for consideration by our Board of Directors for election as a director of the Company may do so by submitting in writing such nominees’ names, in compliance with the procedures as described below, to our Secretary. A stockholder’s nomination must contain:
•	A statement that the proposing party is a stockholder and is proposing a candidate for consideration by our Board of Directors;

•	The name of and contact information for the stockholder at it appears on our books and records;

•	The name of and contact information for the candidate;

•	A statement of the candidate’s business and educational experience;

•	Information regarding each of the factors listed above, sufficient to enable our Board of Directors to evaluate the candidate;

•	A statement detailing any relationship or understanding between the proposing stockholder and the candidate;

•	A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected; and

•	A statement of the number of shares of our Common Stock that the proposing stockholder holds of record or in which such stockholder has a beneficial interest and the number of such shares that have been held for more than one year.
Required Vote
     Directors are elected by a plurality of the votes cast. This means that the individuals nominated for election to the Board of Directors who receives the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Nominees do not need to receive a majority to be elected. If you withhold authority to vote with respect to the election of some or all of the nominees, your shares will not be voted with respect to those nominees indicated. Your shares will be counted for purposes of determining whether there is a quorum, but it will have no effect on the election of those nominees. If the stockholders approve Proposals 7 and 8, then the nominees receiving the highest number of votes in each class will be elected. If the stockholders do not approve Proposals 7 and 8, then the five nominees receiving the highest number of votes will be elected.
PROPOSAL 7 — AMENDMENT AND RESTATEMENT OF CERTIFICATE OF
INCORPORATION
     Our Board of Directors has approved, subject to stockholder approval, an amendment and restatement of our Certificate of Incorporation in order to: (i) clarify certain terms and shorten them to conform more closely to those of other Delaware public corporations and modern corporate governance practices; (ii) promote continuity and stability in the management and policies of the Company; (iii) encourage potential acquirers to negotiate with our Board of Directors, acting on behalf of the Company and its stockholders; (iv) enhance the bargaining position of our Board of Directors in such negotiations; and (v) discourage certain takeover-related tactics that may be inconsistent with the best interests of the Company and its stockholders. The full text of the proposed amended and restated Certificate of Incorporation is set forth as Annex A of this Proxy Statement. Given that the majority of the changes proposed to the Certificate of Incorporation in this Proposal and to the Bylaws in Proposal 8 relate to anti-takeover provisions, are inter-related between the two documents, and are being made in tandem, we are proposing that the stockholders adopt each document in its entirety in Proposals 7 and 8, respectively. The effectiveness of Proposal 7 is contingent on the approval of Proposal 8 by the stockholders.
     Reasons for Amendments
     Our original Certificate of Incorporation was prepared in 1989 upon our reincorporation as a Delaware corporation, prior to the initial public offering of our Common Stock. Over the course of the intervening 20 years, there have been a number of substantive changes made to the Delaware General Corporation Law (“DGCL”), as well as changes in the practical application of the law. Apart from multiple amendments over the years that have provided for increases in our authorized capital and stock splits, we have not otherwise amended our Certificate of Incorporation since our initial public offering. As a result, our current Certificate of Incorporation is significantly different from the certificates of incorporation of other public companies, particularly those that have become public corporations more recently.
     Another purpose for amending and restating our Certificate of Incorporation is to discourage certain types of transactions that involve an actual or threatened unwelcome or unsolicited change in control of the Company. The amendments in general: (i) provide that directors may only be removed without cause with the approval of holders of at least 2/3 or more of the voting power of the Company’s voting stock; and (ii) elect that the Company will be governed by the Delaware business combination statute — Section 203 of the DGCL.
     The amended and restated Certificate of Incorporation is intended to encourage persons seeking to acquire control of the Company to initiate such efforts through negotiations with our Board of Directors. Our Board of Directors believes that the proposed amendments will help provide our Board of Directors with the time necessary to evaluate unsolicited offers, as well as appropriate alternatives, in a manner that assures fair treatment of the Company’s stockholders. The proposed amendments are also intended to increase the bargaining leverage of our

Board of Directors, on behalf of our stockholders in any negotiations concerning a potential change in control of the Company. The amended and restated Certificate of Incorporation will, however, make more difficult or discourage a proxy contest or the assumption of control by a substantial stockholder and thus could increase the likelihood that incumbent directors will retain their positions. If adopted, the proposed amendments could also have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company even though such attempt might be beneficial to the Company’s stockholders.
     The provisions of the proposed amended and restated Certificate of Incorporation are permitted under the DGCL. The proposed amendments are not the result of management’s knowledge of any specific effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise.
Effect of Amendments
     The effect of the proposed amendments would be to update our Certificate of Incorporation, and make it consistent with the DGCL and current practice. The proposed amendments would also amend or eliminate several obsolete provisions from our Certificate of Incorporation, and add anti-takeover protections. They would not, however, alter the number of shares or classes of the Company’s authorized capital stock. A detailed summary of the proposed amendments follows below.
     While our Board of Directors believes that amending our Certificate of Incorporation is in the best interests of the Company and its stockholders, the amendments present scenarios that might be considered disadvantageous to the Company and/or its stockholders. To the extent that any third party is deterred by the proposed amendments, such amendments may have the effect of preserving the incumbent management in office. The amended and restated Certificate of Incorporation may also serve to benefit incumbent management by making it more difficult to remove management, even if the only reason for the proposed change of control of the stockholder action may be the unsatisfactory performance of the present directors.
     Takeovers or changes in the board of directors of a company that are proposed and effected without prior consultation and negotiation with the company are not necessarily detrimental to the company and its stockholders. However, our Board of Directors feels that the benefits of seeking to protect the ability of the Company to negotiate effectively through directors who have previously been elected by the stockholders and who are familiar with the Company outweigh any disadvantage of discouraging such unsolicited proxies.
Summary of Proposed Changes to our Certificate of Incorporation
          1. Limitations on Removal of Directors
     Purpose and Effect of the Proposed Amendment
     Under the DGCL, unless otherwise provided, the holders of a majority of the shares then entitled to vote at an election of directors may effect the removal of directors of a corporation with or without cause. A requirement of a greater percentage of votes to remove directors without cause would preclude a potential acquirer or other stockholder from removing incumbent directors without cause with only a simple majority vote. This amendment would preclude the removal of any director or directors by the proponent of an unsolicited takeover proposal or another stockholder, unless removal is warranted for reasons other than control of our Board of Directors, or is voted for by 2/3 of the voting power of the Company.
     Proposed Revision
     Our Certificate of Incorporation currently provides in Article VII(d) that, at a meeting of the stockholders called expressly for that purpose, one or more members of our Board of Directors (including the entire board) may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. The same provision is found in Article III, Section 3.14 of our Bylaws.

     The proposed amendments would remove Article VII(d) from our Certificate of Incorporation entirely, and would amend our Bylaws to provide that one or more directors may be removed from office at any time (i) with cause by the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally at an election of directors or (ii) without cause by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally at an election of directors.
          2. Delaware Business Combination Statute
     Purpose and Effect of the Proposed Amendment
     Business combination statutes prohibit for a specified period of time (usually three to five years) a merger, sale or other disposition of assets, sale or other transfer of stock or a similar transaction between a company and an “affiliated stockholder” or “interested stockholder”, which, in Delaware, is defined as a holder of more than 15% of the outstanding voting stock of the Company. Section 203 of the DGCL would prohibit us from engaging in certain business combinations with any interested stockholder (which, subject to certain exceptions, includes any person, who, together with such person’s affiliates and associates, owns 15% or more of our outstanding voting stock) for a period of three years following the time that such stockholder became an interested stockholder, unless (i) prior to such time, our Board of Directors approved the business combination or the transaction that resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder (together with such stockholder’s affiliates and associates, owned at least 85% of the voting stock of the Company, excluding certain management and employee plan shares), or (iii) after such time, the business combination is approved by our Board of Directors and authorized by the affirmative vote of at least 66 and 2/3% of the outstanding voting stock that is not owned by the interested stockholder.
     Proposed Revision
     In Article VIII of our current Certificate of Incorporation, the Company opted out of being subject to business combination statutes, specifically stating that it was not to be governed by the provisions of the Utah Control Shares Acquisition Act, the Nevada provisions applicable to the acquisition of controlling interest, or any similar statute to which the Company may become subject. The proposed amendment to our Certificate of Incorporation (Article VII) would provide that the Company elects to be governed by Section 203 of the DGCL.
Certain Takeover-Related Considerations
     Our Board of Directors believes that the provisions of our current Certificate of Incorporation make our Company unacceptably vulnerable to potentially coercive or unfair takeover practices and takeover proposals or takeover-related tactics that are inadequate or otherwise not in the best interests of the Company and its stockholders. In particular, our Board of Directors believes that the imminent threat of removal and replacement of a majority or all of our directors by means of a proxy contest in connection with an unsolicited takeover proposal could severely curtail the ability of our Board of Directors effectively to (i) negotiate with a potential acquirer to improve the terms of such proposal or (ii) otherwise respond to such proposal, including, under appropriate circumstances, by developing or implementing alternatives designed to provide superior value to our stockholders. Moreover, because serious disruption to our management, policies, and business operations would likely result from a replacement of a majority or all of our directors, it is possible that even a person who was not seriously interested in acquiring control of the Company could seek to use the threat of a proxy contest or takeover proposal as a means to pressure the Company to repurchase such person’s voting securities at a substantial premium over market price in order to avoid such disruption.
     The proposed amendments are not intended to, and our Board of Directors believes that they will not, deter fully priced cash offers for all outstanding shares of Common Stock because the fiduciary duties of our Board of Directors will require it to act in the best interests of the Company and its stockholders in responding to an unsolicited takeover proposal. Rather, our Board of Directors believes that the proposed amendments will (i) promote continuity and stability in the management and polices of the Company, (ii) encourage potential acquirers to negotiate with our Board of Directors, acting on behalf of the Company and its stockholders, (iii) enhance the bargaining position of our Board of Directors in such negotiations, and (iv) discourage certain takeover related tactics that may be inconsistent with the best interests of the Company and its stockholders. It is possible, however, that the proposed amendments could have the effect of discouraging an unsolicited takeover proposal and make it more difficult to replace our existing Board of Directors and management, even though such a proposal or replacement might be beneficial to the Company and its stockholders and even though some stockholders might otherwise desire such a proposal or replacement. Acquisitions or other changes in control that are proposed and effected without prior consultation and negotiation with our existing Board of Directors and management may not necessarily be detrimental to the Company and its stockholders. Our Board of Directors, however, believes that the benefits of continuity and stability in the management and policies of the Company and the enhancement of the ability of our Board of Directors to negotiate with the proponents of unsolicited takeover proposals and otherwise respond to such proposals outweigh the disadvantages of potentially discouraging such proposals and the possibility of self-interest by management.
Additional Certificate of Incorporation Revisions
Calling Special Meetings
     Purpose and Effect of the Proposed Amendment and Proposed Revision
     Our Board of Directors believes it to be in the best interests of the Company to allow special meetings of the stockholders to be called by our Chairman of the Board, Chief Executive Officer, or President, in addition to the majority of the total number of authorized directors.
     Article V of our Certificate of Incorporation currently provides that special meetings of the stockholders of the Company may be called only by our Board of Directors pursuant to a resolution duly adopted by a majority of the total number of directors that the Company would have if there were no vacancies. Article II, Section 2.02 of our Bylaws currently provides that special meetings of the stockholders may only be called in the manner provided in our Certificate of Incorporation.
     The proposed amendment to our Certificate of Incorporation would remove Article V altogether, and the proposed amendment to our Bylaws would allow (i) our Chairman of the Board, (ii) our Chief Executive Officer, (iii) our President or (iv) our Board of Directors, pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption) to call a special meeting.
Removal of Reference to the Number of Authorized Directors
     Purpose and Effect of the Proposed Amendment and Proposed Revision
     The DGCL permits us to specify the number of authorized directors in either the bylaws or the certificate of incorporation. If the certificate of incorporation fixes the number of directors, a change in the number of directors may be made only by amendment of the certificate.
     Our Certificate of Incorporation currently provides in Article VII that the number of directors of the Corporation shall not be less than three nor more than nine, the exact number of directors to be fixed from time to time only by the vote of a majority of the entire board of directors. No decrease in the number of directors shall shorten the term of any incumbent director.
     Management believes that it is in the best interests of our Company to remove this provision entirely from our Certificate of Incorporation, and instead amend the Bylaws so that the authorized number of directors of the corporation shall be fixed by our Board of Directors from time to time.
     Approval Requirements
     The affirmative vote of a majority of the shares entitled to vote at the Annual Meeting is required to approve the proposed amendment and restatement of our Certificate of Incorporation. If the proposal is approved, it will become effective upon the filing of our Certificate of Amendment with the Delaware Secretary of State, which will occur as soon as reasonably practicable after approval.

Our Board of Directors recommends that stockholders vote “FOR” the amendment and restatement of our
Certificate of Incorporation.

PROPOSAL 8 — AMENDMENT AND RESTATEMENT OF BYLAWS
     Our Board of Directors has approved, subject to stockholder approval, an amendment and restatement of our Bylaws in order to: (i) clarify certain terms and shorten them to conform more closely to those of other Delaware public corporations and modern corporate governance practices; (ii) promote continuity and stability in the management and policies of the Company; (iii) encourage potential acquirers to negotiate with our Board of Directors, acting on behalf of the Company and its stockholders; (iv) enhance the bargaining position of our Board of Directors in such negotiations; and (v) discourage certain takeover-related tactics that may be inconsistent with the best interests of the Company and its stockholders. The full text of the proposed amended and restated Bylaws is set forth as Annex B of this Proxy Statement. Given that the majority of the changes proposed to the Certificate of Incorporation in Proposal 7 and Bylaws in this Proposal relate to anti-takeover provisions, are inter-related between the two documents, and are being made in tandem, we are proposing that the stockholders adopt each document in its entirety in Proposals 7 and 8, respectively. The effectiveness of Proposal 8 is contingent on the adoption of Proposal 7 by the stockholders.
     Reasons for Amendments
     Our original Bylaws were prepared in 1989 upon our reincorporation as a Delaware corporation, prior to the initial public offering of our Common Stock. Over the course of the intervening 20 years, there have been a number of substantive changes made to the Delaware General Corporation Law (“DGCL”), as well as changes in the practical application of the law. We have not amended our Bylaws since our initial public offering. As a result, our current Bylaws are significantly different from the bylaws of other public companies, particularly those that have become public corporations more recently.
     Another purpose for amending and restating our Bylaws is to discourage certain types of transactions that involve an actual or threatened unwelcome or unsolicited change in control of the Company. The amendments in general: (i) require advance notice by the stockholders for nomination of directors or to submit proposals at a stockholder meeting; (ii) prohibit stockholders’ actions by written consent; (iii) classify the directors into three separate classes, as nearly equal in number as possible, with one class to be elected each year; (iv)provide that directors may only be removed without cause with the approval of holders of at least 2/3 or more of the voting power of the Company’s voting stock; and (v) require the vote of 2/3 of the voting power of the Company’s voting stock to amend or repeal, or to adopt any provision inconsistent with any of the foregoing provisions.
     The amended and restated Bylaws are intended to encourage persons seeking to acquire control of the Company to initiate such efforts through negotiations with our Board of Directors. Our Board of Directors believes that the proposed amendments will help provide our Board of Directors with the time necessary to evaluate unsolicited offers, as well as appropriate alternatives, in a manner that assures fair treatment of the Company’s stockholders. The proposed amendments are also intended to increase the bargaining leverage of our Board of Directors, on behalf of our stockholders in any negotiations concerning a potential change in control of the Company. The amended and restated Bylaws will, however, make more difficult or discourage a proxy contest or the assumption of control by a substantial stockholder and thus could increase the likelihood that incumbent directors will retain their positions. If adopted, the proposed amendments could also have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company even though such attempt might be beneficial to the Company’s stockholders.

     The provisions of the proposed amended and restated Bylaws are permitted under the DGCL. The proposed amendments are not the result of management’s knowledge of any specific effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise.
Effect of Amendments
     The effect of the proposed amendments would be to update our Bylaws, and make them consistent with the DGCL and current practice. The proposed amendments would also amend or eliminate several obsolete provisions from our Bylaws, and add certain anti-takeover protections. A detailed summary of the proposed amendments follows below.
     While our Board of Directors believes that amending our Bylaws is in the best interests of the Company and its stockholders, the amendments present scenarios that might be considered disadvantageous to the Company and/or its stockholders. To the extent that any third party is deterred by the proposed amendments, such amendments may have the effect of preserving the incumbent management in office. The amended and restated Bylaws may also serve to benefit incumbent management by making it more difficult to remove management, even if the only reason for the proposed change of control of the stockholder action may be the unsatisfactory performance of the present directors.
     Takeovers or changes in the board of directors of a company that are proposed and effected without prior consultation and negotiation with the company are not necessarily detrimental to the company and its stockholders. However, our Board of Directors feels that the benefits of seeking to protect the ability of the Company to negotiate effectively through directors who have previously been elected by the stockholders and who are familiar with the Company outweigh any disadvantage of discouraging such unsolicited proxies.
Summary of Proposed Changes to our Bylaws
          1. Advance Notice Provisions
     Purpose and Effect of the Proposed Amendment
     Our Board of Directors believes that it is in the Company’s best interest to implement a charter provision to require that stockholders give advance notice of an intention to elect directors or to submit proposals at a stockholder meeting. Such advance notice requirement will serve to protect against unsolicited takeover proposals or attempts to gain control of our Board of Directors, and will also ensure that the Company has adequate time to prepare for any contested election of directors.
     Proposed Amendment
     Article V of our Certificate of Incorporation (Article VI(a) as amended) currently provides that, at any annual meeting or special meetings of the stockholders of the Company, only such business shall be conducted as shall have been brought before such meeting in the manner provided by our Bylaws of the Company. Article II, Section 2.12 of our Bylaws currently provides that nominations to our Board of Directors must be made by timely notice in writing to our Secretary. To be timely, a stockholder’s notice must be delivered or mailed to and received at our principal executive offices no later than 30 days before the annual meeting or, if less than 40 days notice of the meeting was given, then 10 days after the first public notice of that meeting was sent to stockholders. The proposed amendment would revise Article II, Section 2.12 to provide that such notice must be delivered not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting or the 10th day after public notice is given. These requirements are separate from and in addition to the SEC’s own requirements that a stockholder must meet in order for us to be required to include a stockholder’s proposal in our Proxy Statement. If a special meeting is held for the election of directors, then nominations of directors by the stockholders must be made not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to such special meeting or the 10th day after public notice is given.

     Article II, Section 2.15 of our Bylaws currently provides that for a stockholder to bring any business before an annual meeting properly, the stockholder shall have given timely notice thereof in writing to our Secretary. To be timely, a stockholder’s notice must be delivered or mailed to and received at our principal executive offices no later than 30 days before the annual meeting or, if less than 40 days notice of the meeting was given, then 10 days after the first public notice of that meeting was sent to stockholders. The proposed amendment would revise Article II, Section 2.15 to provide that such notice must be delivered not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting or the 10th day after public notice is given. The proposed amendment would also provide that, to be timely with respect to a special meeting, a stockholder’s notice must be received by our Secretary not earlier than the close of business on the 120th day and not later than the close of business on the 90th day before the date of the special meeting; provided, however, that, if the first day on which the notice is transmitted to stockholders or on which public announcement of the date of the special meeting is made is less than 100 days before the date of the special meeting, such stockholder’s notice, to be timely, must be received not later than the 10th day after public notice is given.
     Article II, Section 2.16 of our Bylaws currently provides that, at any special meeting of the stockholders, only the business as stated in the notice for the meeting may be conducted. The proposed amendment will expand Section 2.16 to provide that written notice of the special meeting shall be given to the stockholders not earlier than 60 days before the meeting, and not later than 10 days before the meeting.
           2. Action by Written Consent
     Purpose and Effect of the Proposed Amendment
     Our Board of Directors believes that it is in the Company’s best interest to implement a charter provision to disallow a stockholder vote by written consent in lieu of holding a meeting. Such provision will have an anti-takeover effect as it will serve to prevent unsolicited attempts of the stockholders to take immediate action that would effect corporate control and pressure our Board of Directors into precipitous action.
      Proposed Revision
     Article II, Section 2.17 of our Bylaws currently provides that any action required to or that could be taken at any annual or special meeting of the stockholders of the Company is permitted to be taken by the written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take action at a meeting.
     The proposed amendment to our Bylaws provides that no action of the stockholders may be taken by written consent.
          3. Classification of the Board of Directors
      Purpose and Effect of the Proposed Amendment
     Our Board of Directors believes that a classified board will promote continuity and stability in the management and policies of the Company because, absent extraordinary circumstances, a majority of our directors at any given time will have had prior experience as directors of the Company. Our Board of Directors further believes that such continuity and stability will facilitate long-term planning for the Company’s business.
     A provision calling for longer board terms for directors and staggered board elections in which only a portion of the directors are elected each year will also have an anti-takeover effect, by making it more difficult to change the composition of our Board of Directors. Absent extraordinary circumstances, only a minority of the directors will be elected in any given year. Consequently, two or more annual stockholders meetings will be required to effect a change in the majority of our Board of Directors.

     Proposed Revision
     The proposed amendment to Article III, Section 3.02 of our Bylaws would authorize our Board of Directors to be divided into three classes, with the terms of two directors expiring at the Annual Meeting of Stockholders to be held in 2010, the terms of one director expiring at the Annual Meeting of Stockholders to be held in 2011, and the terms of the two remaining directors expiring at the Annual Meeting of Stockholders to be held in 2012. Commencing with the Annual Meeting of Stockholders to be held in 2010, one class of directors will be elected for a three-year term at each annual meeting of stockholders. If at any time the size of our Board of Directors is changed, the increase or decrease in the number of directors will be apportioned among the three classes to make all classes as nearly equal as possible.
           4. Limitations on Removal of Directors
     Purpose and Effect of the Proposed Amendment
     Under the DGCL, unless otherwise provided, the holders of a majority of the shares then entitled to vote at an election of directors may effect the removal of directors of a corporation with or without cause. A requirement of a greater percentage of votes to remove directors without cause would preclude a potential acquirer or other stockholder from removing incumbent directors without cause with only a simple majority vote. This amendment would preclude the removal of any director or directors by the proponent of an unsolicited takeover proposal or another stockholder, unless removal is warranted for reasons other than control of our Board of Directors, or is voted for by 2/3 of the voting power of the Company.
      Proposed Revision
     Our Bylaws currently provide in Article III, Section 3.14 that, at a meeting of the stockholders called expressly for that purpose, one or more members of our Board of Directors (including the entire board) may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.
     The proposed amendment would amend our Bylaws to provide that one or more directors may be removed from office at any time (i) with cause by the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally at an election of directors or (ii) without cause by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally at an election of directors.
           5. Supermajority Requirement for Amendment
     Purpose and Effect of the Proposed Amendment
     Our Board of Directors believes it to be in the Company’s best interest to amend our Bylaws to require supermajority stockholder approval to amend our Bylaws. The requirement of the affirmative vote of the holders of at least sixty-six and two-thirds (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, to amend our Bylaws may have an anti-takeover effect in that it may prevent a potential acquirer or other stockholder controlling a majority of the voting power of the Company’s stock from avoiding the requirements of our Bylaws by simply amending such provisions. Our Board of Directors also believes that it should continue to be permitted to amend our Bylaws to enable it to respond quickly to events (including potentially coercive or unfair takeover practices).
     Proposed Revision
     Article XII (formerly Article XI) of our Bylaws currently provides that no bylaw adopted or amended by the stockholders is permitted to be altered or repealed by our Board of Directors, and that no bylaw is permitted to be adopted by our Board of Directors that requires more than a majority of the votes cast to constitute action by the stockholders, except where higher percentages are required by law. However, if any Bylaw provision regulating an impending election of directors is adopted or amended or repealed by our Board of Directors, it is required to set forth (in the notice of the next meeting of the stockholders for the election of the directors) our Bylaw so adopted, amended, or repealed, together with a concise summary of the changes made. Further, no amendment, alteration, or repeal of former Article XI is permitted to be made except by the stockholders.
     The proposed amendment to our Bylaws would provide that, subject to the limitations set forth in our Bylaws or our Certificate of Incorporation, our Board of Directors would be expressly empowered to adopt, amend, or repeal our Bylaws. The stockholders also would have the power to adopt, amend, or repeal our Bylaws; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Company required by law or by our Certificate of Incorporation, such action by the stockholders would require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.
Certain Takeover-Related Considerations
     Our Board of Directors believes that the provisions of our current Bylaws make our Company unacceptably vulnerable to potentially coercive or unfair takeover practices and takeover proposals or takeover-related tactics that are inadequate or otherwise not in the best interests of the Company and its stockholders. In particular, our Board of Directors believes that the imminent threat of removal and replacement of a majority or all of our directors by means of a proxy contest in connection with an unsolicited takeover proposal could severely curtail the ability of our Board of Directors effectively to (i) negotiate with a potential acquirer to improve the terms of such proposal or (ii) otherwise respond to such proposal, including, under appropriate circumstances, by developing or implementing alternatives designed to provide superior value to our stockholders. Moreover, because serious disruption to our management, policies, and business operations would likely result from a replacement of a majority or all of our directors, it is possible that even a person who was not seriously interested in acquiring control of the Company could seek to use the threat of a proxy contest or takeover proposal as a means to pressure the Company to repurchase such person’s voting securities at a substantial premium over market price in order to avoid such disruption.
     The proposed amendments are not intended to, and our Board of Directors believes that they will not, deter fully priced and financed cash offers for all outstanding shares of Common Stock because the fiduciary duties of our Board of Directors will require it to act in the best interests of the Company and its stockholders in responding to an unsolicited takeover proposal. Rather, our Board of Directors believes that the proposed amendments will (i) promote continuity and stability in the management and polices of the Company, (ii) encourage potential acquirers to negotiate with our Board of Directors, acting on behalf of the Company and its stockholders, (iii) enhance the bargaining position of our Board of Directors in such negotiations, and (iv) discourage certain takeover related tactics that may be inconsistent with the best interests of the Company and its stockholders. It is possible, however, that the proposed amendments could have the effect of discouraging an unsolicited takeover proposal and make it more difficult to replace our existing Board of Directors and management, even though such a proposal or replacement might be beneficial to the Company and its stockholders and even though some stockholders might otherwise desire such a proposal or replacement. Acquisitions or other changes in control that are proposed and effected without prior consultation and negotiation with our existing Board of Directors and management may not necessarily be detrimental to the Company and its stockholders. Our Board of Directors, however, believes that the benefits of continuity and stability in the management and policies of the Company and the enhancement of the ability of our Board of Directors to negotiate with the proponents of unsolicited takeover proposals and otherwise respond to such proposals outweigh the disadvantages of potentially discouraging such proposals and the possibility of self-interest by management.
      Additional Bylaw Revisions
Reduction of Quorum
      Purpose and Effect of the Proposed Amendment and Proposed Revision
     The DGCL permits us to specify the number of shares that constitutes a quorum for the transaction of any business, so long as a quorum does not consist of less than one-third of the shares entitled to vote at a meeting. In the absence of such specification in the Certificate of Incorporation or Bylaws, a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders.
     Consistent with the DGCL, Section 2.08 of our Bylaws currently provides that, at all meetings of stockholders, the presence of the holders of not less than a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. However, given that our shares are very widely held, management believes it to be in the best interests of our Company to amend Section 2.08 of our Bylaws so that the presence of the holders of not less than one-third (33 and 1/3%) of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business.
Calling Special Meetings
     Purpose and Effect of the Proposed Amendment and Proposed Revision
     Our Board of Directors believes it to be in the best interests of the Company to allow special meetings of the stockholders to be called by our Chairman of the Board, Chief Executive Officer, or President, in addition to the majority of the total number of authorized directors.
     Article V of our Certificate of Incorporation currently provides that special meetings of the stockholders of the Company may be called only by our Board of Directors pursuant to a resolution duly adopted by a majority of the total number of directors that the Company would have if there were no vacancies. Article II, Section 2.02 of our Bylaws currently provides that special meetings of the stockholders may only be called in the manner provided in our Certificate of Incorporation.
     The proposed amendment to our Certificate of Incorporation would remove Article V altogether, and the proposed amendment to our Bylaws would allow (i) our Chairman of the Board, (ii) our Chief Executive Officer, (iii) our President or (iv) our Board of Directors, pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption) to call a special meeting.
Approval Requirements
     The affirmative vote of a majority of the shares entitled to vote at the Annual Meeting is required to approve the proposed amendment and restatement of our Bylaws.

Our Board of Directors recommends that stockholders vote “FOR” the amendment and restatement of our
Bylaws.

PROPOSAL 9 — APPROVAL OF STOCKHOLDER RIGHTS AGREEMENT
Background
     The Company’s stockholders are being asked to approve the Stockholder Rights Agreement to be entered into between Corporate Stock Transfer, Inc., as Rights Agent (the “Rights Agreement”), and us. While neither our Certificate of Incorporation nor our Bylaws (current and as proposed to be amended) nor applicable law requires stockholder approval of a rights agreement or any similar arrangement, our Board of Directors has determined to request stockholder approval of the Rights Agreement as a matter of good corporate governance.
     We will only implement the proposed Rights Agreement if it is approved of by our stockholders. Our Board of Directors’ decision to propose that the stockholders approve the adoption of the Rights Agreement was not made in response to any efforts by any party to acquire or gain control of the Company and our Board of Directors is not currently aware of any such efforts. The Rights Agreements is not intended to prevent a non-coercive takeover bid or to keep the current management or directors in office.
     The proposed Rights Agreement is designed, among other things, to deter the use of coercive or abusive takeover tactics by one or more parties interested in acquiring the Company or a significant position in our Common Stock without offering fair value to all stockholders, as well as generally to assist our Board of Directors in representing the interests of all stockholders in connection with any takeover proposals. The Rights Agreement would accomplish these objectives by encouraging a potential acquiror to negotiate with our Board of Directors for redemption of the Rights or amendment of the Rights Agreement prior to such party exceeding the ownership thresholds set forth in the Rights Agreement. If the Rights under the Rights Agreement were not redeemed (or the Rights Agreement were not amended to permit the particular acquisition) and such party were to exceed the ownership thresholds, the Rights would become exercisable at a discounted price. That would result in both a dilution of the party’s holdings and make an acquisition of us considerably more expensive by significantly increasing the number of shares that such party would need to acquire to effect a takeover.
Reasons for the Rights Agreement
     Our Board of Directors believes that the Rights Agreement is in the best interests of the Company’s stockholders for the following reasons:
•	The Rights Agreement enables our Board of Directors, as the elected representatives of the stockholders, to respond better to an unsolicited acquisition proposal. The Rights Agreement does not prevent parties from making an unsolicited offer for or acquisition of the Company at a full and fair price and on fair terms. It does, however, give our Board of Directors a greater ability to defend stockholders against abusive tactics that could be used to gain control of the Company without paying stockholders a fair price for their shares. It is also intended to ensure that all stockholders are treated fairly in an acquisition of the Company.

•	The Rights Agreement encourages potential acquirers to negotiate in good faith with our Board of Directors. This gives our Board of Directors an ability to negotiate on behalf of the stockholders to achieve a fair price and other terms that are consistent with the intrinsic value of the Company and in the best interests of the Company and its stockholders. Under all circumstances, our Board of Directors has the same responsibilities and is committed to considering acquisition proposals in a manner consistent with the directors’ fiduciary duties to the stockholders.

•	The Rights Agreement would also enable our Board of Directors to manage and control an auction or other sale process better if our Board of Directors decides to consider strategic alternatives or to sell the Company. It enhances our Board of Directors’ ability to protect a negotiated transaction from uninvolved third parties once the auction or other sale process is completed. It also may be effective in providing our Board of Directors additional time to evaluate a proposed transaction and, if necessary, seek alternative courses of action to maximize stockholder value.

•	Our Board of Directors believes that the Company’s current stock price does not fully reflect the long-term value of the Company implied by our strategic plan. The Rights Agreement could be of assistance to us in our continued implementation of our strategic plan and could protect our stockholders from an unwanted loss of the benefits expected to be received by them from our strategic plan, as implemented, because the Rights Agreement is intended to deter the use of takeover tactics by one or more parties interested in acquiring us or a significant position in our Common Stock without also offering fair value to all of our stockholders. The Rights Agreement is also intended to assist our Board of Directors in representing the interests of all stockholders in connection with any such takeover proposals.

•	The Rights Agreement has a 15% trigger, is subject to re-evaluation by our independent directors every three years, has no features that limit the ability of a future board to redeem the Rights, and possesses other customary terms described below.

•	Over time, large pharmaceutical companies have historically sought to acquire regional and specialty pharmaceutical companies. This historical merger and acquisition activity may resume before our stock price has had an opportunity to rebound, in addition to the expected results of our current strategic plan having taken effect, and could leave our stockholders vulnerable to a hostile bid in which full stockholder value could not be realized. Despite significant declines in market value, potential acquirors, both inside the industry and out, have strong cash positions to finance acquisitions. Our Board of Directors believes that the Company is still following a correct business strategy and that the best way to maximize stockholder value is to continue the implementation of the strategic plan and the realization of its expected benefits for all stockholders.
Description of the Rights Agreement
     The following is a summary of certain material terms of the Rights Agreement. A copy of the proposed Rights Agreement recommended by our Board of Directors is set forth in Annex C, and this discussion is qualified in its entirety by reference to Annex C.
     Rights Dividend
     If the stockholders approve the Rights Agreement, our Board of Directors will declare a dividend distribution of one Series A Junior Participating Preferred Stock purchase right (a “Right”) for each outstanding share of Common Stock of the Company to stockholders of record as of the close of business on September 1, 2009 (the “Record Date”). In addition, one Right will automatically attach to each share of Common Stock issued between the Record Date and the Distribution Date (as hereinafter defined). Each Right will entitle the registered holder thereof to purchase from the Company one one-thousandth of a share of fully paid, nonassessable Series A Junior Participating Preferred Stock, with $0.001 par value (the “Series A Preferred”), at a cash exercise price of $10.00 (the “Exercise Price”), subject to adjustment.
     Distribution Date
     Initially, the Rights will not be exercisable and will be attached to and trade with the Common Stock outstanding as of, and all Common Stock issued after, the Record Date. The Rights will separate from the Common Stock and become exercisable upon the earlier of (i) the close of business on the 10th calendar day following the first public announcement (the date of that announcement, the “Stock Acquisition Date”) that a person or a group of affiliated or associated persons has acquired beneficial ownership of 15% or more of the outstanding Common Stock (an “Acquiring Person”), or (ii) the close of business on the 10th business day (or such later day as our Board of Directors may determine) following the commencement of a tender offer or exchange offer that would result, upon its consummation, in a person or group becoming the beneficial owner of 15% or more of the outstanding Common Stock (the earlier of (i) or (ii), the “Distribution Date”).
     The Rights Agreement exempts from the definition of Acquiring Person any person, whom our Board of Directors determines acquired in excess of 15% of the Common Stock inadvertently, if that person promptly divests itself (on a time schedule that does not result in such Person and divestiture transaction being subject to the “short swing” provisions of Rule 16(a) under the Exchange Act) of sufficient Common Stock to reduce the number of shares beneficially owned by that person to below the 15% threshold.
     Until the Distribution Date (or the earlier redemption, exchange or expiration of the Rights): (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after the Record Date will include a notation incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any certificates for Common Stock will also constitute the transfer of the Rights associated with the Common Stock represented by that certificate.
     As soon as practicable after the Distribution Date, Right Certificates will be mailed to holders of record of Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Right Certificates alone will represent the Rights. Except as otherwise determined by our Board of Directors, only Common Stock issued prior to the Distribution Date will be issued with Rights.

     Grandfathered Stockholder Provision
     Notwithstanding the foregoing, with respect to Jade Capital Group, Ltd., together with all of its affiliates and associates (such person or persons being referred to in the Rights Agreement as a “Grandfathered Person”), the Distribution Date will not occur unless such Grandfathered Person has acquired beneficial ownership of shares of Common Stock representing 20% of the outstanding shares of Common Stock.
     Expiration Date and Independent Review
     The Rights are not exercisable until the Distribution Date and will expire at the close of business May 10, 2019 (the “Expiration Date”), unless previously redeemed or exchanged by the Company, as described below. Following the adoption of the Rights Agreement, a committee comprised of independent members of our Board of Directors shall review the Rights Agreement to determine whether the maintenance of the Rights Agreement continues to be in the best interests of the Company and its stockholders. Such review should occur periodically, but at least every three years.
     Subscription and Merger Rights
     If a Stock Acquisition Date occurs, proper provision will be made so that each holder of a Right (other than an Acquiring Person or associates or affiliates thereof, whose Rights will become null and void) thereafter has the right to receive upon exercise that number of shares of Series A Preferred having a market value of two times the exercise price of the Right (that right being referred to as the “Subscription Right”). If, at any time following the Stock Acquisition Date and without approval of our Board of Directors: (i) the Company consolidates with, or merges with and into, any Acquiring Person or any associate or affiliate thereof, and the Company is not the continuing or surviving corporation, (ii) any Acquiring Person or any associate or affiliate thereof consolidates with the Company, or merges with and into the Company and the Company is the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of Common Stock are changed into or exchanged for stock or other securities of any other person or cash or any other property, or (iii) 50% or more of the Company’s assets or earning power is sold, mortgaged or otherwise transferred, each holder of a Right will thereafter have the right to receive, upon exercise, common stock of the acquiring company having a market value equal to two times the exercise price of the Right (such right being referred to as the “Merger Right”). Each holder of a Right will continue to have the Merger Right whether or not that holder has exercised the Subscription Right, but Rights that are or were beneficially owned by an Acquiring Person may (under certain circumstances specified in the Rights Agreement) become null and void.
     Until a Right is exercised, the holder will have no rights as a stockholder of the Company (beyond those as an existing stockholder), including the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income if the Rights become exercisable for shares of Series A Preferred, other securities of the Company or other consideration, or for common shares of an acquiring company.
     Exchange Feature
     At any time after a Stock Acquisition Date occurs, our Board of Directors may, at its option, exchange Common Stock or Series A Preferred for all or any part of the then outstanding and exercisable Rights at an exchange ratio of one share of Common Stock for one one-thousandth of a share of Series A Preferred per Right. However, our Board of Directors generally will not be empowered to effect such exchange at any time after any person becomes the beneficial owner of 50% or more of our Common Stock.
     Adjustments
     The Exercise Price payable, and the number of shares of Series A Preferred or other securities or property issuable, upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution (i) in the event of a share dividend on, or a subdivision, combination or reclassification of, the Series A Preferred, (ii) if holders of the Series A Preferred are granted certain rights or warrants to subscribe for Series A Preferred or convertible securities at less than the current market price of the Series A Preferred, or (iii) upon the distribution to holders of the Series A Preferred of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referenced in (i) and (ii)).
     With certain exceptions, no adjustment in the Exercise Price will be required until cumulative adjustments amount to at least 1% of the Exercise Price. The Company is not obligated to issue fractional shares of Series A Preferred (other than fractions that are integral multiples of one one-thousandth of a share of Series A Preferred). If the Company elects not to issue fractions of one one-thousandth of a share of Series A Preferred, an adjustment in cash will be made based on the fair market value of the Series A Preferred on the last trading date prior to the date of exercise.
     Redemption
     The Rights may be redeemed in whole, but not in part, at a price of $0.001 per Right (payable in cash, Common Stock, or other consideration considered appropriate by our Board of Directors) only until the earlier of (i) the Distribution Date, or (ii) the expiration date of the Rights Agreement. Immediately upon any action of our Board of Directors ordering redemption of the Rights, the Rights will terminate and thereafter the only right of the holders of Rights will be to receive the redemption price.
     Amendment
     The Rights Agreement may be amended by our Board of Directors in its sole discretion until the Distribution Date. After the Distribution Date, our Board of Directors may, subject to certain limitations set forth in the Rights Agreement, amend the Rights Agreement only to cure an ambiguity, defect or inconsistency, to shorten or lengthen any time period, or to make changes that would not adversely affect the interests of Rights holders (excluding the interests of an Acquiring Person or associates or affiliates thereof).
      Description of Series A Preferred Stock
     The Series A Preferred that may be acquired upon exercise of the Rights will not be redeemable. Each share of Series A Preferred will have a preferential quarterly dividend of the greater of (i) $1.00 per share and (ii) an amount equal to 1,000 multiplied by any higher dividend per share declared on our Common Stock. If the Company liquidates, each holder of a share of Series A Preferred will receive a preferred liquidation payment equal to the greater of (i) $1,000.00 per share and (ii) an amount equal to 1,000 multiplied by the amount distributed on each share of Common Stock. Each share of Series A Preferred has the right to 1,000 votes on all matters submitted to a vote of the stockholders of the Company. On any merger, consolidation or other transaction in which shares of Common Stock are to be exchanged, each share of Series A Preferred will be entitled to receive 1,000 multiplied by the per-share amount paid in respect of each share of Common Stock. The rights of holders of the Series A Preferred to dividends and upon liquidation, and in connection with mergers and consolidations, are protected by customary anti-dilution provisions.
Vote Required; Board of Directors’ Recommendation
     Approval of the proposed Rights Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present at the Annual Meeting, in person or by proxy. Abstentions from voting, as well as broker non-votes, will have the same effect as a vote against the proposed Rights Agreement.

Our Board of Directors recommends that stockholders vote “FOR” approval of the Rights Agreement.

PROPOSAL 10 — APPROVAL OF 2008-2009 PERFORMANCE AND EQUITY INCENTIVE PLAN
The Plan
     Our Board of Directors unanimously approved the 2008-2009 Performance and Equity Incentive Plan (the “2008-2009 Plan”), subject to stockholder approval at the 2009 Annual Meeting. Our Board of Directors is requesting that our stockholders approve the 2008-2009 Plan because of its belief that the 2008-2009 Plan is in the Company’s best interest and that of our stockholders. The following summary of certain features of the 2008-2009 Plan is qualified in its entirety by reference to the actual text of the 2008-2009 Plan, which is attached as Annex D to this Proxy Statement. If approved by the stockholders, the Compensation Committee or our Board of Directors may suspend or terminate the 2008-2009 Plan at any time.
     The 2008-2009 Plan provides for the grant to employees, including executive officers, of restricted stock, as well as cash or other stock-based awards and other benefits. The purpose of the 2008-2009 Plan is to enable us to attract and retain qualified persons as employees, officers and directors and others, whose services are required by us, and to motivate such persons by providing them with equity participation in us.
     A maximum of 1,000,000 shares of Common Stock may be issued and awarded under the 2008-2009 Plan. The maximum number of shares of Common Stock that may be subject to stock awards granted to any one participant during any single year period is 300,000. As of June 18, 2009, awards to purchase 765,000 shares of Common Stock under the 2008-2009 Plan have been granted, subject to stockholder approval of the 2008-2009 Plan. As of June 18, 2009, there are 2,512,001 authorized but unissued options to purchase shares of Common Stock under the 1999, 2002, 2004, 2006, and 2007 incentive plans.
     The 2008-2009 Plan is administered by the Compensation Committee, which has, subject to specified limitations, the full authority to grant equity awards and establish the terms and conditions for vesting and exercise thereof. Awards of restricted stock under the 2008-2009 Plan may qualify for the “performance-based compensation” exception under Internal Revenue Code Section (the “IRC”)162(m) pursuant to their expected terms. Cash-based awards and awards of restricted stock, performance units and stock may qualify under Section 162(m) of the IRC if the terms of the award state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the award and preclude discretion to increase the amount of compensation payable under the terms of the award.
     Unless the Compensation Committee determines otherwise, if a recipient of restricted stock ceases to have a relationship with our Company, non-vested shares of restricted stock shall be forfeited. The Compensation Committee may grant cash awards at such times and in such amounts as it deems appropriate; however, the amount of cash award in any fiscal year to any recipient shall not exceed the greater of $500,000 or 50% of his or her cash compensation (excluding any cash award paid pursuant to the 2008-2009 Plan in such fiscal year). The Compensation Committee has the right to grant other stock-based awards, which may include the grant of Common Stock based on certain conditions, the payment of cash based on the market performance of our Common Stock and the grant of securities convertible into Common Stock.
     With respect to awards of restricted stock, if no election is made under Section 83(b) of the IRC and repurchase rights of the shares are retained by us, a taxable event will occur on each date the participant’s ownership rights vest as to the number of shares that vest on that date, and the holding period for capital gain purposes will not commence until the date the shares vest. Any dividends received with respect to shares subject to the restrictions will be treated as additional compensation income and not as dividend income. The participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares. Any income recognized by a participant, who is an employee, will be subject to employment taxes and income tax withholding by us out of the participant’s current compensation. If such compensation is insufficient to cover the amount to be withheld, the participant will be required to make a direct payment to us for the balance of the tax withholding obligation. We are entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. The participant’s basis in the shares will be equal to the purchase price, if any, increased by the amount of ordinary income recognized. If instead a Section 83(b) election is made not later than 30 days after the date of transfer, then the participant will recognize ordinary income on the date of purchase in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid for such shares. Any change in the value of the shares after the date of grant will be taxed as a capital gain or capital loss only if and when the shares are disposed of by the participant. If the Section 83(b) election is made, the participant’s holding period for capital gains begins on the date of grant. The Section 83(b) election is irrevocable. If a Section 83(b) election is made and the participant then forfeits the restricted stock, the participant may not deduct as a loss the amount previously included in gross income. We will be entitled to a deduction at the same time, and in an amount equal to, the ordinary income recognized by the participant with respect to shares of restricted stock.
     The foregoing is only a summary of certain federal income tax consequences of the 2008-2009 Plan and is based on our understanding of present federal tax laws and regulations.
     In the event of a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or other distribution of our stock or property, or other change in our corporate structure, the Compensation Committee may, in its sole discretion, in order to prevent diminution or enlargement of a participant’s benefits under the 2008-2009 Plan, substitute or adjust the number and class of shares that may be delivered under the 2008-2009 Plan and/or the number, class and price of shares covered by an outstanding award.
     If a change in control of the Company occurs, then, to the extent permitted by applicable law, the surviving corporation may assume all awards then-outstanding under the 2008-2009 Plan or substitute similar awards in lieu of awards granted under the 2008-2009 Plan. If a change in control occurs, the Compensation Committee may, among other things, provide for acceleration of benefits, lapsing of restrictions and vesting of benefits for any award that has been outstanding for at least six months, or provide for cash payments to be made to holders of certain awards and the cancellation of awards where the exercise price exceeds the fair market value of the shares.
     Subject to the foregoing, the Compensation Committee has broad discretion to describe the terms and conditions applicable to awards granted under the 2008-2009 Plan. The Compensation Committee may at any time discontinue granting awards under the 2008-2009 Plan or otherwise suspend, amend or terminate the 2008-2009 Plan and may, with the consent of an award recipient, make such modification of the terms and conditions of such recipient’s award as the Compensation Committee shall deem advisable. The Compensation Committee may amend the 2008-2009 Plan; provided, however, that no amendment shall be effective unless approved by stockholders if such approval is required under 162(m) of the IRC, Rule 16b-3 of the Exchange Act, the rules of the NYSE Amex or other applicable exchange, or applicable law.
     No award may be granted during any suspension or after termination of the 2008-2009 Plan.
Vote Required; Board of Directors’ Recommendation
     The approval of the 2008-2009 Plan will require the affirmative vote of a majority of the outstanding shares of our Common Stock.

Our Board of Directors recommends that stockholders vote “FOR” approval and adoption of the
2008-2009 Performance and Equity Incentive Plan.

PROPOSAL 11 — APPROVAL AND RATIFICATION OF ISSUANCE OF 120,000 SHARES OF
COMMON STOCK TO INDEPENDENT BOARD MEMBERS
Ratification of Issuance of Stock as Compensation
     On January 7, 2009, our Board of Directors awarded a bonus of 40,000 shares of our restricted Common Stock to each of our independent directors for their extraordinary services to us. None of these 120,000 shares of Common Stock is part of the 2008-2009 Plan and none of these shares is subject to any vesting or other performance criteria.

Need for Stockholder Approval
Rule 711 of the Company Guide of the NYSE Amex requires listed companies to obtain stockholder approval in connection with the establishment of (or material amendment to) a stock option or purchase plan or other equity compensation arrangement, pursuant to which options or stock may be acquired by officers, directors, employees or consultants, regardless of whether or not such authorization is required by law or by the Company’s charter documents.
Vote Required; Board of Directors’ Recommendation
     Approval of the ratification of the issuance of the 120,000 shares of stock will require the affirmative vote of a majority of the total number of shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote.

The Board of Directors recommends that the stockholders vote “FOR” ratification of the issuance of
120,000 shares of Common Stock to the independent members of our Board of Directors.

AUDIT COMMITTEE REPORT FOR THE YEAR ENDED DECEMBER 31, 2008
     Our Audit Committee has reviewed and discussed the Company’s audited financial statements with management. Additionally, our Audit Committee has discussed with KMJ | Corbin & Company LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61, as amended, Communications with Audit Committees, with respect to annual financial statements, and Statement of Auditing Standards No. 100, Interim Financial Information, with respect to quarterly financial statements. Our Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with the independent registered public accounting firm such firm’s independence from the Company and its management. Our Audit Committee also has considered whether the independent registered public accounting firm’s provision of permitted non-audit services to the Company is compatible with its independence. Our Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management.
     In reliance on the reviews and discussions referred to above, our Audit Committee recommended to our Board of Directors, and our Board of Directors approved, the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the SEC.
The Audit Committee:
Michael Boswell (Chair)
William M. Thompson, III, M.D.
Edward R. Arquilla, M.D., Ph.D.
OUTSTANDING EQUITY COMPENSATION PLAN INFORMATION
     The following provides information concerning compensation plans under which equity securities of the Company were authorized for issuance as of December 31, 2008:

(c)
Number of
securities
	(a)		remaining
	Number of		available
	securities to	(b)	for future
	be	Weighed-	issuances under
	issued upon	average	equity
	exercise of	exercise price of	compensation
	outstanding	Outstanding	plans (excluding
	options,	options,	securities
	warrants	warrants	reflected in
Plan Category	and rights	and rights	Column (a))

Equity compensation plans approved by security holders	2,257,001	$3.93	965,489
Equity compensation plans not approved by security holders	168,750	$3.52	-0-
Total	2,425,751	$3.90	965,489
EXECUTIVE COMPENSATION AND OTHER INFORMATION
     The following table sets forth all compensation received during the two years ended December 31, 2008 by our Chief Executive Officer, Chief Financial Officer and each of the other two most highly compensated executive officers whose total compensation exceeded $100,000 in such fiscal year. These officers are referred to as the Named Executive Officers in this Proxy Statement.

				Option	All other
		Salary	Bonus	Awards	Compensation		Total
Name & Principal Position(4)	Year	($)	($)	($)(1)	($)		($)
Gary L Dreher, President & CEO	2008	$541,667	$100,000	$500,420	$164,815	(2)(3)	$1,306,902
	2007	$457,896	$90,000	$607,160	$61,337	(2)	$1,216,393
Frank Zheng	2008	$360,000	$85,000	$48,958	—		$493,958
	2007	$204,000	—	—	—		$204,000
Minghui Jia	2008	$240,000	$85,000	$48,958	—		$373,958
	2007	$156,000	—	—	—		$156,000

(1)	The value of option awards included in this column represents the compensation costs recognized by the Company in fiscal year 2008 and 2007 for option awards made or modified in 2008 and 2007 calculated pursuant to SFAS No. 123(R). The values included within this column have not been, and may never be realized. The options might never be exercised and the value received by the executive officer or the Chief Financial Officer, if any, will depend on the share price on the exercise date. The assumptions used by the Company with respect to the valuation of the option awards are set forth in the Notes to our Consolidated Financial Statements, which are included in our Annual Report on Form 10-K. There were no forfeitures during the year.

(2)	Mr. Dreher’s perquisites and other personal benefits include certain amounts for life insurance, car allowance and membership dues aggregate $14,815.

(3)	Effective as of October 31, 2008, Mr. Dreher resigned and his compensation as an executive officer ceased as of such date. He received $125,000 upon the effective date of his Severance Agreement, and the Company paid $25,000 of his legal expenses. In addition we agreed to pay Mr. Dreher $540,000 in monthly installments of $18,000, commencing January 31, 2009 for consulting services, as well as continuation of certain insurance coverage.

(4)	Excludes any compensation payable to Mr. MacLellan who replaced Mr. Dreher as our President and Chief Executive Officer in November 2008.

COMMON STOCK OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
     The following table shows the beneficial ownership of our shares of Common Stock as of June 30, 2009 by (i) each person who is known by us to be the beneficial owner of more than five percent (5%) of our Common Stock, (ii) each of our directors and executive officers and (iii) all directors and executive officers as a group. Except as otherwise indicated, the beneficial owners listed in the table have sole voting and investment powers of their shares.

	Number of		Percentage
Name and Address(1)	Shares*		Owned
Douglas C. MacLellan 8924 Delgany Avenue Playa del Rey, CA 90293	477,000	(2)	2.7%
Akio Ariura	140,000	(3)	0.8%
William M. Thompson III, M.D. 408 Town Square Lane Huntington Beach, CA 92648	231,000	(4)	1.3%
Edward R. Arquilla, M.D., Ph.D. Department of Pathology University of California — Irvine Irvine, CA 92697	111,000	(5)	0.6%
Minghui Jia Room 2502 Shun Hing Square 5002 Shennan Ave LuoHu Shenzhen China 518008	1,843,672	(6)	10.6%
Fang Zheng Room 2502 Shun Hing Square 5002 Shennan Ave LuoHu Shenzhen China 518008	1,842,672	(7)	10.6%
Jade Capital Group, Ltd. Room 2502 Shun Hing Square 5002 Shennan Ave LuoHu Shenzhen China 518008	972,672	(8)	5.7%
Michael Boswell 400 Professional Drive Suite 310 Gaithersburg, MD 20879	0	(9)	0%
Gary L. Dreher 6301 Acacia Hill Dr. Yorba Linda, CA 92886	982,000	(10)	5.4%
All Directors and Officers as a group (6 persons)	3,672,692		19.6%

*	Does not include any shares which may be earned under the 2008-2009 Performance and Equity Plan, which are subject to stockholder approval if earned.

(1)	Unless otherwise indicated, address is 2492 Walnut Avenue, Suite 100, Tustin, California 92780.

(2)	Includes 36,000 shares of Common Stock issuable upon the exercise of options at $2.85 per share, 11,000 shares of Common Stock issuable upon the exercise of options at $4.65 per share, 20,000 shares of Common Stock issuable upon the exercise of options at $6.15 per share, 120,000 shares of Common Stock issuable upon the exercise of options at $3.70 per share, 90,000 shares of Common Stock issuable upon the exercise of options at $4.06 per share and 200,000 shares of Common Stock issuable upon the exercise of options at $3.45 per share.

(3)	Includes 40,000 shares of Common Stock issuable on exercise of options at $3.70 per share, 50,000 shares of Common Stock issuable on exercise of options at $4.06 per share and 50,000 shares of Common Stock issuable on exercise of options at $3.45 per share.

(4)	Includes 30,000 shares of Common Stock issuable upon the exercise of options at $2.85 per share, 11,000 shares of Common Stock issuable upon the exercise of options at $4.65 per share, 40,000 shares of Common Stock issuable upon the exercise of options at $6.15 per share, 50,000 shares of Common Stock issuable upon the exercise of options at $3.70 per share, 50,000 shares of Common Stock issuable upon the exercise of options at $4.06 per share and 50,000 of Common Stock issuable upon exercise of options at $3.45 per share. Excludes 40,000 shares of Common Stock subject to stockholder approval granted January 9, 2009.

(5)	Includes 20,000 shares of Common Stock issuable upon the exercise of options at $2.85 per share, 11,000 shares of Common Stock issuable upon the exercise of options at $4.65 per share, 20,000 shares of Common Stock issuable upon the exercise of options at $6.15 per share, 20,000 shares of Common Stock issuable upon the exercise of options at $3.70 per share, 20,000 shares of Common Stock issuable upon the exercise of options at $4.06 per share and 20,000 shares of Common Stock issuable upon exercise of options at $3.45 per share. Excludes 40,000 shares of Common Stock subject to stockholder approval granted January 9, 2009.

(6)	Includes 972,672 shares held in the name of Jade Capital Group, Ltd. of which Mr. Jia is a director and principal stockholder, options to purchase 220,000 shares of Common Stock exercisable at $2.95 per share and 50,000 shares of Common Stock exercisable at $3.45 per share.

(7)	Includes 972,672 shares held in the name of Jade Capital Group Ltd. of which Mr. Zheng is a director and principal stockholder, options to purchase 220,000 shares of Common Stock exercisable at $2.95 per share and 50,000 shares of Common Stock exercisable at $3.45 per share.

(8)	Includes 100,000 shares held in escrow held by a third party for the issuance by the SFDA of a permit or the equivalent regulatory approval for the Company to sell and distribute DR-70 in the PRC. Amendment No. 3 to the Escrow agreement was executed on March 24 2009 extending the required approval date to March 28, 2010.

(9)	Excludes 40,000 shares of Common Stock subject to stockholder approval granted January 9, 2009.

(10)	Includes 60,000 shares of Common Stock issuable upon the exercise of options at $2.85 per share, 50,000 shares of Common Stock issuable upon the exercise of options at $4.65 per share, per share, 140,000 shares of Common Stock issuable upon the exercise of options at $6.15 per share, 60,000 shares of Common Stock issuable upon the exercise of options at $4.15 per share, 200,000 shares of Common Stock issuable upon the exercise of options at $3.70 per share, 172,000 shares of Common Stock issuable upon the exercise of options at $4.06 per share and 300,000 shares of Common Stock issuable upon exercise of options at $3.45 per share.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Exchange Act requires our officers and directors and those persons who beneficially own more than 10% of our outstanding shares of Common Stock to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than 10% beneficial owners are also required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to us, we believe that during 2008, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     On September 28, 2006, pursuant to the Stock Purchase and Sale Agreement dated May 12, 2006, we acquired 100% of the outstanding shares of Jade Pharmaceutical Inc. (“JPI”) from Jade Capital Group, Ltd. (“Jade”). At December 31, 2006, we had a receivable of $147,106 due from Jade related to expenses paid by JPI on behalf of Jade.

     JPI has two wholly-owned subsidiaries, Yangbian Yiqiao Bio-Chemical Pharmacy Company Limited (“YYB”) and Jiangxi Jiezhong Bio-Chemical Pharmacy Company Limited (“JJB”). At December 31, 2007, the Company had an account payable of $62,621 to Jade for expenses paid by Jade on behalf of JPI. In addition, at December 31, 2008 and 2007, the Company had accounts receivable of $10,569 and $9,764, respectively, due from certain former directors of YYB and JJB for advances. These advances are non-interest bearing and are due on demand.
     During 2008, the Company advanced approximately $650,000 to Jiangxi Shangrao KangDa Biochemical Pharmacy Co. Ltd , a predecessor of JJB (“KangDa”) in the form of a note receivable. One of the stockholders of KangDa is a current key employee of the Company. The note relates to taxes resulting from the Company’s 2006 acquisition of JPI that were the responsibility of the seller. JJB made the payment on behalf of KangDa. The note bore interest at the rate of 6% per annum, and provided for the repayment of amounts due in three equal monthly installments, starting in September 2008, with interest payable in the last installment. The note was guaranteed by three employee/stockholders and collateralized by 220,000 shares of the Company’s Common Stock that they own or control, and was repaid in full at December 31, 2008.
PROPOSALS FOR THE NEXT ANNUAL MEETING
     Stockholder proposals intended to be presented in the proxy materials for the 2010 Annual Meeting of Stockholders must be received by us at our principal office in Tustin, California no later than 30 days before (or in the event that Proposal 8 is adopted, between 90 and 120 days before, or, in the event that the notice is made less than 40 days before the 2010 Annual Meeting, then 10 days after the first public notice of that meeting was sent to the stockholders) the first anniversary of the 2009 Annual Meeting. Proposals must satisfy the requirements of the proxy rules promulgated by the SEC.
     A stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our Proxy Statement must notify us also by 30 days before (or in the event that Proposal 8 is adopted, between 90 and 120 days before, or, in the event that the notice is made less than 40 days before the 2010 Annual Meeting, then 10 days after the first public notice of that meeting was sent to the stockholders) the first anniversary of the 2009 Annual Meeting. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will not have discretionary authority to vote on the proposal. In addition, the proposal must contain the specific information required by our bylaws, as then in effect, a copy of which may be obtained by writing to our Secretary.
ANNUAL REPORT
     Our 2008 Annual Report to Stockholders has been mailed to stockholders concurrently with the mailing of this Proxy Statement, but is not incorporated into this Proxy Statement and is not to be considered to be a part of our proxy solicitation materials.
     Upon request, we will provide, without charge to each stockholder of record as of the record date specified on the first page of this Proxy Statement, a copy of our Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC. Any exhibits listed in the Annual Report on Form 10-K also will be furnished upon request at the actual expense that we incur in furnishing such exhibits. Any such requests should be directed to our Secretary at the address set forth on the first page of this Proxy Statement.
OTHER MATTERS
     Our Board of Directors knows of no matters, other than the proposals presented above, to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card enclosed with this Proxy Statement to vote the shares they represent as our Board of Directors may recommend.
HOUSEHOLDING OF MEETING MATERIALS
     Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Investor Relations, AMDL, Inc., 2492 Walnut Avenue, Suite 100, Tustin, California 92780; Telephone: (949) 505-4460. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact AMDL at the address and phone number above.
INFORMATION ON AMDL’S WEB SITE
     Information on any AMDL web site or the web site of any subsidiary or affiliate of AMDL is not part of this document and you should not rely on that information in deciding whether to approve the proposals described in the Proxy Statement, unless that information is also in this document or in a document that is incorporated by reference in this document.

By order of the Board of Directors,
/S/ Douglas MacLellan
President and Chief Executive Officer

Tustin, California
July 2, 2009

Annex A
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
ANNEX A

Annex A
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
AMDL, INC.

     AMDL, INC. a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),
     DOES HEREBY CERTIFY:
     1. That the name of this corporation is AMDL, INC., and that this corporation was originally incorporated pursuant to the General Corporation Law on June 7, 1989. Certificates of Amendment were filed on October 2, 1998, March 29, 1999 and September 27, 2006.
     2. That the Board of Directors duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows:
     RESOLVED, that the Certificate of Incorporation of this corporation be amended and restated in its entirety to read as follows:
ARTICLE I. Name
     The name of the corporation (the “Corporation”) is Radient Pharmaceuticals Corporation.
ARTICLE II. Duration
     The Corporation shall continue in existence perpetually unless sooner dissolved according to law.
ARTICLE III. Purposes
     The purposes for which the Corporation is organized are to engage in any and all lawful purposes, activities, and pursuits for which corporations may be organized under the General Corporation Law of Delaware and to exercise all powers allowed or permitted thereunder.
ARTICLE IV. Capitalization
     The Corporation shall have authority to issue an aggregate of 125,000,000 shares, of which 25,000,000 shares shall be preferred stock, $0.001 par value (hereinafter, “Preferred Stock”) and 100,000,000 shares shall be common stock, par value $0.001 (hereinafter, “Common Stock”). The powers, preferences, and rights, and the qualifications, limitations, or restrictions thereof, of the shares of stock of each class and series which the Corporation shall be authorized to issue, is as follows:
(a)	Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the board of directors. Each series shall be distinctly designated. All shares of any one series of the Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends thereon, if any, shall be cumulative, if made cumulative. The powers, preferences, participating, optional, and other rights of each such series and qualifications, limitations, or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Except as hereinafter provided, the board of directors of this Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of each particular series of Preferred Stock, the designation, powers, preferences, and relative participating, optional, and other rights and the qualifications, limitations, and restrictions thereof, if any, of such series, including, without limiting the generality of the foregoing, the following:
(i)	The distinctive designation of, and the number of shares of Preferred Stock that shall constitute each series, which number may be increased (except as otherwise fixed by the board of directors) or decreased (but not below the number of shares thereof outstanding) from time to time by action of the board of directors;

(ii)	The rate and times at which and the terms and conditions on which dividends, if any, on the shares of the series shall be paid; the extent of preferences or relation, if any, of such dividends to the dividends payable on any other class or classes of stock of this Corporation or on any series of Preferred Stock; any limitations, restrictions, or conditions on the payment of such dividends; and whether such dividends shall be cumulative or noncumulative;

(iii)	The right, if any, of the holders of the shares of the same series to convert the same into, or exchange the same for, any other class or classes of stock of this Corporation and the terms and conditions of such conversion or exchange;

(iv)	Whether shares of the series shall be subject to redemption and the redemption price or prices, including, without limitation, a redemption price or prices payable in shares of any other class or classes of stock of the Corporation, cash, or other property and the time or times at which, and the terms and conditions on which, shares of the series may be redeemed;

(v)	The rights, if any, of the holders of shares of the series on voluntary or involuntary liquidation, merger, consolidation, distribution, or sale of assets, dissolution, or winding up of this Corporation;

(vi)	The terms of the sinking fund or redemption or purchase account, if any, to be provided for shares of the series;

(vii)	The voting powers, if any, of the holders of shares of the series that may, without limiting the generality of the foregoing, include (A) the right to more or less than one vote per share on any or all matters voted on by the stockholders, and (B) the right to vote as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, on such matters, under such circumstances, and on such conditions as the board of directors may fix, including, without limitation, the right, voting as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, to elect one or more directors of this Corporation in the event there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such other circumstances and upon such conditions as the board of directors may determine;

(viii)	The restrictions, limitations, and conditions, if any, upon issuance of indebtedness of the Corporation, so long as any shares of such series are outstanding; and

(ix)	Any other preferences and relative, participating, optional, or other special rights and qualifications, limitations, and restrictions not inconsistent with law, the provisions of this article, or any resolution of the board of directors of the Corporation pursuant hereto.
(b)	Common Stock. The Common Stock shall have the following powers, preferences, rights, qualifications, limitations, and restrictions:
(i)	After the requirements with respect to preferential dividends of Preferred Stock, if any, shall have been met and after this Corporation shall comply with all the requirements, if any, with respect to the setting aside of funds as sinking funds or redemption or purchase accounts and subject further to an other conditions which may be required by the General Corporation Law of Delaware, then, but not otherwise, the holders of Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the board of directors without distinction as to series;

(ii)	After distribution in full of any preferential amount to be distributed to the holders of Preferred Stock, if any, in the event of a voluntary or involuntary liquidation, distribution or sale of assets, dissolution, or winding up of this Corporation, the holders of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of Common Stock held by each without distinction as to series; and

(iii)	Except as may otherwise be required by law or this Certificate of Incorporation, in all matters as to which the vote or consent of stockholders of the Corporation shall be required or be taken, including, any vote to amend this Certificate of Incorporation, to increase or decrease the par value of any class of stock, effect a stock split or combination of shares, or alter or change the powers, preferences, or special rights of any class or series of stock, the holders of the Common Stock shall have one vote per share of Common Stock on all such matters and shall not have the right to cumulate their votes for any purpose.
(c)	Consideration for Shares. The board of directors of the Corporation shall have authority to authorize the issuance, from time to time without any vote or other action by the stockholders, of any or all shares of the Corporation of any class at any time authorized, and any securities convertible into or exchangeable for such shares, in each case to such persons and for such consideration and on such terms as the board of directors from time to time in its discretion lawfully may determine; provided, however, that the consideration for the issuance of shares of stock of the Corporation having par value shall not be less than such par value. Shares so issued, for which the full consideration determined by the board of directors has been paid to the Corporation, shall be fully paid stock, and the holders of such stock shall not be liable for any further call or assessments thereon.

(d)	No Preemptive Rights. Unless otherwise provided in the resolution of the board of directors providing for the issue of any series of Preferred Stock, no holder of shares of any class of the Corporation or of any security or obligation convertible into, or of any warrant, option, or right to purchase, subscribe for, or otherwise acquire, shares of any class of the Corporation, whether now or hereafter authorized, shall, as such holder, have any preemptive right whatsoever to purchase, subscribe for, or otherwise acquire shares of any class of the Corporation, whether now or hereafter authorized.

(e)	Unclaimed Property. Anything herein contained to the contrary notwithstanding, any and all right, title, interest, and claim in and to any dividends declared or other distributions made by the Corporation, whether in cash, stock, or otherwise, that are unclaimed by the stockholder entitled thereto for a period of six years after the close of business on the payment date, shall be and be deemed to be extinguished and abandoned; and such unclaimed dividends or other distributions in the possession of the Corporation, its transfer agents, or other agents or depositories shall at such time become the absolute property of the Corporation, free and clear of any and all claims of any person whatsoever.

(f)	Increase or Decrease in Authorized Shares. Except as otherwise provided in this article or resolutions of the board of directors providing for the issue of any series of Preferred Stock, the number of authorized shares of any class or classes of stock of the Corporation may be increased or decreased (but not below the number of shares of such class or series then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, voting as a single class.
ARTICLE V. Indemnification
     The Corporation shall indemnify, in accordance with and to the full extent now or hereafter permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he is or was a director or an officer of the Corporation (and the Corporation, in the discretion of the board of directors, may so indemnify a person by reason of the fact that he is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise for or on behalf of the Corporation) against any liability or expense (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in respect thereof. Such indemnification is not exclusive of any other right to indemnification provided by law or otherwise.
ARTICLE VI. Board of Directors
     The business and affairs of the Corporation shall be managed and controlled by or under the direction of a board of directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by this Certificate of Incorporation directed or required to be exercised or done by the stockholders of the Corporation.
(a)	Election of directors need not be by written ballot unless the bylaws of the Corporation so provide.

(b)	Advance notice of stockholder nominations for the election of directors and of any other business to be brought before any meeting of the stockholders shall be given in the manner provided in the bylaws of the Corporation.

(c)	A director of the Corporation shall have no personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except (i) for any breach of a director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 174 of the General Corporation Law of Delaware as it may from time to time be amended or any successor provisions thereto, or (iv) for any transaction from which a director derived an improper personal benefit.
ARTICLE VII. Delaware General Corporate Law Section 203
     The Company hereby expressly elects to be governed by the provisions of Section 203 of the General Corporate Law, and the restrictions and limitations set forth therein.
ARTICLE VIII. Registered Office and Registered Agent
     The name and address of the Corporation’s registered agent in the state of Delaware is National Corporate Research, Ltd., 615 South DuPont Highway, Dover, Kent County, State of Delaware, 19901. Either the registered office or the registered agent may be changed in the manner provided by law.
ARTICLE IX. Amendment to Certificate of Incorporation
     The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in any manner now or hereafter permitted or prescribed by statute.
ARTICLE X. Adoption and Amendment of Bylaws
     The power to alter, amend, or repeal the bylaws or adopt new bylaws shall be vested in the board of directors, but the stockholders of the Corporation may also alter, amend, or repeal the bylaws or adopt new bylaws. The bylaws may contain any provisions for the regulation or management of the affairs of the Corporation not inconsistent with the laws of the state of Delaware now or hereafter existing.
     3. The foregoing amendment and restatement was approved by the holders of the requisite number of shares of said corporation in accordance with Section 228 of the General Corporation Law.
     4. That said Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of the corporation’s Certification of Incorporation, has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law.
     IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of the corporation on this ___ day of ___, 2009.

By:
Name:
Title:

Annex B
AMENDED AND RESTATED BYLAWS
ANNEX B

Annex B
AMENDED AND RESTATED BYLAWS OF RADIENT PHARMACEUTICALS, INC.
(Formerly AMDL, Inc.)
(A DELAWARE CORPORATION)

B -i-

ARTICLE I OFFICES
Section 1.01 Registered Office. The registered office of the corporation in the State of Delaware shall be in the City of Dover, Kent County, State of Delaware.
Section 1.02 Location of Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.
Section 1.03 Corporate Seal. The board of directors may adopt a corporate seal. The corporate seal shall consist of a die bearing the name of the corporation and the inscription, “Corporate Seal, Delaware.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.
ARTICLE II STOCKHOLDERS
Section 2.01 Annual Meeting. The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the board of directors.
Section 2.02 Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by (i) the chairman of the board of directors, (ii) the chief executive officer, (iii) the president, or (iii) the board of directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the board of directors for adoption).
Section 2.03 Place of Meetings. All meetings of the stockholders for the election of directors shall be held at such place as may be fixed from time to time by the board of directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the board of directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.
Section 2.04 Notice of Meetings. Written notice of the time, place and purpose or purposes of all meetings of the stockholders (whether annual or special) shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation.
Section 2.05 Waiver of Notice. Notice of the time, place, if any, and purpose of any meeting of stockholders (however called or noticed, whether or not called or noticed, and whether before during or after the meeting) may be waived in writing, signed by the person entitled to notice thereof, or by electronic transmission by such person, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person, by remote communication, if applicable, or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

Section 2.06 Fixing Record Date.
               (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the board of directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall, subject to applicable law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.
               (b) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.
Section 2.07 List Of Stockholders. The secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. The list shall be open to examination of any stockholder during the time of the meeting as provided by law.
Section 2.08 Quorum and Adjournment.
               (a) At all meetings of stockholders, except where otherwise provided by statute, by the certificate of incorporation, or by these bylaws, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of not less than one third (33 1/3%) of the outstanding shares of stock entitled to vote, shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

               (b) Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting. When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.
Section 2.09 Vote Required. Except as otherwise provided by statute or by applicable stock exchange or Nasdaq rules, or by the certificate of incorporation or these bylaws, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the subject matter shall be the act of the stockholders. Except as otherwise provided by statute, the certificate of incorporation or these bylaws, directors shall be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the certificate of incorporation or these bylaws, a majority of the outstanding shares of such class or classes or series, present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum entitled to take action with respect to that vote on that matter. Except where otherwise provided by statute or by the certificate of incorporation or these bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of shares of such class or classes or series present in person, by remote communication, if applicable, or represented by proxy at the meeting shall be the act of such class or classes or series.
Section 2.10 Voting of Stock. Unless otherwise provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, subject to the modification of such voting rights of any class or classes of the corporation’s capital stock by the certificate of incorporation. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 2.06 of these bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person, by remote communication, if applicable, or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder.
Section 2.11 Proxies. At each meeting of the stockholders, each stockholder entitled to vote shall be entitled to vote in person or by proxy; provided, however, that the right to vote by proxy shall exist only in case the instrument authorizing such proxy to act shall have been executed in writing by the registered holder or holders of such stock, as the case may be, as shown on the stock ledger of the corporation or by his/her/its attorney thereunto duly authorized in writing. Such instrument authorizing a proxy to act shall be delivered at the beginning of such meeting to the secretary of the corporation or to such officer or person who, in the absence of the secretary, may be acting as secretary of the meeting. In the event that any such instrument shall designate two (2) or more persons to act as proxy, a majority of such persons present at the meeting, or if only one (1) be present, that one (1) shall (unless the instrument shall otherwise provide) have all of the powers conferred by the instrument on all persons so designated. Persons holding stock in a fiduciary capacity shall be entitled to vote the stock so held and the persons whose shares are pledged shall be entitled to vote, unless the transfer by the pledgor in the books and records of the corporation shall have expressly empowered the pledgee to vote thereon, in which case the pledgee, or his/her/its proxy, may represent such stock and vote thereon. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.
Section 2.12 Nomination of Directors
               (a) Only persons who are nominated in accordance with this Section 2.12 shall be eligible for election as directors at any annual or special meeting of stockholders. Nominations of persons for election as directors may be made only (i) by or at the direction of the board of directors or (ii) by any person who is a stockholder of record of the corporation at the time of giving the notice provided for in this Section 2.12, who is entitled to vote for the election of directors at the applicable meeting, and who (in addition to any other applicable requirements) has given timely written notice thereof in accordance with this Section 2.12 to the Secretary at the principal executive offices of the corporation.
               (b) To be timely with respect to an annual meeting, a stockholder’s notice must be received by the secretary not less than ninety (90) days nor more than one hundred twenty (120) days before the anniversary of the date on which the corporation first transmitted to stockholders its proxy materials for the immediately preceding annual meeting of stockholders; provided that, if the annual meeting is not held within thirty (30) days before or after the anniversary of such preceding annual meeting, such stockholder’s notice to be timely must be so received not later than the close of business on the later of (i) the one hundred twentieth (120th) day before the date of such annual meeting or (ii) the tenth (10th) day after the day on which notice of the date of the annual meeting was transmitted to stockholders or other public announcement of the date of the annual meeting was made, whichever occurs first. Notwithstanding the foregoing, the postponement or adjournment of any annual meeting for which notice has been provided to stockholders shall not commence a new time period for giving the stockholder’s notice.
               (c) To be timely with respect to a special meeting, a stockholder’s notice must be received by the secretary not less than ninety (90) days nor more than one hundred twenty (120) days before the date of the special meeting; provided that, if the first day on which notice of the special meeting is transmitted to stockholders or on which public announcement of the date of the special meeting is made is less than one hundred (100) days before the date of the special meeting, such stockholder’s notice to be timely must be so received not later than the close of business on the tenth (10th) day after the day on which notice of the date of the special meeting was transmitted to stockholders or other public announcement of the date of the special meeting was made, whichever occurs first. Notwithstanding the foregoing, the postponement or adjournment of any special meeting for which notice has been provided to stockholders shall not commence a new time period for giving the stockholder’s notice.
               (d) Such stockholder’s notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the corporation that are beneficially owned by the person, (iv) whether or not the person is currently “independent” from the corporation under the independence standards of the principal national securities exchange on which the corporation’s shares are then traded and all facts that currently prevent the person from being independent under such standards, if applicable, and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”); (B) as to the stockholder giving the notice: (i) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made and (ii) the information described in Section 2.15(d) below; and (C) a description of all familial, compensatory, financial and/or other relationships, arrangements and transactions, existing at any time within the preceding three years or currently proposed, between the person proposed to be nominated as a director and such stockholder or such beneficial owner, if any, or any of their respective affiliates and associates. The corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the proposed nominee’s eligibility, or lack thereof, to serve as an independent director of the corporation.
               (e) The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with this Section 2.12, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.
               (f) Notwithstanding anything in Section 2.12(b) of these bylaws to the contrary, in the event that the number of directors to be elected to the board of directors of the corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased board of directors made by the corporation at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 2.12 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.
               (g) For purposes of this Section 2.12, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.
               (h) Notwithstanding the foregoing provisions of this Section 2.12, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder with respect to matters set forth in this Section 2.12. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act.
Section 2.13 Inspectors of Election. There shall be appointed one or more inspectors of the vote. Such inspectors shall first take and subscribe an oath or affirmation faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of their ability. Unless appointed in advance of any such meeting by the board of directors, such inspectors shall be appointed for the meeting by the presiding officer. No director or candidate for the office of director shall be appointed as such inspector. Such inspectors shall be responsible for tallying and certifying each vote required to be tallied and certified by them as provided in the resolution of the board of directors appointing them or in their appointment by the person presiding at such meeting, as the case may be.

Section 2.14 Election of Directors. At all meetings of the stockholders at which directors are to be elected, except as otherwise set forth in any preferred stock designation (as defined in the certificate of incorporation) with respect to the right of the holders of any class or series of preferred stock to elect additional directors under specified circumstances, directors shall be elected by a plurality of the votes cast at the meeting, as provided for in Section 2.09 hereof. The election need not be by ballot unless any stockholder so demands before the voting begins. Except as otherwise provided by law, the certificate of incorporation, any preferred stock designation, or these bylaws, all matters other than the election of directors submitted to the stockholders at any meeting, shall be decided by a majority of the votes cast with respect thereto.
Section 2.15 Advance Notice of Business at Meetings of Stockholders.
               (a) To the extent a stockholder is entitled as a matter of law or another provision of these bylaws to propose a matter to be considered at any meeting of the stockholders (other than the nomination of directors, which is addressed in Section 2.12), such matter may be proposed only by a person who is a stockholder of record of the corporation at the time of giving the notice provided for in this Section 2.12, who is entitled to vote at the applicable meeting, and who (in addition to complying with any other applicable requirements) has given timely written notice thereof in accordance with this Section 2.12 to the secretary at the principal executive offices of the corporation.
               (b) To be timely with respect to an annual meeting, a stockholder’s notice must be received by the secretary not less than ninety (90) days nor more than one hundred twenty (120) days before the anniversary of the date on which the corporation first transmitted to stockholders its proxy materials for the immediately preceding annual meeting of stockholders; provided that, if the annual meeting is not held within thirty (30) days before or after the anniversary of such preceding annual meeting, such stockholder’s notice to be timely must be so received not later than the close of business on the later of (i) the one hundred twentieth (120th) day before the date of such annual meeting or (ii) the tenth (10th) day after the day on which notice of the date of the annual meeting was transmitted to stockholders or other public announcement of the date of the annual meeting was made, whichever occurs first. Notwithstanding the foregoing, the postponement or adjournment of any annual meeting for which notice has been provided to stockholders shall not commence a new time period for giving the stockholder’s notice.
               (c) To be timely with respect to a special meeting, a stockholder’s notice must be received by the Secretary not less than ninety (90) days nor more than one hundred twenty (120) days before the date of the special meeting; provided that, if the first day on which notice of the special meeting is transmitted to stockholders or on which public announcement of the date of the special meeting is made is less than one hundred (100) days before the date of the special meeting, such stockholder’s notice to be timely must be so received not later than the close of business on the tenth (10th) day after the day on which notice of the date of the special meeting was transmitted to stockholders or other public announcement of the date of the special meeting was made, whichever occurs first. Notwithstanding the foregoing, the postponement or adjournment of any special meeting for which notice has been transmitted to stockholders shall not commence a new time period for giving the stockholder’s notice.

               (d) A stockholder’s notice shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and record address of the stockholder proposing such business and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (iii) details of all the following that are held and/or beneficially owned, directly or indirectly, including through any entity, by such stockholder and by such beneficial owner, if any: (A) the class and number of shares of the corporation, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the corporation or with a value derived in whole or in part form the value of any class or series of shares of the corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the corporation or otherwise (a “Derivative Instrument”) and any other direct or indirect opportunity of any such person to profit or share in any profit derived from any increase or decrease in the value of shares of the corporation, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder or such other beneficial owner, if any, has a right to vote any shares of any security of the corporation, (D) any short interest in any security of the corporation (for purposes of this bylaw a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the corporation that are separated or separable from the underlying shares of the corporation, and (F) any performance-related fees (other than an asset-based fee) that such stockholder or such beneficial owner, if any, is entitled to based on any increase or decrease in the value of shares of the corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interest held by members of such stockholder’s immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than ten (10) days after the record date for the meeting to disclose such ownership as of the record date), (iv) a description of any material interest of the stockholder and of such beneficial owner, if any, in such business, (v) a description of any agreement, arrangement or understanding such stockholder or such beneficial owner, if any, has with any other person(s) relating to the subject matter of such business, and (vi) the basis upon which the stockholder is entitled to make the proposal.
               (e) Notwithstanding anything in these bylaws to the contrary, no business proposed by a stockholder shall be conducted at any meeting of stockholders except in accordance with the procedures set forth in this Section, whether or not the stockholder (if otherwise permitted by applicable law) seeks inclusion of such proposal in the corporation’s proxy statement for the meeting; provided that any stockholder proposal that complies with Rule 14a-8 (or any successor provision) of the proxy rules promulgated under 1934 Act, and is included in the corporation’s proxy statement for the applicable stockholders meeting shall be deemed to comply with the requirements for the timing and content of notices hereunder.
               (f) The chairman of the respective stockholders meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.12, and, if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.
Section 2.16 Business at Special Meeting.
               (a) Written notice of a special meeting stating the place, date, and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not fewer than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.
               (b) Notwithstanding the foregoing provisions of this Section 2.16, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder with respect to matters set forth in this Section 2.16. Nothing in these bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 adopted under the 1934 Act.
Section 2.17 Written Consent to Action by Stockholders. No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these bylaws and the certification of incorporation, and no action shall be taken by the stockholders by written consent or by electronic transmission.
Section 2.18 Procedure for Meetings.
               (a) At every meeting of stockholders, the chairman of the board of directors, or, if a chairman has not been appointed or is absent, the chief executive officer, or, if the chief executive officer is absent, the president, or, if the president is absent, a chairman of the meeting chosen by a majority-in-interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The secretary, or, in his or her absence, an assistant secretary directed to do so by the chief executive officer or president, shall act as secretary of the meeting.
               (b) Meeting of the stockholders shall be conducted pursuant to such reasonable rules of conduct and protocol as the board of directors may prescribe or, if no such rules are prescribed, in accordance with the most recent published edition of Roberts Rules of Order. Subject to such rules and regulations of the board of directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.
ARTICLE III DIRECTORS
Section 3.01 General Powers. The business of the corporation shall be managed by or under the direction of its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.
Section 3.02 Number, Term, Qualifications, and Classification.
               (a) The authorized number of directors of the corporation shall be fixed by the board of directors from time to time. Directors need not be stockholders unless so required by the board of directors. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these bylaws.
               (b) Upon the adoption of a resolution by the board of directors of the Corporation to the following effect, the directors shall be divided into three classes, designated Class I, Class II, and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire board of directors. The initial division of the board of directors into classes shall be made by the decision of the affirmative vote of a majority of the entire board of directors. The terms of the initial Class I, Class II, and Class III directors shall commence at the sooner of (i) the meeting of the stockholders at which these bylaws are adopted and directors are elected or (ii) if no directors are elected at such meeting of the stockholders or if the board of directors shall have adopted these bylaws, the next annual meeting of the stockholders subsequent thereto. At the first annual meeting of stockholders following the adoption of these bylaws, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the adoption of these bylaws, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the adoption of these bylaws, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. Notwithstanding the foregoing provisions of this Article, each director shall serve until his successor is duly elected and qualified or until his death, resignation, or removal. No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director.
Section 3.03 Vacancies and Newly Created Directorships. Any vacancy on the board of directors that results from an increase in the number of directors may be filled by a majority of the board of directors then in office, though less than a quorum, or by a sole remaining director. If the board of directors is not classified, then any director so chosen shall hold office until the next annual election and until his or her successor is duly elected and shall qualify. If the board of directors is classified, then each director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as his or her predecessor. If there are no directors in office, then an election of directors may be held in the manner provided by statute.
Section 3.04 Regular Meetings. Regular meetings of the board of directors may be held at any time or date and at any place within or without the State of Delaware that has been designated by the board of directors and publicized among all directors, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means. No further notice shall be required for regular meetings of the board of directors.
Section 3.05 Special Meetings. Special meetings of the board of directors may be called by or at the request of the chairman of the board, the vice chairman of the board, the chief executive officer, the president, or a majority of the authorized number of directors. The person or persons authorized to call special meetings of the board of directors may fix any place, either within or without the state of incorporation, as the place for holding any special meeting of the board of directors called by them.

Section 3.06 Meetings by Telephone Conference Call. Any member of the board of directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.
Section 3.07 Notice.
               (a) Notice of the time and place of all special meetings of the board of directors shall be orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting. If notice is sent by United States mail, it shall be sent by first-class mail, postage pre-paid, at least three (3) days before the date of the meeting. Notice of any meeting may be waived in writing, or by electronic transmission, at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
               (b) The transaction of all business at any meeting of the board of directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present who did not receive notice shall sign a written waiver of notice or shall waive notice by electronic transmission. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.
Section 3.08 Quorum. Unless the certificate of incorporation or statute requires a greater number, and except with respect to questions related to indemnification arising under ARTICLE VIII for which a quorum shall be one-third of the total number of directors, a quorum of the board of directors shall consist of a majority of the total number of directors.
Section 3.09 Manner of Acting. At each meeting of the board of directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the certificate of incorporation, or these bylaws.
Section 3.10 Compensation. By resolution of the board of directors, the directors may be paid their expenses, if any, of attendance at each meeting of the board of directors, and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.
Section 3.11 Presumption of Assent. A director of the corporation who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless (i) such director’s dissent or abstention therefrom shall be entered into the minutes of the meeting, (ii) such director shall file a written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof, or (iii) such director shall forward such dissent by registered or certified mail, postage pre-paid, with return receipt requested to the secretary of the corporation not later than the first business day following the adjournment of the meeting. Such right to dissent shall not apply to a director who abstained or voted in favor of such action.
Section 3.12 Resignations. Any director may resign at any time by delivering his or her notice in writing or by electronic transmission to either the corporation’s chief executive officer, president, a vice president, the secretary, or assistant secretary if any. The resignation shall become effective on giving of such notice, unless such notice specifies a later time for the effectiveness of such resignation.
Section 3.13 Written Consent to Action by Directors. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board of directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or transmission or transmissions are filed with the minutes of proceedings of the board of directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 3.14 Removal. Subject to any limitations imposed by law, the board of directors or any director may be removed from office at any time (i) with cause by the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of capital stock of the corporation entitled to vote generally at an election of directors or (ii) without cause by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all then-outstanding shares of capital stock of the corporation entitled to vote generally at an election of directors.
ARTICLE IV OFFICERS
Section 4.01 Number. The officers of the corporation shall be chosen by the board of directors and shall be at least a chief executive officer, chief financial officer, and a secretary. The board of directors may elect from among its members a chairman of the board and a vice chairman. The board of directors may also choose a president, chief operating officer, treasurer, and controller or one or more vice-presidents, assistant secretaries, assistant treasurers and assistant controllers.
Section 4.02 Election, Term of Office, and Qualifications. The board of directors at its first meeting after each annual meeting of stockholders shall choose a chief executive officer, chief financial officer, and a secretary and may also choose a president, chief operating officer, treasurer, controller, vice presidents, assistant secretaries, assistant controllers or assistant treasurers. In the event of failure to choose officers at an annual meeting of the board of directors, officers may be chosen at any regular or special meeting of the board of directors. Each such officer (whether chosen at an annual meeting of the board of directors to fill a vacancy or otherwise) shall hold his office until the next ensuing annual meeting of the board of directors, and until his successor shall have been chosen and qualified, or until his death or until his resignation or removal in the manner provided in these bylaws. Any number of offices may be held by the same person, unless the certificate of incorporation or these bylaws otherwise provide.
Section 4.03 Subordinate Officers, Etc. The board of directors may appoint such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.
Section 4.04 Resignations. Any officer may resign at any time by giving notice in writing or by electronic transmission to the board of directors or to the chief executive officer, the president or the secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.
Section 4.05 Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or by the chief executive officer or by other superior officers upon whom such power of removal may have been conferred by the board of directors.
Section 4.06 Vacancies and Newly Created Offices. If any vacancy shall occur in any office by reason of death, resignation, removal, disqualification, or any other cause, or if a new office shall be created, then such vacancies or newly created offices may be filled by the board of directors at any regular or special meeting.
Section 4.07 The Chairman of the Board. The chairman of the board, if there be such an officer, shall have the following powers and duties:
               (a) He or she shall preside at all stockholders’ meetings;
               (b) He or she shall preside at all meetings of the board of directors; and
               (c) He or she shall be a member of the executive committee, if any.
Section 4.08 The Chief Executive Officer and President. The chief executive officer shall be the president of the corporation unless such title is assigned to another officer of the corporation; and, in the absence of the chairman of the board and the vice chairman of the board, he or she shall preside at all meetings of the stockholders and the board of directors; he or she shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect.
In the absence of the chief executive officer or in the event of his or her inability or refusal to act, the president, if any, shall perform the duties of the chief executive officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the chief executive officer. The president shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.
The chief executive officer, president, or any vice president shall execute bonds, mortgages, and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.
Section 4.09 The Vice Presidents. In the absence of the president or in the event of his or her inability or refusal to act, the vice-president, if any, (or in the event there be more than one vice-president, the vice-presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-presidents shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

Section 4.10 The Secretary.
               (a) The secretary or his or her designee shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors and shall cause such records to be kept in a book kept for that purpose and shall perform like duties for the standing committees when required. He or she shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or chief executive officer, under whose supervision he or she shall be. He/she shall have custody of the corporate seal of the corporation and he or she, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his/her signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his/her signature.
               (b) The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his/her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.
Section 4.11 The Chief Financial Officer.
               (a) The chief financial officer shall be the chief financial officer and treasurer of the corporation and shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.
               (b) He or she shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the chief executive officer and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his/her transactions as treasurer and of the financial condition of the corporation.
               (c) Along with the chief executive officer, president, or any vice president, he or she shall be authorized to execute bonds, mortgages, and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.
               (d) If required by the board of directors, he or she shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his or her office and for the restoration to the corporation, in case of his or her death, resignation, retirement, or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his/her control belonging to the corporation.

               (e) The controller shall, in the absence of the chief financial officer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the chief financial officer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.
               (f) Notwithstanding anything herein to the contrary, the board of directors shall be entitled to assign the title of treasurer to an officer of the corporation other than the chief financial officer, in which case the treasurer shall perform such duties and have such powers (which may include some or all of the duties and powers enumerated above for the chief financial officer) as the board of directors may from time to time prescribe.
Section 4.12 Salaries. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the board of directors.
Section 4.13 Surety Bonds. In case the board of directors shall so require, any officer or agent of the corporation shall execute to the corporation a bond in such sums and with such surety or sureties as the board of directors may direct, conditioned on the faithful performance of his duties to the corporation, including responsibility for negligence and for the accounting of all property, monies, or securities of the corporation which may come into his or her hands.
ARTICLE V EXECUTION OF CORPORATE INSTRUMENTS, BORROWING OF MONEY, AND DEPOSIT OF CORPORATE FUNDS
Section 5.01 Execution of Instruments. Subject to any limitation contained in the certificate of incorporation or these bylaws, the chief executive officer, president, or any vice president, if any, may in the name and on behalf of the corporation, execute and deliver any contract, or other instrument authorized in writing by the board of directors. The board of directors may, subject to any limitation contained in the certificate of incorporation or in these bylaws, authorize in writing any officer or agent to execute and deliver any contract or other instrument in the name of and on behalf of the corporation; any such authorization may be general or confined to specific instances.
Section 5.02 Loans. No loan or advance shall be contracted on behalf of the corporation, no negotiable paper or other evidence of its obligation under any loan or advance shall be issued in its name, and no property of the corporation shall be mortgaged, pledged, hypothecated, transferred, or conveyed as security for the payment of any loan, advance, indebtedness, or liability of the corporation, unless and except as authorized by the board of directors. Any such authorization may be general or confined to specific instances.
Section 5.03 Deposits. All monies of the corporation not otherwise employed shall be deposited from time to time to its credit in such banks or trust companies or with such bankers or other depositories as the board of directors may select, or as from time to time may be selected by any officer or agent authorized to do so by the board of directors.
Section 5.04 Checks, Drafts, Etc. All notes, drafts, acceptances, checks, endorsements, and, subject to the provisions of these bylaws, evidences of indebtedness of the corporation shall be signed by such officer or officers or such agent or agents of the corporation and in such manner as the board of directors from time to time may determine. Endorsements for deposit to the credit of the corporation in any of its duly authorized depositories shall be in such manner as the board of directors from time to time may determine.

Section 5.05 Bonds and Debentures. Every bond or debenture issued by the corporation shall be evidenced by an appropriate instrument, which shall be signed by the chief executive officer, president, or a vice president and by the secretary and sealed with the seal of the corporation. The seal may be a facsimile, engraved or printed. Where such bond or debenture is authenticated with the manual signature of an authorized officer of the corporation or other trustee designated by the indenture of trust, or other agreement under which such security is issued, the signature of any of the corporation’s officer named thereon may be a facsimile. In case any officer who signed, or whose facsimile signature has been used on any such bond or debenture, shall cease to be an officer of the corporation for any reason before the same has been delivered by the corporation, such bond or debenture may nevertheless be adopted by the corporation and issued and delivered as though the person who signed it or whose facsimile signature has been used thereon had not ceased to be such an officer.
Section 5.06 Sale, Transfer, Etc. of Securities. Sales, transfers, endorsements, and assignments of stocks, bonds, and other securities owned by or standing in the name of the corporation, and the execution and delivery on behalf of the corporation of any and all instruments in writing incident to any such sale, transfer, endorsement, or assignment, shall be effected by the chief executive officer, president, or by any vice president, together with the secretary, or by any officer or agent authorized to do so by the board of directors.
Section 5.07 Proxies. Proxies to vote with respect to stock of other corporations owned by or standing in the name of the corporation shall be executed and delivered on behalf of the corporation by the chief executive officer, president or any vice president, and the secretary of the corporation, or by any officer or agent authorized to do so by the board of directors.
ARTICLE VI CAPITAL STOCK
Section 6.01 Stock Certificates. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, (i) the chief executive officer, the president, or a vice-president and (ii) the chief financial officer or an assistant chief financial officer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by such holder in the corporation. Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualification, limitations, or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar, before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent, or registrar at the date of issue.
Section 6.02 Transfer of Stock. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation, or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.
Section 6.03 Regulations. Subject to the provision of Article IV, the board of directors may make such rules and regulations as it may deem expedient concerning the issuance, transfer, redemption, and registration of certificates for stock of the corporation.
Section 6.04 Maintenance of Stock Ledger(s) at Principal Place of Business. A stock ledger (or ledgers where more than one kind, class, or series of stock is outstanding) shall be kept at the principal place of business of the corporation, or at such other place as the board of directors shall determine, containing the names alphabetically arranged of original stockholders of the corporation, their addresses, their interest, the amount paid on their shares, and all transfers thereof and the number and class of stock held by each. Such stock ledgers shall at all reasonable hours be subject to inspection by persons entitled by law to inspect the same.
Section 6.05 Transfer Agents and Registrars. The board of directors may appoint one or more transfer agents and one or more registrars with respect to the certificates representing stock of the corporation, and may require all such certificates to bear the signature of either or both. The board of directors may from time to time define the respective duties of such transfer agents and registrars. No certificate for stock shall be valid until countersigned by a transfer agent, if at the date appearing thereon the corporation had a transfer agent for such stock, and until registered by a registrar, if at such date the corporation had a registrar for such stock.
Section 6.06 [Reserved]
Section 6.07 Lost or Destroyed Certificates. The corporation may issue a new certificate for stock of the corporation in place of any certificate theretofore issued by it, alleged to have been lost or destroyed, and the board of directors may, in its discretion, require the owner of the lost or destroyed certificate or his, her or its legal representatives, to give the corporation a bond in such form and amount as the board of directors may direct, and with such surety or sureties as may be satisfactory to the board, to indemnify the corporation and its transfer agents and registrars, if any, against any claims that may be made against it or any such transfer agent or registrar on account of the issuance of such new certificate. A new certificate may be issued without requiring any bond when, in the judgment of the board of directors, it is proper to do so.
ARTICLE VII EXECUTIVE COMMITTEE AND OTHER COMMITTEES
Section 7.01 Executive Committee. The board of directors may appoint an executive committee to consist of one (1) or more members of the board of directors. The executive committee, to the extent permitted by law and provided in the resolution of the board of directors shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any bylaw of the corporation.

Section 7.02 Other Committees. The board of directors may, from time to time, appoint such other committees as may be permitted by law. Such other committees appointed by the board of directors shall consist of one (1) or more members of the board of directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall any such committee have the powers denied to the executive committee in these bylaws.
Section 7.03 Proceedings. The executive committee, and such other committees as may be designated hereunder by the board of directors may fix their own presiding and recording officer or officers and may meet at such place or places, at such time or times, and on such notice (or without notice) as it shall determine from time to time. Each committee may make rules for the conduct of its business as it shall from time to time deem necessary. It will keep a record of its proceedings and shall report such proceedings to the board of directors at the meeting of the board of directors next following.
Section 7.04 Quorum and Manner of Acting. At all meetings of the executive committee and of such other committees as may be designated hereunder by the board of directors, the presence of members constituting a majority of the total authorized membership of the committee shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of such committee. The members of the executive committee and of such other committees as may be designed thereunder by the board of directors shall act only as a committee, and the individual members thereof shall have no powers as such.
Section 7.05 Resignations. Any member of the executive committee and of such other committee as may be designated hereunder by the board of directors may resign at any time by delivering a written resignation to either the chief executive officer, the president, the secretary, or assistant secretary, or to the presiding officer of the committee of which he or she is a member, if any shall have been appointed and shall be in office. Unless otherwise specified therein, such resignation shall take effect on delivery.
Section 7.06 Removal. The board of directors may, by resolutions adopted by a majority of the board of directors, at any time remove any member of the executive committee or of any other committee designated by it hereunder either for or without cause.
Section 7.07 Vacancies. If any vacancy shall occur in the executive committee or any other committee designated by the board of directors hereunder, by reason of disqualification, death, resignation, removal, or otherwise, the remaining member(s), if any, shall, until the filling of such vacancy, constitute the then total authorized membership of the committee and continue to act. Any vacancy may be filled at any meeting of the board of directors or by the written consent to action by directors as permitted in accordance with Section 3.13.
Section 7.08 Compensation. The board of directors may allow a fixed sum and expenses of attendance to any member of the executive committee, or of any other committee designated by it hereunder, who is not an active salaried employee of the corporation for attendance at each meeting of said committee.
ARTICLE VIII INSURANCE AND OFFICER AND DIRECTOR CONTRACTS
Section 8.01 Indemnification: Third-Party Actions. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation), by reason of the fact that he or she is or was a director or officer of the corporation (and, in the discretion of the board of directors, may so indemnify a person by reason of the fact that he is or was an employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.
Section 8.02 Indemnification: Corporate Actions. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director or officer of the corporation (and, in the discretion of the board of directors, may so indemnify a person by reason of the fact that he is or was an employee or agent of another corporation, partnership, joint venture, trust, or other enterprise), against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses that the Court of Chancery or such other court shall deem proper.
Section 8.03 Determination. To the extent that a present or former director or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Section 8.01 and Section 8.02 hereof, or in defense of any claim, issue, or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith. Any other indemnification under Section 8.01 and Section 8.02 hereof, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee, or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 8.01 or Section 8.02 hereof. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit, or proceeding, even if less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even if less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders.
Section 8.04 Advances. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit, or proceeding may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.
Section 8.05 Scope of Indemnification. The indemnification and advancement of expenses provided by, or granted pursuant to, Section 8.01, Section 8.02, and Section 8.04:
               (a) Shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office; and
               (b) In accordance with the DGCL, the right to indemnification or to advancement of expenses arising under a provision of the certificate of incorporation or a bylaw shall not be eliminated or impaired by an amendment to such provision after the occurrence of the act or omission that is the subject of the civil, criminal, administrative, or investigative action, suit, or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.
Section 8.06 Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against any such liability.
ARTICLE IX FISCAL YEAR
The fiscal year of the corporation shall be fixed by resolution of the board of directors.
ARTICLE X DIVIDENDS
Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation and applicable law, if any, may be declared by the board of directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation and applicable law.
Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the board of directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the board of directors shall think conducive to the interests of the corporation, and the board of directors may modify or abolish any such reserve in the manner in which it was created.
ARTICLE XI NOTICES
Section 11.01 Notice To Stockholders. Written notice to stockholders of stockholder meetings shall be given as provided in Section 2.01 herein. Without limiting the manner by which notice may otherwise be given effectively to stockholders under any agreement or contract with such stockholder, and except as otherwise required by law, written notice to stockholders for purposes other than stockholder meetings may be sent by United States mail or nationally recognized overnight courier, or by facsimile, telegraph, or telex or by electronic mail or other electronic means.
Section 11.02 Notice To Directors. Unless otherwise provided in these bylaws, any notice required to be given to any director may be given by the method stated in Section 11.01, or by overnight delivery service, facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the secretary, or, in the absence of such filing, to the last known post office address of such director.
Section 11.03 Affidavit Of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, or other agent, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.
Section 11.04 Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all recipients of notice, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.
Section 11.05 Notice To Person With Whom Communication Is Unlawful. Whenever notice is required to be given, under any provision of law or of the certificate of incorporation or bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.
Section 11.06 Notice to Stockholders Sharing an Address. Except as otherwise prohibited under the DGCL, any notice given under the provisions of the DGCL, the certificate of incorporation or the bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Such consent shall have been deemed to have been given if such stockholder fails to object in writing to the corporation within 60 days of having been given notice by the corporation of its intention to send the single notice. Any consent shall be revocable by the stockholder by written notice to the corporation.
ARTICLE XII AMENDMENTS
Subject to the limitations set forth in Section 8.05 of these bylaws or the provisions of the certificate of incorporation, the board of directors is expressly empowered to adopt, amend, or repeal the bylaws of the corporation. The stockholders also shall have power to adopt, amend, or repeal the bylaws of the corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the corporation required by law or by the certificate of incorporation, such action by stockholders shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class.

Adopted by vote of stockholders at annual meeting on ________, 2009.

CERTIFICATE OF ADOPTION BY THE
SECRETARY OF
AMDL, INC.
     The undersigned,                     , hereby certifies that he is the duly elected and acting Secretary of AMDL, INC., a Delaware corporation (the “Company”) and that the Amended and Restated Bylaws attached hereto constitute the Bylaws of the Company as duly adopted by the stockholder of the Company at the annual meeting held on                     , 2009, and as in effect on the date hereof.
IN WITNESS WHEREOF, the undersigned has hereunto subscribed his name this ___ day of                     , 2009.
/s/
Akio Ariura, Secretary

Annex C
STOCKHOLDERS RIGHTS AGREEMENT
ANNEX C

Annex C

STOCKHOLDER RIGHTS AGREEMENT
between
AMDL, Inc.
and
Corporate Stock Transfer, Inc.
as Rights Agent
Dated as of                         , 2009

EXHIBITS

Exhibit A	Form of Certificate of Designation of Rights, Preferences and Privileges of Series A Junior Participating Preferred Stock of AMDL, Inc.
Exhibit B	Form of Right Certificate
Exhibit C	Summary of Rights to Purchase Preferred Stock

STOCKHOLDER RIGHTS AGREEMENT
THIS STOCKHOLDER RIGHTS AGREEMENT (the “Agreement”), dated as of                     , 2009, is made between AMDL, Inc., a Delaware corporation (the “Company”), and Corporate Stock Transfer, Inc., a Colorado corporation (the “Rights Agent”).
RECITALS:
          WHEREAS, the Board of Directors of the Company (the “Board of Directors”) desires to provide stockholders of the Company with the opportunity to benefit from the long-term prospects and value of the Company and to ensure that stockholders of the Company receive fair and equal treatment in the event of any proposed takeover of the Company;
          WHEREAS, effective as of                     , 2009, the Board of Directors (i) authorized and declared a dividend distribution of one Right (as defined herein) for each share of Common Stock of the Company (as defined herein) outstanding as of the close of business on September 1, 2009 (the “Record Date”), and (ii) authorized the issuance of one Right for each share of Common Stock issued (whether originally issued or sold from the Company’s treasury) between the Record Date and the earlier of the Distribution Date or the Expiration Date (as defined herein), with each Right initially representing the right to purchase one one-thousandth of a share of Series A Junior Participating Preferred Stock (the “Series A Preferred Stock”), with $0.001 par value, of the Company having the rights, powers and preferences set forth in the Company’s Certificate of Designations in Exhibit A hereto, upon the terms and subject to the conditions hereinafter set forth (the “Rights”).
          NOW, THEREFORE, in consideration of the premises and the agreements herein set forth, the parties hereby agree as follows:
          Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:
          (a) “Acquiring Person” means any Person (as defined herein) who, together with all Affiliates (as defined herein) and Associates (as defined herein) of such Person, without prior written approval of the Board of Directors of the Company, is the Beneficial Owner (as defined herein) of 15% or more of the Common Stock then outstanding, but does not include (i) the Company, (ii) any Subsidiary (as defined herein) of the Company, (iii) any employee benefit plan or compensation arrangement of the Company or of any Subsidiary of the Company or (iv) any Person holding Common Stock organized, appointed or established by the Company or by any Subsidiary of the Company for or pursuant to the terms of any employee benefit plan or compensation arrangement described in Section 1(a)(iii) (the Persons described in clauses (i) through (iv) above are referred to herein as “Exempt Persons”); provided, however, that the term “Acquiring Person” shall not include any Grandfathered Person, unless such Grandfathered Person becomes the Beneficial Owner of a percentage of the shares of Common Stock of the Company then outstanding equal to or exceeding such Grandfathered Person’s Grandfathered Percentage.
          Notwithstanding the foregoing, no Person will become an “Acquiring Person” as a result of an acquisition by the Company of Common Stock that, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person from below 15% to 15%, or greater, (or in the case of a Grandfathered Person, the Grandfathered Percentage, or greater, applicable to such Grandfathered Person) or more of the Common Stock then outstanding; however, if a Person becomes a Beneficial Owner of 15% (or in the case of a Grandfathered Person, the Grandfathered Percentage applicable to such Grandfathered Person) or more of the Common Stock then outstanding by reason of share purchases by the Company or contributions for cancellation to the Company’s treasury of shares of common stock by one or more stockholders and, after those share purchases are made or shares are so cancelled, becomes the Beneficial Owner of any additional Common Stock (other than pursuant to a stock split, stock dividend or similar transaction) and immediately thereafter is the Beneficial Owner of 15% (or in the case of a Grandfathered Person, the Grandfathered Percentage applicable to such Grandfathered Person) or more of the Common Stock then outstanding, then that Person will be an “Acquiring Person.”
          In addition, notwithstanding the foregoing, a Person is not an “Acquiring Person” if the Board of Directors determines that a Person who would otherwise be an “Acquiring Person,” inadvertently acquired the Common Stock that would otherwise make the Person an “Acquiring Person,” if that Person as promptly as practicable divests (on a time schedule that does not result in such Person and divestiture transaction being subject to the “short swing” provisions of Rule 16(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as then in effect) a sufficient number of Common Stock so that that Person is a Beneficial Owner of less than 15% of the Common Stock.
          (b) “Adjustment Shares” has the meaning set forth in Section 11(a)(ii).
          (c) “Affiliate” and “Associate” have the respective meanings ascribed to those terms in Rule 12b-2 of the General Rules and Regulations (the “Rules”) under the Exchange Act, as in effect on the date of this Agreement, but no Person who is a director or officer of the Company will be considered an Affiliate or an Associate of any other director or officer of the Company solely as a result of his or her position as a director or officer of the Company.
          (d) A Person is the “Beneficial Owner” of, and is considered to “beneficially own,” any securities:
          (i) which that Person or any of that Person’s Affiliates or Associates, directly or indirectly, beneficially owns, or is deemed to beneficially own, as determined pursuant to Rule 13d-3 of the Rules under the Exchange Act, as in effect on the date of this Agreement;
          (ii) which that Person or any of that Person’s Affiliates or Associates, directly or indirectly, has:
          (A) the right to acquire (whether that right is exercisable immediately or only after the passage of time or upon the satisfaction of any conditions) pursuant to any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants, options, or otherwise; however, a Person will not be considered the “Beneficial Owner” of, or to “beneficially own,” (1) securities tendered pursuant to a tender or exchange offer made by or on behalf of that Person or by or on behalf of any of that Person’s Affiliates or Associates until those tendered securities are accepted for purchase or exchange; (2) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event; or (3) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event, which Rights were acquired by that Person or by any of that Person’s Affiliates or

Associates prior to the Distribution Date or pursuant to Section 3(a), Section 11(i) or Section 22; or
          (B) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this clause (B) if the agreement, arrangement or understanding to vote that security (1) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act, and (2) is not also then reportable by that Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or
          (C) the right to dispose of pursuant to any agreement, arrangement or understanding (whether or not in writing) (other than customary arrangements with and between underwriters and selling group members with respect to a bona fide public offering of securities);
          (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which that Person or any of that Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in Section 1 (d)(ii)(B)) or disposing of any securities of the Company; however, (1) no Person engaged in business as an underwriter of securities will be considered the Beneficial Owner of any securities acquired through that Person’s participation as an underwriter in good faith in a firm commitment underwriting until the expiration of 40 days after the date of that acquisition, and (2) no Person who is a director or an officer of the Company will be considered, as a result of his or her position as director or officer of the Company, the Beneficial Owner of any securities of the Company that are beneficially owned by any Exempt Person or by any other director or officer of the Company; or
          (iv) which are the subject of a derivative transaction entered into by that Person to which the Company is not a party, or a derivative security not issued by the Company acquired by that Person, that:
          (A) gives that Person the economic equivalent of ownership of Common Stock because the value of the derivative is explicitly determined by reference to the price or value of Common Stock, without regard to whether (1) such derivative conveys any voting rights in Common Stock to such Person, (2) the derivative is required to be, or capable of being, settled through delivery of Common Stock, or (3) such Person may have entered into other transactions that hedge the economic effect of such derivative; and
          (B) is reported, or required to be reported, in a filing by that Person or any of that Person’s Affiliates or Associates with the Securities and Exchange Commission pursuant to Regulation 13D-G or Regulation 14D under the Exchange Act in respect of which Common Stock is the “subject security” (as that term is described in those Regulations). The number of shares of Common Stock deemed beneficially owned will be the notional or other number of Common Stock specified in the documentation evidencing the derivative position as being subject to be acquired upon the exercise or settlement of the applicable right or as the basis upon which the value or settlement amount of such right, or the opportunity of the holder of such right to profit or share in any profit, is to be calculated in whole or in part or, if no such number of Common Stock is specified in such documentation, as determined by the Board of Directors in good faith to be the number of shares of Common Stock to which the derivative position relates.
     Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding that such Person would be deemed to own beneficially hereunder.
          (e) “Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to close.
          (f) “Close of Business” on any date means 5:00 P.M., Eastern Time, on that date, but if that date is not a Business Day, it means 5:00 P.M., Eastern Time, on the next succeeding Business Day.
          (g) “Common Stock” means the Common Stock, with $0.001 par value, of the Company or any other shares of capital stock of the Company into which the Common Stock is reclassified or changed.
          (h) “Common Stock,” when used with reference to any Person other than the Company organized in corporate form, means: (i) the capital stock or other equity interest in that Person with the greatest voting power, (ii) the equity securities or other equity interest having power to control or direct the management of that Person, or (iii) if that Person is a Subsidiary of another Person, the capital stock, equity securities or equity interest described in clauses (i) and (ii) in the Person or Persons which ultimately control the first-mentioned Person and which have outstanding any such capital stock, equity securities or equity interest; “Common Stock,” when used with reference to any Person not organized in corporate form, means units of beneficial interest that (x) represent the right to participate generally in the profits and losses of that Person (including without limitation any flow-through tax benefits resulting from an ownership interest in that Person) and (y) are entitled to exercise the greatest voting power of that Person or, in the case of a limited partnership, have the power to remove or otherwise replace the general partner or partners.
          (i) “Current Value” has the meaning set forth in Section 11(a)(iii).
          (j) “Distribution Date” has the meaning set forth in Section 3(a).
          (k) “Exercise Price” has the meaning set forth in Section 4(a).
          (l) “Expiration Date” and “Final Expiration Date” have the respective meanings set forth in Section 7(a).
          (m) “Fair Market Value” means the value of any securities or other property determined in accordance with Section 11(d).
          (n) “Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, business trust, government or political subdivision, unincorporated organization, or any other association or entity, and includes, without limitation, an unincorporated group of persons who, by formal or informal agreement, have taken any action with a common purpose, as well as any syndicate or group that may be considered a single “person” under Section 14(d)(2) of the Exchange Act.
          (o) “Preferred Stock” means the Series A Preferred Stock, with $0.001 par value, of the Company having the rights and preferences set forth in the Exhibit A.
          (p) “Preferred Stock Equivalents” has the meaning set forth in Section 11(b).
          (q) “Principal Party” has the meaning set forth in Section 13(b).
          (r) “Redemption Price” has the meaning set forth in Section 23.
          (s) “Section 11(a)(ii) Event” has the meaning set forth in Section 11(a)(ii).
          (t) “Section 11(a)(ii) Trigger Date” has the meaning set forth in Section 11(a)(iii).
          (u) “Section 13 Event” means any event described in clause (x), (y) or (z) of Section 13(a).
          (v) “Stock Acquisition Date” means the date of the first public announcement (which for purposes of this definition includes, without limitation, the issuance of a press release or the filing of a publicly-available report or other document with the Securities and Exchange Commission or any other governmental agency) that a Person has become an Acquiring Person, whether that public announcement is made by the Company or otherwise.
          (w) “Spread” has the meaning set forth in Section 11(a)(iii).
          (x) “Subsidiary” of any Person means each entity of which that Person is the direct or indirect general partner or as to which that Person, directly or through one or more intermediary entities or Persons, has the right, in the absence of any contingencies, to elect a majority of the board of directors or other governing body or as to which that Person has the right to receive 50% or more of the economic value of any business or other activity in which that entity is engaged.
          (y) “Substitution Period” has the meaning set forth in Section 11(a)(iii).
          (z) “Triggering Event” means any Section 11(a)(ii) Event or any Section 13 Event.
          (aa) “Grandfathered Percentage” shall mean, with respect to any Grandfathered Person, the percentage of the outstanding shares of Common Stock of the Company that such Grandfathered Person, together with all Affiliates and Associates of such Grandfathered Person, Beneficially Owns as of the Grandfathered Time, plus additional shares of Common Stock up to a maximum of 20%.
          (bb) “Grandfathered Person” shall mean Jade Capital Group LTD, and any Person who or which, together with all Affiliates and Associates of such Person, is, as of the Grandfathered Time, the Beneficial Owner shares of Common Stock of the Company then outstanding.
          (cc) “Grandfathered Time” shall mean 8:00 a.m., Eastern Time, on September 1, 2009.

          Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 are, prior to the Distribution Date, also the holders of the Common Stock) in accordance with the terms and conditions set forth herein, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable. If the Company appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and any Co-Rights Agents will be as the Company determines.
          Section 3. Issue of Right Certificates.
          (a) From the date of this Agreement until the earlier of (i) the Close of Business on the tenth calendar day after the Stock Acquisition Date, or (ii) the Close of Business on the tenth Business Day (or such later date as may be determined by action of the Company’s Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date a tender or exchange offer by any Person, other than an Exempt Person, is first “published or sent or given” within the meaning of Rule 14d-4(a) of the Exchange Act, or any successor rule, if, upon consummation thereof, that Person would be the Beneficial Owner of 15% (or in the case of a Grandfathered Person, the Grandfathered Percentage applicable to such Grandfathered Person) or more of the Common Stock then outstanding (including any date after the date of this Agreement and prior to the issuance of the Rights) (the earliest of (i) and (ii), the “Distribution Date”; provided, however, that, if the Stock Acquisition Date or the tenth Business Day after the commencement or announcement, as the case may be, occurs before the Record Date, “Distribution Date” shall mean the Record Date): (x) the Rights will be evidenced (subject to Section 3(b)) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock will be considered also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying Common Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send), at the Company’s expense, by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company or the Company’s transfer agent, one or more certificates, in substantially the form of Exhibit B (the “Right Certificates”), evidencing one Right for each share of Common Stock of the Company so held, subject to adjustment as provided herein. If an adjustment in the number of Rights per share of Common Stock of the Company has been made pursuant to Section 11(o), the Company may make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) at the time of distribution of the Right Certificates, so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. After the Close of Business on the Distribution Date, the Rights will be evidenced solely by such Right Certificates.
          (b) With respect to certificates for the Common Stock issued prior to the Close of Business on the Record Date, the Rights will be evidenced by those certificates for the Common Stock on or until the Distribution Date (or the earlier redemption, expiration or termination of the Rights), and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the Distribution Date (or the earlier redemption, expiration or termination of the Rights), the transfer of any of the certificates for the Common Stock outstanding prior to the close of business on the date of this Agreement will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.
          (c) As promptly as practicable following the Record Date, the Company will send a copy of a Summary of Rights to Purchase Preferred Stock in substantially the form of Exhibit C to each record holder of Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company.
          (d) Certificates for all shares of Common Stock issued after the Record Date, but prior to the earlier of the Distribution Date or the redemption, expiration or termination of the Rights, will be considered also to be certificates for Rights, and will bear a legend (in addition to any other legends required by law or by the Company’s governing documents), substantially in the form set forth below:
This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Stockholder Rights Agreement between AMDL, Inc., a Delaware corporation (the “Company”), and Corporate Stock Transfer, Inc., a Colorado corporation, as rights agent (the “Rights Agent”), dated as of ___, 2009 (as amended, supplemented or otherwise modified from time to time, the “Rights Agreement”), the terms of which are incorporated by reference herein and a copy of which is on file at the principal offices of the Company and the stock transfer administration office of the Rights Agent. The Company will mail a copy of the Rights Agreement without charge to the holder of this certificate within five days after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, the Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company may redeem the Rights at a redemption price of $0.001 per Right, subject to adjustment, under the terms of the Rights Agreement. Under certain circumstances, Rights issued to or held by Acquiring Persons or by any Affiliates or Associates thereof (as defined in the Rights Agreement), and any subsequent holder of such Rights, may become null and void. The Rights are not exercisable, and are void so long as held by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction has not been obtained.
The Rights associated with the Common Stock represented by certificates containing the foregoing legend will be evidenced by those certificates alone until the Distribution Date (or the earlier redemption, expiration or termination of the Rights), and the transfer of any of those certificates will also constitute the transfer of the Rights associated with the Common Stock represented by those certificates. If the Company purchases or acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with those shares of Common Stock will be considered canceled and retired so that the Company is not entitled to exercise any Rights associated with the Common Stock that are no longer outstanding. The failure to print the foregoing legend on any certificate representing Common Stock or any defect therein will not affect in any manner whatsoever the application or interpretation of Section 7(e).
          Section 4. Form of Right Certificates.
          (a) The Right Certificates (and the forms of election to purchase stock and of assignment and certificate to be printed on the reverse of such certificates) will be substantially in the form of Exhibit B hereto and may have any marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may consider appropriate and as are not inconsistent with this Agreement, or as may be required to comply with any applicable law, rule or regulation or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to customary usage. The Right Certificates will be in a machine printable format and in a form reasonably satisfactory to the Rights Agent. Subject to Sections 11 and 22, the Right Certificates, whenever distributed, will be dated as of the Record Date, will show the date of countersignature, and on their face will entitle the holders thereof to purchase such number of one-

thousandths of a share of Preferred Stock as are set forth therein at the price set forth therein (the “Exercise Price”), but the number of such shares and the Exercise Price are subject to adjustment as provided herein.
          (b) Any Right Certificate issued pursuant to Section 3(a) or Section 22 that represents Rights beneficially owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights, the Common Stock associated with such Rights or the Company or (B) a transfer that the Board of Directors, in its sole discretion, has determined is part of a plan, arrangement or understanding that has as a primary purpose or effect the avoidance of Section 7(e); and any Right Certificate issued pursuant to Section 6, Section 11 or Section 22 upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, will have inserted following the first sentence of the existing legend on such Right Certificate the following:
The Rights represented by this Right Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as those terms are defined in the Rights Agreement). This Right Certificate and the Rights represented hereby may become null and void under certain circumstances as specified in Section 7(e) of the Rights Agreement.
The Company shall give notice to the Rights Agent promptly after it becomes aware of the existence and identity of any Acquiring Person or any Associate or Affiliate thereof. The Company shall instruct the Rights Agent in writing of the Rights that should be so legended. The failure to print the foregoing legend on any such Right Certificate or any defect therein will not affect in any manner whatsoever the application or interpretation of the provisions of Section 7(e).
          Section 5. Countersignature and Registration.
          (a) The Right Certificates will be executed on behalf of the Company by its Chief Executive Officer, President, or any Vice President and by its Chief Financial Officer or any Assistant Chief Financial Officer, or by its Secretary or any Assistant Secretary, either manually or by facsimile signature. The Right Certificates will be manually countersigned by an authorized signatory of the Rights Agent and will not be valid for any purpose unless so countersigned, and such countersignature upon any Right Certificate will be conclusive evidence, and the only evidence, that such Right Certificate has been duly countersigned as required hereunder. In case any officer of the Company who has signed any of the Right Certificates ceases to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, those Right Certificates, nevertheless, may be countersigned by an authorized signatory of the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be a proper officer of the Company; and any Right Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, is a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement was not a proper officer of the Company.

          (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at one of its offices designated as the appropriate place for surrender of Right Certificates upon exercise or transfer, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.
          Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.
          (a) Subject to Section 4(b), Section 7(e) and Section 14, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Right Certificate or Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Certificates, entitling the registered holder to purchase a like number of one-thousandths of a share of Preferred Stock (or following a Triggering Event, Preferred Stock, Common Stock, cash, property, equity securities, debt securities, or any combination thereof) as the Right Certificate or Certificates surrendered then entitled such holder to purchase and at the same Exercise Price. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Certificates to be transferred, split up, combined or exchanged, with the form of assignment and certificate duly executed, at the office or offices of the Rights Agent designated for that purpose. Neither the Rights Agent nor the Company is obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder has completed and signed the certificate contained in the form of assignment on the reverse side of that Right Certificate and has provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company reasonably requests. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e) and Section 14, countersign and deliver to the Person entitled thereto a Right Certificate or Certificates, as the case may be, as so requested. The Company may require payment by the registered holder of a Right Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.
          (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate, if mutilated, the Company will execute and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.
          Section 7. Exercise of Rights; Exercise Price; Expiration Date of Rights.
          (a) Subject to Section 7(e), the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Exercise Price for the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) for which the surrendered Rights are then exercised, at or prior to the earlier of (i) the Close of Business on September 1, 2019 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed in accordance with Section 23, and (iii) the time at which such Rights are exchanged in accordance with Section 24 (the earlier of (i), (ii) and (iii), the “Expiration Date”). Except as set forth in Section 7(e) and notwithstanding any other provision (except Section 7(e)) of this Agreement, any Person who prior to the Distribution Date becomes a record holder of Common Stock may exercise all of the rights of a registered holder of a Right Certificate with respect to the Rights associated with such Common Stock in accordance with the provisions of this Agreement, as of the date such Person becomes a record holder of Common Stock.

          (b) The Exercise Price for each one one-thousandth of a share of Preferred Stock that can be purchased upon the exercise of a Right is initially $10.00, is subject to adjustment from time to time as provided in Section 11 and Section 13, and is payable in lawful money of the United States of America in accordance with Section 7(c) below.
          (c) As promptly as practicable following the Distribution Date, the Company shall deposit with a corporation, trust, bank or similar institution in good standing organized under the laws of the United States of America or any State of the United States of America, that is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by a federal or state authority (such institution is hereinafter referred to as the “Depositary Agent”), certificates representing the Preferred Stock that may be acquired upon exercise of the Rights, and the Company shall cause such Depositary Agent to enter into an agreement pursuant to which the Depositary Agent shall issue receipts representing interests in the Preferred Stock so deposited. Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and the certificate on the reverse side thereof duly executed, accompanied by payment of the Exercise Price for the stock to be purchased and an amount equal to any applicable transfer tax (as determined by the Rights Agent) in cash, or by certified check or bank draft payable to the order of the Company, the Rights Agent shall, subject to Section 20(k), thereupon promptly (i) requisition from the Depositary Agent (or make available, if the Rights Agent is the Depository Agent) depository receipts or certificates for the number of one one-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes the Depositary Agent to comply with all such requests, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 14, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. If the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash or distribute other property pursuant to Section 11(a), the Company will make all arrangements necessary so that such other securities, cash or other property are available for distribution by the Rights Agent, if and when appropriate. The payment of the Exercise Price may be made in cash or by certified or bank check payable to the order of the Company, or by wire transfer of immediately available funds to the account of the Company (if notice of such wire transfer is given to the Rights Agent by the holder of the related Right).
          (d) If the registered holder of any Right Certificate exercises less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised will be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his duly authorized assigns, subject to Section 14.

          (e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event or Section 13 Event, any Rights beneficially owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming an Acquiring Person and receives those Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in that Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights, the Common Stock associated with such Rights or the Company, or (B) a transfer that the Board of Directors, in its sole discretion, has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), will be null and void without any further action and no holder of such Rights will have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company will use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but will have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determination with respect to an Acquiring Person or any Affiliate or Associate of an Acquiring Person or any transferee of any of them hereunder.
          (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company is obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder has (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise, and (ii) provided all additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.
          Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange will, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, will be canceled by it, and no Right Certificates will be issued in lieu thereof except as expressly permitted by any provision of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records of all cancelled or destroyed Right Certificates which have been canceled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records or physical records for the time period required by applicable law and regulation. Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records or physical records relating to Right Certificates cancelled or destroyed by the Rights Agent.
          Section 9. Reservation and Availability of Preferred Stock.
          (a) The Company shall cause to be reserved and kept available out of its authorized and unissued Preferred Stock or any authorized and issued Preferred Stock held in its treasury, a number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding and exercisable Rights. Upon the occurrence of any event resulting in an increase in the aggregate number of shares of Preferred Stock issuable upon exercise of all outstanding Rights in excess of the number then reserved, the Company shall make appropriate increases in the number of shares of Preferred Stock so reserved.

          (b) The Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all Preferred Stock issued or reserved for issuance to be listed, upon official notice of issuance, upon the principal national securities exchange, if any, upon which the shares of Common Stock are listed or, if the principal market for the Common Stock is not any national securities exchange, to be eligible for quotation in a quotation system.
          (c) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii), or as soon as required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause that registration statement to become effective as soon as practicable after such filing, and (iii) cause that registration statement to remain effective (with a prospectus that at all times meets the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, or (B) the Expiration Date. The Company will also take any action that is appropriate to ensure compliance with the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date determined in accordance with the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement when the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. Notwithstanding any provision of this Agreement to the contrary, the Rights are not exercisable in any jurisdiction unless the requisite qualification in that jurisdiction has been obtained.
          (d) The Company shall take all actions as may be necessary to ensure that all Preferred Stock delivered upon the exercise of the Rights are, at the time of delivery of the certificates or depositary receipts for such shares (subject to payment of the Exercise Price), duly issued, validly authorized, fully paid and nonassessable.
          (e) The Company shall pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the issuance or delivery of the Right Certificates or of any certificates for Preferred Stock upon the exercise of Rights. The Company is not, however, required to pay any transfer tax that may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or in respect of the issuance or delivery of securities in a name other than that of, the registered holder of the Right Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for securities in a name other than that of the registered holder upon the exercise of any Rights until such tax has been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.
          Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for Preferred Stock is issued upon the exercise of Rights will for all purposes be considered to have become the holder of record of the Preferred Stock represented thereby on, and that certificate will be dated, the date upon which the Right Certificate evidencing those Rights was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes) was made; however, if the date of that surrender and payment is a date upon which the Preferred Stock transfer books of the Company are closed, that Person will be considered to have become the record holder of such shares on, and that certificate will be dated, the next succeeding Business Day on which the Preferred Stock transfer books of the Company are open, but if delivery of Preferred Stock is delayed pursuant to Section 9(c), that Person will be considered to have become the record holder of those shares of Preferred Stock only when those shares first become deliverable. Prior to the exercise of the Right evidenced thereby, the holder of a Right Certificate is not entitled to any rights of a stockholder of the Company with respect to shares for which the Rights are exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and will not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
          Section 11. Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights. The Exercise Price, the number and kind of shares covered by each Right, and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
     (a)(i) If the Company at any time after the date of this Agreement (A) declares a dividend on the Preferred Stock payable in Preferred Stock, (B) subdivides the outstanding Preferred Stock, (C) combines the outstanding Preferred Stock into a smaller number of shares or (D) issues any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e), the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification, but in no event may the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of the Right. If an event occurs that would require an adjustment under both Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) will be in addition to, and will be made prior to, any adjustment required pursuant to Section 11(a)(ii).
     (ii) Subject to Section 24, if any Person, alone or together with its Affiliates and Associates, becomes an Acquiring Person (a “Section 11(a)(ii) Event”), then promptly following that occurrence, proper provision shall be made so that each holder of a Right, except as provided in Section 7(e), thereafter has a right to receive, upon exercise thereof at the then current Exercise Price in accordance with this Agreement, such number of shares of Preferred Stock of the Company as equals the result obtained by (x) multiplying the then current Exercise Price by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, whether or not such Right was then exercisable, and dividing that product by (y) 50% of the Fair Market Value (as defined herein) of one one-thousandth of a share of Preferred Stock (determined in accordance with Section 11(d)) on the date of the occurrence of that Section 11(a)(ii) Event (such number of shares being referred to as the “Adjustment Shares”).
     (iii) In lieu of issuing any Preferred Stock in accordance with Section 11(a)(ii), the Company, acting by resolution of the Board of Directors, may, and if the number of shares of Preferred Stock that are authorized by the Company’s Certificate of

Incorporation, as amended (or other instrument governing its corporate affairs), but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company, acting by resolution of the Board of Directors, shall: (A) determine the excess of (X) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (Y) the Exercise Price attributable to each Right (such excess being referred to as the “Spread”) and (B) with respect to all or a portion of each Right (subject to Section 7(e)), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Exercise Price, (1) cash, (2) a reduction in the Exercise Price, (3) Preferred Stock Equivalents which the Board of Directors has deemed to have the same value as Preferred Stock, (4) debt securities of the Company, (5) other assets of the Company or (6) any combination of the foregoing, which, when added to any Preferred Stock issued upon such exercise, has an aggregate value equal to Current Value, with such aggregate value determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors; but, if the Company has not made adequate provision to deliver the value determined in accordance with clause (B) above within 30 days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall deliver, upon surrender of a Right for exercise and without requiring payment of the Exercise Price, Preferred Stock (to the extent available) and then, if necessary, cash, which shares and cash have an aggregate value equal to the Spread. If the Board of Directors determines in good faith that it is likely that sufficient additional Preferred Stock could be authorized for issuance upon exercise in full of the Rights, the 30-day period set forth above may be extended to the extent necessary, but not to more than 90 days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (that period, as it may be extended, the “Substitution Period”). To the extent that the Company determines that some action must be taken pursuant to the first or second sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e), that such action will apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares or to decide the appropriate form of distribution to be made pursuant to that first sentence and to determine the value thereof. On any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended and another public announcement when the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of a share of Preferred Stock will be the Fair Market Value (as determined pursuant to Section 11(d)) of a share of Preferred Stock on the Section 11(a)(ii) Trigger Date and the value of any Preferred Stock Equivalent will be considered to have the same value as a share of Preferred Stock on that date.
          (b) If the Company fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after that record date) to subscribe for or purchase Preferred Stock (or securities having the same or more favorable rights, privileges and preferences as the Preferred Stock (the “Preferred Stock Equivalents”)) or securities convertible into Preferred Stock or Preferred Stock Equivalents at a price per share of Preferred Stock or per Preferred Stock Equivalent (or having a conversion price per share, if a security convertible into Preferred Stock or Preferred Stock Equivalents) less than the Fair Market Value (as determined pursuant to Section 11(d)) per share of Preferred Stock on that record date, the Exercise Price to be in effect after that record date will be determined by multiplying the Exercise Price in effect immediately prior to that record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on that record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock or Preferred Stock Equivalents to be offered (and the aggregate initial conversion price of the convertible securities to be so offered) would purchase at that Fair Market Value and the denominator of which shall be the number of shares of Preferred Stock outstanding on that record date, plus the number of additional shares of Preferred Stock and Preferred Stock Equivalents to be offered for subscription or purchase (or into which the convertible securities to be so offered are initially convertible), but in no event will the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of the Right. If the subscription price may be paid in a consideration part or all of which is in a form other than cash, the value of such consideration will be the Fair Market Value thereof determined in accordance with Section 11(d). Preferred Stock owned by or held for the account of the Company will not be considered outstanding for the purpose of any such computation. Those adjustments will be made successively whenever any such record date is fixed; and if any such rights or warrants are not so issued, the Exercise Price will be adjusted to be the Exercise Price that would then be in effect if the applicable record date had not been fixed.
          (c) If the Company fixes a record date for the making of a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in capital stock other than Preferred Stock) or convertible securities, subscription rights or warrants (excluding those referred to in Section 11(b)), the Exercise Price to be in effect after that record date will be determined by multiplying the Exercise Price in effect immediately prior to that record date by a fraction, the numerator of which will be the Fair Market Value (as determined pursuant to Section 11(d)) of one one-thousandth of a share of Preferred Stock on that record date, less the Fair Market Value (as determined pursuant to Section 11(d)) of the portion of the cash, assets or evidences of indebtedness to be so distributed or of such convertible securities, subscription rights or warrants applicable to one one-thousandth of a share of Preferred Stock and the denominator of which will be the Fair Market Value (as determined pursuant to Section 11(d)) of one one-thousandth of a share of Preferred Stock, but in no event will the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of the Right. Those adjustments will be made successively whenever any such record date is fixed, and if any such distribution is not so made, the Exercise Price will again be adjusted to be the Exercise Price that would be in effect if the applicable record date had not been fixed.
          (d) For the purpose of this Agreement, the “Fair Market Value” of any Preferred Stock, Common Stock or any other share or any Right or other security or any other property will be determined as provided in this Section 11(d).
     (i) In the case of a publicly-traded stock or other security, the Fair Market Value on any date will be the average of the daily closing prices per share of such stock or per unit of such other security for the 30 consecutive Trading Days (as defined herein) immediately prior to such date; however, if the Fair Market Value per share of any share of stock is determined during a period following the announcement by the issuer of such stock of (x) a dividend or distribution on such stock payable in shares of such stock or securities convertible into shares of such stock or (y) any subdivision, combination or reclassification of such stock, and prior to the expiration of the 30 Trading Day-period after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Fair Market Value will be properly adjusted to take into account ex-dividend trading. The closing price for each day will be the last sale price, regular way, or, if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading; or, if not listed or admitted to trading on any national securities exchange, the last quoted price (or, if not so quoted, the average of the last quoted high bid and low asked prices) in the over-the-counter market, as reported by such market or other system then in use; or, if on any such date no bids for such security are quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such security selected by the Board of Directors. If on any such date no market maker is making a market in such security, the Fair Market Value of such security on such date will be determined reasonably and with utmost good faith to the holders of the Rights by the Board of Directors, but if at the time of such determination there is an Acquiring Person, the Fair Market Value of such security on such date will be determined by a nationally recognized investment banking firm selected by the Board of Directors, which determination will be described in a statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of the Rights. The term “Trading Day” means a day on which the principal national securities exchange on which such security is listed or admitted to trading is open for the transaction of business or, if such security is not listed or admitted to trading on any national securities exchange, a Business Day.
     (ii) If a security is not publicly held or not so listed or traded, “Fair Market Value” means the fair value per share of stock or per other unit of such security, determined reasonably and with utmost good faith to the holders of the Rights by the Board of Directors, but if at the time of such determination there is an Acquiring Person, the Fair Market Value of such security on such date will be determined by a nationally recognized investment banking firm selected by the Board of Directors, which determination will be described in a statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of the Rights.
     (iii) In the case of property other than securities, the Fair Market Value thereof will be determined reasonably and with utmost good faith to the holders of Rights by the Board of Directors, but if at the time of such determination there is an Acquiring Person, the Fair Market Value of such property on such date will be determined by a nationally recognized investment banking firm selected by the Board of Directors, which determination will be described in a statement filed with the Rights Agent and will be binding upon the Rights Agent and the holders of the Rights.
          (e) Anything herein to the contrary notwithstanding, no adjustment in the Exercise Price will be required unless that adjustment would require an increase or decrease of at least 1% in the Exercise Price, but any adjustment that by reason of this Section 11(e) is not required to be made will be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 will be made to the nearest cent or to the nearest hundred-thousandth of a share of Common Stock or ten-millionth of a share of Preferred Stock, as the case may be, or to such other figure as the Board of Directors considers appropriate. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 must be made no later than the earlier of (i) three (3) years from the date of the transaction that mandates that adjustment or (ii) the Expiration Date.
          (f) If as a result of any provision of Section 11(a) or Section 13(a), the holder of any Right becomes entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Section 11(a), (b), (c), (d), (e), (g) through (k) and (m), inclusive, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Stock will apply on like terms to any such other shares.
          (g) All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder will evidence the right to purchase, at the adjusted Exercise Price, the number of one one-thousandths of a share of Preferred Stock (or other securities or amount of cash or combination thereof) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
          (h) Unless the Company has exercised its election as provided in Section 11(i), upon each adjustment of the Exercise Price as a result of the calculations made in Section 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one ten-millionth) obtained by (i) multiplying (x) the number of one one-thousandths of a share of Preferred Stock for which a Right may be exercisable immediately prior to this adjustment by (y) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.
          (i) The Company may elect on or after the date of any adjustment of the Exercise Price to adjust the number of Rights, in substitution for any adjustment in the number of shares of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights will be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one hundred-thousandth) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders are entitled after such adjustment. Right Certificates to be so distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Exercise Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
          (j) Irrespective of any adjustment or change in the Exercise Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Exercise Price per share and the number of shares which were expressed in the initial Right Certificates issued hereunder without prejudice to any adjustment or change.
          (k) Before taking any action that would cause an adjustment reducing the Exercise Price below the then stated value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be reasonably necessary in order that the Company may validly and legally issue duly authorized, validly issued, fully paid and nonassessable (except as otherwise provided by any corporation law applicable to the Company) Preferred Stock at the adjusted Exercise Price.
          (l) In any case in which this Section 11 requires that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock or other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; however, the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.
          (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in their good faith judgment a majority of the Board of Directors shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred Stock at less than Fair Market Value, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, share dividends or issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of the Preferred Stock, shall not be taxable to such stockholders.
          (n) The Company shall not, at any time after the Distribution Date and so long as the Rights have not been redeemed pursuant to Section 23 or exchanged pursuant to Section 24, (i) consolidate with (other than with a Subsidiary of the Company in a transaction which complies with the last sentence of this Section 11(n)), (ii) merge with or into, or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction or a series of related transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries taken as a whole, to any other Person or Persons (other than the Company or any of its Subsidiaries in one or more transactions each of which complies with the last sentence of this Section 11(n)) if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments outstanding or agreements or arrangements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale the stockholders of a Person who constitutes, or would constitute, the “Principal Party” for the purposes of Section 13(a) have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates; however, this Section

11(n) shall not affect the ability of any Subsidiary of the Company to consolidate with, merge with or into, or sell or transfer assets or earning power to, any other Subsidiary of the Company. The Company further covenants and agrees that after the Distribution Date it will not, except as permitted by Section 23 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.
          (o) Notwithstanding anything in this Agreement to the contrary, if the Company at any time after the date of this Agreement and prior to the Distribution Date (i) declares or pays any dividend on the outstanding Common Stock payable in Common Stock or (ii) effects a subdivision, combination or consolidation of the outstanding Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock) into a greater or lesser number of Common Stock, then in any such case (A) the number of one one-thousandths of a share of Preferred Stock purchasable after such event upon proper exercise of each Right will be determined by multiplying the number of one one-thousandths of a share of Preferred Stock so purchasable immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event, and (B) each share of Common Stock of the Company outstanding immediately after such event will have issued with respect to it that number of Rights which each share of Common Stock of the Company outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(o) will be made successively whenever any such dividend is declared or paid or any such subdivision, combination or consolidation is effected.
          (p) The exercise of Rights under Section 11(a)(ii) will only result in the loss of rights under Section 11(a)(ii) to the extent so exercised and will not otherwise affect the rights of holders of Right Certificates under this Rights Agreement, including rights to purchase securities of the Principal Party following a Section 13 Event that has occurred or may thereafter occur, as set forth in Section 13. Upon exercise of a Right Certificate under Section 11(a)(ii), the Rights Agent shall return such Right Certificate duly marked to indicate that such exercise has occurred.
          Section 12. Certificate of Adjusted Exercise Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or Section 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock and the Common Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing Common Stock) in accordance with Section 26. The Rights Agent will be fully protected in relying on any such certificate and on any adjustment contained therein and will not be considered to have knowledge of any such adjustment unless and until it has received such certificate.
          Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.
          (a) If, following the Stock Acquisition Date, directly or indirectly, (x) the Company consolidates with, or merges with and into, an Acquiring Person (or any Affiliate or Associate of an Acquiring Person), and the Company is not the continuing or surviving corporation of such consolidation or merger, (y) an Acquiring Person (or any Affiliate or Associate of an Acquiring Person) consolidates with the Company, or merges with and into the Company and the Company is the continuing or surviving corporation of such merger, or an Acquiring Person (or any Affiliate or Associate of an Acquiring Person) shall consummate a share exchange with the Company, and, in connection with such consolidation, merger or share exchange, all or part of the shares of Common Stock are changed into or exchanged for stock or other securities of an Acquiring Person (or of any Affiliate or Associate of an Acquiring Person) or cash or any other property, or (z) the Company sells, mortgages or otherwise transfers (or one or more of its Subsidiaries sells, mortgages or otherwise transfers), in one transaction or a series of related transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to an Acquiring Person (or to any Affiliate or Associate of an Acquiring Person), then, and in each such case, the Company shall cause proper provision to be made so that: (i) each holder of a Right, except as provided in Section 7(e), has the right to receive, upon the exercise thereof at the then current Exercise Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid and nonassessable shares (except as otherwise required by any corporation law applicable to the Principal Party (as such term is hereinafter defined)) of unrestricted Common Stock of the Principal Party, free and clear of rights of call or first refusal, liens, encumbrances, transfer restrictions or other adverse claims, as are equal to the result obtained by (1) multiplying the then current Exercise Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event, and dividing that product by (2) 50% of the Fair Market Value (determined pursuant to Section 11(d)) per share of the Common Stock of such Principal Party on the date of consummation of such consolidation, merger, sale or transfer; (ii) such Principal Party is thereafter liable for, and assumes, by virtue of such consolidation, merger, sale, mortgage or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” thereafter refers to such Principal Party, it being specifically intended that Section 11 apply to such Principal Party; and (iv) such Principal Party takes such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock to permit exercise of all outstanding Rights in accordance with this Section 13(a) and the making of payments in cash or other securities in accordance with Section 11(a)(iii)) in connection with such consummation as may be necessary to assure that the provisions hereof are thereafter applicable, as nearly as reasonably may be, in relation to the shares its Common Stock thereafter deliverable upon the exercise of the Rights.
          (b) “Principal Party” means:
     (i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of Common Stock that has the highest aggregate Fair Market Value (determined pursuant to Section 11(d)), and if no securities are so issued, the Person that is the other party to the merger or consolidation, or, if there is more than one such Person, the Person the Common Stock of which has the highest aggregate Fair Market Value (determined pursuant to Section 11(d)); and
     (ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power transferred pursuant to such transaction or transactions or if the Person receiving the largest portion of the assets or earning power cannot be determined, that Person the Common Stock of which has the highest aggregate Fair Market Value (determined pursuant to Section 11(d));
but, in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act (the “Registered Common Stock”), or such Person is not a corporation, and such Person is a direct or indirect Subsidiary or Affiliate of another Person who has Registered Common Stock outstanding, “Principal Party” refers to such other Person; (2) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is a direct or indirect Subsidiary of another Person but is not a direct or indirect Subsidiary of another Person which has Registered Common Stock outstanding, “Principal Party” refers to the ultimate parent entity of such first-mentioned Person; (3) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and one or more of such other Persons has Registered Common Stock outstanding, “Principal Party” refers to whichever of such other Persons is the issuer of the Registered Common Stock having the highest aggregate Fair Market Value (determined pursuant to Section 11(d)); and (4) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and none of such other Persons has Registered Common Stock outstanding, “Principal Party” refers to whichever ultimate parent entity is the corporation having the greatest stockholders’ equity or, if no such ultimate parent entity is a corporation, “Principal Party” refers to whichever ultimate parent entity is the entity having the greatest net assets.
          (c) The Company shall not consummate any consolidation, merger, sale or transfer referred to in Section 13(a) unless prior thereto (x) the Principal Party has a sufficient number of authorized shares of its Common Stock, which have not been issued or reserved for issuance, to permit the exercise in full of the Rights in accordance with this Section 13, and (y) the Company and each Principal Party and each other Person who may become a Principal Party as a result of such consolidation, merger, sale or transfer shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in Section 13(a) and (b) and further providing that, as soon as practicable after the date of any consolidation, merger, sale or transfer of assets mentioned in Section 13(a), the Principal Party at its own expense will:
     (i) prepare and file a registration statement under the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, cause such registration statement to become effective as soon as practicable after such filing and cause such registration statement to remain effective (with a prospectus that at all times meets the requirements of the Securities Act) until the Expiration Date;
     (ii) qualify or register the Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate;
     (iii) list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or to meet the eligibility requirements for quotation on a market or system then in use; and
     (iv) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.
          (d) If the Principal Party that is to be a party to a transaction referred to in this Section 13 has a provision in any of its authorized securities or in its Certificate of Incorporation or By-laws or other instrument governing its corporate affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13,

Common Stock of such Principal Party at less than the then current Fair Market Value (determined pursuant to Section 11(d)) or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such Fair Market Value, or (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of this Section 13, then, in such event, the Company shall not consummate any such transaction unless prior thereto the Company and such Principal Party have executed and delivered to the Rights Agent a supplemental agreement providing that that provision of such Principal Party has been canceled, waived or amended, or that the authorized securities will be redeemed, so that that provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.
          This Section 13 will similarly apply to successive mergers or consolidations or sales or other transfers.
          Section 14. Fractional Rights and Fractional Shares.
          (a) The Company is not required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(o), or to distribute Right Certificates which evidence fractional Rights. If the Company elects not to issue such fractional Rights, the Company shall pay, in lieu of such fractional Rights, to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Fair Market Value of a whole Right, as determined pursuant to Section 11(d).
          (b) The Company is not required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the Fair Market Value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the Fair Market Value of one one-thousandth of a share of Preferred Stock shall be determined pursuant to Section 11(d) for the Trading Day immediately prior to the date of such exercise.
          (c) The holder of a Right by the acceptance of the Rights expressly waives the holder’s right to receive any fractional Right or any fractional shares upon exercise of a Right, except as permitted by this Section 14.
          Section 15. Rights of Action. All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to Sections 18 and 20, are vested in the respective registered holders of the Right Certificates (or, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Right Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such registered holder’s own behalf and for such registered holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Right evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and are entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement. Holders of Rights are entitled to recover the reasonable costs and expenses, including attorneys’ fees, incurred by them in any action to enforce this Agreement.
          Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
          (a) prior to the Distribution Date, each Right will be transferable only simultaneously and together with the transfer of Common Stock;
          (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer;
          (c) subject to Sections 6(a) and 7(f), the Company and the Rights Agent may deem and treat the person in whose name a Right Certificate (or, prior to the Distribution Date, the associated certificate representing Common Stock) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated certificate representing Common Stock made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and, subject to the last sentence of Section 7(e), neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and
          (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent will have any liability to any holder of a Right or other Person as the result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligations; however, the Company must use its reasonable best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.
          Section 17. Right Certificate Holder Not Considered a Stockholder. No holder, as such, of any Right Certificate is entitled to vote, receive dividends or be considered for any purpose a holder of Preferred Stock or any other securities of the Company that may at any time be issuable on the exercise of the Rights represented thereby, nor will anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate has been exercised in accordance with the provisions hereof.
          Section 18. Concerning the Rights Agent.
          (a) The Company agrees to pay to the Rights Agent such compensation as is agreed to in writing between the Company and the Rights Agent for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the

Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. This Section 18(a) will survive the expiration of the Rights and the termination of this Agreement.
          (b) The Rights Agent is protected and will incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate representing Common Stock, Preferred Stock, or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed and executed by the proper Person or Persons.
          (c) The Rights Agent will not be liable for consequential damages under any provision of this Agreement or for any consequential damages arising out of any act or failure to act hereunder, unless such act or failure to act resulted from the Rights Agent’s gross negligence, bad faith or willful misconduct.
          Section 19. Merger or Consolidation or Change of Name of Rights Agent.
          (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the corporate trust or stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, if such corporation would be eligible for appointment as a successor Rights Agent under Section 21. If at the time such successor Rights Agent succeeds to the agency created by this Agreement, any of the Right Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver the Right Certificates so countersigned; and if at that time any of the Right Certificates have not been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases those Right Certificates will have the full force provided in the Right Certificates and in this Agreement.
          (b) If at any time the name of the Rights Agent is changed and at such time any of the Right Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and if at that time any of the Right Certificates have not been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates will have the full force provided in the Right Certificates and in this Agreement.
          Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by which the Company and the holders of Right Certificates, by their acceptance thereof, are bound:
          (a) The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the opinion of that counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

          (b) Whenever in the performance of its duties under this Agreement the Rights Agent considers it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Fair Market Value) be proved or established by the Company prior to taking or suffering any action hereunder, that fact or matter (unless other evidence in respect thereof is herein specifically prescribed) may be considered to be conclusively proved and established by a certificate signed by a person believed by the Rights Agent to be the Chief Executive Officer, President, a Vice President, the Chief Financial Officer, any Assistant Chief Financial Officer, the Secretary or an Assistant Secretary of the Company and delivered to the Rights Agent. Any such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under this Agreement in reliance upon such certificate.
          (c) The Rights Agent will be liable hereunder only for its own gross negligence, bad faith or willful misconduct.
          (d) The Rights Agent is not liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or required to verify the same, but all such statements and recitals are and will be considered to have been made by the Company only.
          (e) The Rights Agent is not under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereon); nor is it responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor is it responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 7(e)) or any adjustment required under Section 11, Section 13 or Section 24(c) or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate describing any such adjustment furnished in accordance with Section 12); nor is it responsible for any determination by the Board of Directors of the Fair Market Value of the Rights or Preferred Stock; nor will it by any act hereunder be considered to make any representation or warranty as to the authorization or reservation of any Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Right Certificate or as to whether any Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.
          (f) The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of this Agreement.
          (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from any person believed by the Rights Agent to be the Chief Executive Officer, President, a Vice President, the Chief Financial Officer, an Assistant Chief Financial Officer, the Secretary or an Assistant Secretary of the Company, and is authorized to apply to such officers for advice or instructions in connection with its duties, and it will not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on or after which that action will be taken or such omission will be effective. The Rights Agent will not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in such application on or after the date specified in such application (which date may not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer has consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent has received written instructions in response to such application specifying the action to be taken or omitted.
          (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein precludes the Rights Agent from acting in any other capacity for the Company or for any other legal entity.
          (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents.
          (j) No provision of this Agreement requires the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there are reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
          (k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause (1) or clause (2) thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.
          Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company and to each transfer agent of the Common Stock by registered or certified mail, postage prepaid, return receipt requested and to the holders of the Rights Certificates by first class mail, postage prepaid. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause) upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock by registered or certified mail, postage prepaid, return receipt requested, and to the holders of the Right Certificates by first-class mail, postage prepaid. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company shall appoint a successor to the Rights Agent. Notwithstanding the foregoing provisions of this Section 21, in no event shall the resignation or removal of a Rights Agent be effective until a successor Rights Agent shall have been appointed and have accepted such appointment. If the Company fails to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit that holder’s Right Certificate for inspection by the Company), then the incumbent Rights Agent or the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, must be (a) a Person organized and doing business under the laws of the United States of America or any State thereof, in good standing, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $_________ or (b) an Affiliate controlled by a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, will not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
          Section 22. Issuance of New Right Certificates. Notwithstanding any provision of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in any form as may be approved by its Board of Directors to reflect any adjustment or change in the Exercise Price per share and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with this Agreement. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereafter issued by the Company, and (b) may, in any other case, if considered necessary or appropriate by the Board of Directors, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; however, (i) no such Right Certificate will be issued if, and to the extent that, the Company will be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the person to whom such Right Certificate would be issued, and (ii) no such Right Certificate will be issued if, and to the extent that, appropriate adjustments otherwise have been made in lieu of the issuance thereof.
          Section 23. Redemption.
          (a) The Board of Directors may, at its option, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any dividend declared or paid on the Common Stock in Common Stock or any subdivision or combination of the outstanding Common Stock or similar event occurring after the date of this Agreement (such redemption price, as adjusted from time to time, being hereinafter referred to as the “Redemption Price”). The Rights may be redeemed only until the earliest to occur of (i) the Distribution Date or (ii) the Final Expiration Date.
          (b) Immediately upon the action of the Board of Directors ordering the redemption of the Rights, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights will be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. The Company promptly shall mail a notice of any such redemption to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or Section 24 or in connection with the purchase of Common Stock prior to the Distribution Date.
          (c) The Company may, at its option, pay the Redemption Price in cash, Common Stock (based on the Fair Market Value of the Common Stock as of the time of redemption) or any other form of consideration considered appropriate by the Board of Directors.
          Section 24. Exchange.
          (a) The Board of Directors may, at its option, at any time on or after the occurrence of a Section 11(a)(ii) Event, exchange all or part of the then outstanding and exercisable Rights (which will not include Rights that have become void pursuant to the provisions of Section 7(e)) for Common Stock at an exchange ratio of one share of Common Stock of the Company per Right, appropriately adjusted to reflect any share split, share dividend or similar transaction occurring after the date hereof (that exchange ratio, the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors is not empowered to effect such exchange at any time after any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Stock.
          (b) Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights will terminate and the only right thereafter of a holder of such Rights will be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give notice of any such exchange in accordance with Section 26, but the failure to give, or any defect in, such notice will not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice that is mailed in the manner herein provided will be considered given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange will be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e)) held by each holder of Rights.
          (c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Stock (or Preferred Stock Equivalents) for Common Stock exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or Preferred Stock Equivalents) for each share of Common Stock, as appropriately adjusted to reflect adjustments in the economic rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock delivered in lieu of each share of Common Stock will have the same economic rights as one share of Common Stock.
          (d) If the Company elects to make any exchange pursuant to this Section 24 and, at the time of that exchange, there are not sufficient shares of Common Stock or Preferred Stock (or Preferred Stock Equivalents) issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all actions as may be necessary to authorize additional shares of Common Stock or Preferred Stock (or Preferred Stock Equivalents) for issuance upon exchange of the Rights.
          (e) The Company will not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. If the Company elects not to issue those fractional shares of Common Stock, the Company shall pay, in lieu of those fractional shares of Common Stock, to the registered holders of the Right Certificates with regard to which those fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the Fair Market Value of a whole share of Common Stock of the Company. For the purposes of this paragraph (e), the Fair Market Value of a whole share of Common Stock of the Company shall be the closing price of a share of Common Stock of the Company (as determined pursuant to the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.
          Section 25. Notice of Certain Events.
          (a) If the Company proposes at any time after the Distribution Date (i) to pay any dividend payable in shares of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional Preferred Stock or shares of capital stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding Preferred Stock), or (iv) to effect any consolidation or merger into or with, or to effect any sale, mortgage or other transfer (or to permit one or more of its Subsidiaries to effect any sale, mortgage or other transfer), in one transaction or a series of related transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than a Subsidiary of the Company in one or more transactions each of which is not prohibited by the last sentence of Section 11(n)), or (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock) then in each such case, the Company shall give to each holder of a Right Certificate and to the Rights Agent, in accordance with Section 26, a notice of that proposed action, that specifies the record date for the purposes of that share dividend, distribution of rights or warrants, or the date on which that reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Stock or Preferred Stock, if any record date is to be fixed, and that notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of the Preferred Stock for purposes of that action, and in the case of any other similar action, at least ten (10) days prior to the date of the taking of that proposed action or the date of participation therein by the holders of the Common Stock or Preferred Stock, whichever is earlier; but no notice shall be required pursuant to this Section 25 if any Subsidiary of the Company effects a consolidation or merger with or into, or effects a sale or other transfer of assets or earnings power to, any other Subsidiary of the Company in a manner not inconsistent with the provisions of this Agreement.
          (b) If any Section 11(a)(ii) Event or Section 13 Event occurs, then the Company shall as soon as practicable thereafter give to each registered holder of a Right Certificate and to the Rights Agent, in accordance with Section 26, a notice of the occurrence of that event, which will specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) or Section 13.

          Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company will be sufficiently given or made if sent by first-class mail, postage prepaid, facsimile transmission or by nationally recognized overnight courier addressed (until another address is filed in writing with the Rights Agent) as follows:
AMDL, Inc.
2492 Walnut Avenue, Suite 100
Tustin, California 92780-7039
Attention: Corporate Secretary
Telephone No.: 714-505-4460
Facsimile No.: 714-505-4464
Subject to Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent will be sufficiently given or made if sent by first-class mail, postage prepaid, facsimile transmission or by nationally-recognized overnight courier addressed (until another address is filed in writing with the Company) as follows:
Corporate Stock Transfer, Inc.
3200 Cherry Creek Drive South, Suite 430
Denver, Colorado 80209
Attention: President
Telephone No.: 303-282-4800
Facsimile No.: 303-282-5800
Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of any certificate representing Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to that holder at the address of that holder as shown on the registry books of the Company.
          Section 27. Supplements and Amendments. Prior to the Distribution Date, the Company and the Rights Agent will, if the Company so directs, supplement or amend any provision of this Agreement as the Company may deem necessary or desirable without the approval of any holders of certificates representing Common Stock. From and after the Distribution Date, the Company and the Rights Agent will, if the Company so directs, supplement or amend this Agreement without the approval of any holder of Right Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereof in any manner which the Company may deem necessary or desirable and which will not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person); however, from and after the Distribution Date this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at the time the Rights are not redeemable or (B) any other time period unless that lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and the benefits to, the holders of Rights (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person). Upon the delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with this Section 27, the Rights Agent shall execute the proposed supplement or amendment. Prior to the Distribution Date, the interests of the holders of Rights will be considered coincident with the interests of the holders of Common Stock.

Notwithstanding any other provision hereof, the Rights Agent’s consent must be obtained regarding any amendment or supplement pursuant to this Section 27 that alters the Rights Agent’s rights or duties.
          Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent will bind and inure to the benefit of their respective successors and assigns hereunder.
          Section 29. Determinations and Actions by the Board of Directors. For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding Common Stock of which any Person is the Beneficial Owner, will be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the Rules under the Exchange Act as in effect on the date hereof. The Board of Directors has the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith will (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject any member of the Board of Directors to any liability to the holders of the Rights or to any other person.
          Section 30. Three Year Independent Director Evaluation. A committee of the Company’s Board of Directors shall review this Rights Agreement in order to consider whether the maintenance of this Rights Agreement continues to be in the best interests of the Company and its stockholders. Such committee shall conduct such review periodically when, as and in such manner as the committee deems appropriate, after giving due regard to all relevant circumstances; provided, however, that the committee shall take such action at least every three years following the date hereof. Following each such review, such committee will report its conclusions to the full Board of Directors, including any recommendation in light thereof as to whether this Rights Agreement should be modified or the Rights should be redeemed. Such committee shall be comprised only of directors of the Company who shall have been determined by the Company’s Board of Directors to be independent under NASDAQ listing standards, or, if the Common Stock is listed on a national exchange, such national exchange’s listing standards. Such committee is authorized to retain such legal counsel, financial advisors and other advisors as the committee deems appropriate in order to assist the committee in carrying out its foregoing responsibilities under this Rights Agreement. Such committee shall initially be the Nominating and Corporate Governance Committee of the Company’s Board of Directors, provided that the Board of Directors may, at its discretion, delegate this review to another committee of independent directors pursuant to this provision.
          Section 31. Benefits of this Agreement. Nothing in this Agreement will be construed to give to any person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement is for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).
          Section 32. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect and will in no way be affected, impaired or invalidated; but notwithstanding anything in this Agreement to the contrary, if any term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors determines in its good faith judgment that severing the invalid language from the Agreement would adversely affect the purpose or effect of the Agreement, the right of redemption set forth in Section 23 will be reinstated and will not expire until the Close of Business on the tenth day following the date of that determination by the Board of Directors.
          Section 33. Governing Law. This Agreement, each Right and each Right Certificate issued hereunder will be considered to be a contract made under the laws of the State of Delaware and for all purposes will be governed by and construed in accordance with the laws of that State applicable to contracts to be made and to be performed entirely within Delaware.
          Section 34. Counterparts. This Agreement may be executed in any number of counterparts and each counterpart will for all purposes be considered to be an original, and all counterparts will together constitute but one and the same instrument.
          Section 35. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and will not control or affect the meaning or construction of any of the provisions of this Agreement.
          Section 36. Interpretation; Absence of Presumption.
          (a) For the purposes hereof, (i) words in the singular include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms “hereof,” “herein,” and “herewith” and words of similar import, unless otherwise stated, refer to this Agreement as a whole (including all of the Exhibits hereto) and not to any particular provision of this Agreement, and Section, paragraph, and Exhibit references are to the Sections, paragraphs and Exhibits in and to this Agreement unless otherwise specified, (iii) the word “including” and words of similar import when used in this Agreement mean “including, without limitation,” unless otherwise specified, and (iv) the word “or” shall not be exclusive, but means “and/or.”
          (b) This Agreement will be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.
[Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, this Agreement has been executed in one or more counterparts by or on behalf of each of the parties hereto as of the date first above written.

AMDL, INC., a Delaware corporation
By:
Name:
Title:

Attest:
Name:
Title:

CORPORATE STOCK TRANSFER, INC. a Colorado corporation
By:
Name:
Title:

Attest:
Name:
Title:

EXHIBIT A
FORM OF
CERTIFICATE OF DESIGNATION OF RIGHTS, PREFERENCES AND PRIVILEGES OF
SERIES A JUNIOR PARTICIPATING PREFERRED STOCK OF
OF
AMDL, INC.
(Pursuant to Section 151 of the General Corporation Law of the State of Delaware)
          The undersigned, Douglas C. MacLellan, in accordance with the provisions of Section 103 of the General Corporation Law of the State of Delaware (“DGCL”), hereby certifies:
1. That he is the duly elected President and Chief Executive Officer of AMDL, Inc., a Delaware corporation (the “Company”); and
2. That on ______, 2009, the Board of Directors of the Company, acting pursuant to the authority conferred upon the Board of Directors by Article IV of the Certificate of Incorporation of the Company as amended (the “Certificate of Incorporation”) and in accordance with Section 151(g) of the DGCL, adopted the following resolution creating a series of one hundred thousand (100,000) shares of Preferred Stock, par value $0.001 per share, designated as Series A Junior Participating Preferred Stock:
          “RESOLVED, that pursuant to the authority expressly granted and vested in the Board of the Directors of the Company in accordance with Article IV of its Certificate of Incorporation, as amended, a series of Preferred Stock of the Company be and it hereby is created, and the designation, number, preferences, voting powers and other rights of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:
               Section 1. Designation and Amount. Of the 25,000,000 authorized shares of par value $0.001 Preferred Stock, 100,000 are designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”); provided, however, that, if more than a total of 100,000 shares of Series A Preferred Stock shall be issuable upon the exercise of Rights (the “Rights”) issued pursuant to the Stockholder Rights Agreement dated as of _________, 2009, between the Company and Corporate Stock Transfer, Inc., a Colorado corporation, as Rights Agent (the “Rights Agreement”), the Board of Directors of the Company, pursuant to Section 151(g) of the General Corporation Law of the State of Delaware, may direct by resolution or resolutions that a certificate be properly executed, acknowledged, filed and recorded, in accordance with the provisions of Section 103 thereof, providing for the total number of shares of Series A Preferred Stock authorized to be issued to be increased (to the extent that the Certificate of Incorporation then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights; however, no decrease shall reduce the number of Series A Preferred Stock to a number less than that of the Series A Preferred Stock then outstanding plus the number of Series A Preferred Stock issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Company.
               Section 2. Dividends and Distributions.
               (A) (1) Subject to the rights of the holders of any series of preferred stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of Series A Preferred Stock, in preference to the holders of common stock of the Company,

C-A-1

par value $0.001 per share (the “Common Stock”) and of any other junior stock, will be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share of Series A Preferred Stock or fraction thereof, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provisions for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding Common Stock (by reclassification or otherwise), declared on the Common Stock after the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, after the first issuance of any Series A Preferred Stock or fraction thereof. The multiple of cash and noncash dividends declared on the Common Stock to which holders of the Series A Preferred Stock are entitled, which is 1,000 initially but which will be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Dividend Multiple.” If the Company at any time after September 1, 2009 (the “Rights Declaration Date”): (i) declares or pays any dividend on the Common Stock payable in Common Stock, or (ii) effects a subdivision or combination or consolidation of the outstanding Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock) into a greater or lesser number of Common Stock, then in each such case the Dividend Multiple thereafter applicable to the determination of the amount of dividends that holders of Series A Preferred Stock are entitled to receive will be the Dividend Multiple applicable immediately prior to that event multiplied by a fraction, the numerator of which is the number of Common Stock outstanding immediately after that event and the denominator of which is the number of Common Stock that were outstanding immediately prior to that event.
               (2) Notwithstanding anything else contained in this paragraph (1), the Company shall, out of funds legally available for that purpose, declare a dividend or distribution on the Series A Preferred Stock as provided in this paragraph (1) immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in Common Stock); but if no dividend or distribution has been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless accrue on such subsequent Quarterly Dividend Payment Date.
          (B) Dividends will begin to accrue and be cumulative on outstanding Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares will begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends will begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends will not bear interest. Dividends paid on the Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares will be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix in accordance with applicable law a record date for the determination of holders of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date will be not more than such number of days prior to the date fixed for the payment thereof as may be allowed by applicable law.

C-A-2

          Section 3. Voting Rights. In addition to any other voting rights required by law, the holders of shares of Series A Preferred Stock shall have the following voting rights:
          (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Company. The number of votes which a holder of a share of Series A Preferred Stock is entitled to cast, which shall initially be 1,000 but which may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Vote Multiple.” In the event the Company shall at any time after the Rights Declaration Date (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the Vote Multiple thereafter applicable to the determination of the number of votes per share to which holders of shares of Series A Preferred Stock shall be entitled shall be the Vote Multiple immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
          (B) Except as otherwise provided herein or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and the holders of shares of any other capital stock of this Company having general voting rights, shall vote together as one class on all matters submitted to a vote of stockholders of the Company.
          (C) Except as otherwise required by applicable law or as set forth herein, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
          Section 4. Certain Restrictions.
          (A) Whenever dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Company shall not:
               (1) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;
               (2) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
               (3) except as permitted in subsection 4(A)(iv) below, redeem, purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

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               (4) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
          (B) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under subsection (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
          Section 5. Reacquired Shares. Any Series A Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever will be retired and canceled promptly after the acquisition thereof. All such shares will upon their cancellation become authorized but unissued preferred stock and may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.
          Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Company, no distribution shall be made (x) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (1) $1,000.00 per share or (2) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of Common Stock, or (y) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Company shall at any time after the Rights Declaration Date (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (x) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
     Neither the consolidation of nor merging of the Company with or into any other corporation or corporations, nor the sale or other transfer of all or substantially all of the assets of the Company, shall be deemed to be a liquidation, dissolution or winding up of the Company within the meaning of this Section 6.
          Section 7. Consolidation, Merger, etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed in an

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amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged, plus accrued and unpaid dividends, if any, payable with respect to the Series A Preferred Stock. In the event the Company shall at any time after the Rights Declaration Date (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
          Section 8. Redemption. The shares of Series A Preferred Stock shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Company to purchase or otherwise deal in such shares to the extent otherwise permitted hereby and by law.
          Section 9. Ranking. Unless otherwise expressly provided in the Certificate of Incorporation or a Certificate of Designations relating to any other series of preferred stock of the Company, the Series A Preferred Stock shall rank junior to every other series of the Company’s preferred stock previously or hereafter authorized, as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up and shall rank senior to the Common Stock.
          Section 10. Amendment. The Certificate of Incorporation and this Certificate of Designations shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series A Preferred Stock, voting separately as a class.
          Section 11. Fractional Shares. Series A Preferred Stock may be issued in whole shares or in any fraction of a share that is one one-thousandth (1/1,000th) of a share or any integral multiple of such fraction, which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock. In lieu of fractional shares, the Company may elect to make a cash payment as provided in the Rights Agreement for fractions of a share other than one one-thousandth (1/1,000th) of a share or any integral multiple thereof.

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           IN WITNESS WHEREOF, I have executed this instrument as of _________, 2009.

AMDL, INC., a Delaware corporation
/s/ Douglas C. MacLellan
Douglas C. MacLellan,
President and Chief Executive Officer

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EXHIBIT B
Form of Right Certificate

Certificate No. R-	Rights
NOT EXERCISABLE AFTER _________, 20___OR EARLIER IF NOTICE OF REDEMPTION IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF AMDL, INC., A DELAWARE CORPORATION (THE “COMPANY”) AT $0.001 PER RIGHT ON THE TERMS SET FORTH IN THE STOCKHOLDER RIGHTS AGREEMENT BETWEEN THE COMPANY AND CORPORATE STOCK TRANSFER, INC, A COLORADO CORPORATION, AS RIGHTS AGENT, DATED AS OF _________, 2009 (THE “RIGHTS AGREEMENT”). THE COMPANY WILL MAIL A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE TO THE HOLDER OF THIS CERTIFICATE WITHIN FIVE DAYS AFTER THE RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN ASSOCIATE OR AFFILIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHT AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.
RIGHT CERTIFICATE
           This certifies that _______________ or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Stockholder Rights Agreement dated as of ____________, 2009 (the “Rights Agreement”) between AMDL, Inc., a Delaware corporation (the “Company”), and Corporate Stock Transfer, Inc., a Colorado corporation, as rights agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as defined in the Rights Agreement) and prior to the close of business on September 1, 2019 at the office or offices of the Rights Agent, or its successor as Rights Agent, designated for that purpose, one one-thousandth of a share of fully paid, nonassessable Series A Junior Participating Preferred Stock, with $0.001 par value (the “Preferred Stock”), of the Company, at a purchase price of $10.00 per one-thousandth of a share of Preferred Stock (the “Exercise Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and the related Certificate duly executed. The number of Rights evidenced by this Right Certificate (and the number of shares that may be purchased upon exercise thereof) set forth above, and the Exercise Price per share set forth above, are the number and Exercise Price as of _________ __, 2009, based on the Preferred Stock as constituted at that date.
          Upon the occurrence of a Section 11(a)(ii) Event (as defined in the Rights Agreement), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Person (as those terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a Person who, after such transfer, became an Acquiring Person or an Affiliate or Associate of an Acquiring Person, such Rights will become null and void and no holder hereof will have any right with respect to such Rights from and after the occurrence of that Section 11(a)(ii) Event.

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          As provided in the Rights Agreement, the Exercise Price and the number of shares of Preferred Stock or other securities that may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.
          This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are incorporated by reference herein and made a part hereof and to which Rights Agreement reference is made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal office of the Company and the designated office of the Rights Agent. The Company will mail a copy of the Rights Agreement without charge to the holder of this certificate within five days after the receipt of a written request therefor.
          This Right Certificate, with or without other Right Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Certificates surrendered entitled such holder to purchase. If this Right Certificate is exercised in part, the holder is entitled to receive upon surrender hereof another Right Certificate or Certificates for the number of whole Rights not exercised. If this Right Certificate is exercised in whole or in part pursuant to Section 11(a)(ii) of the Rights Agreement, the holder is entitled to receive this Right Certificate duly marked to indicate that such exercise has occurred as set forth in the Rights Agreement.
          Under certain circumstances, subject to the provisions of the Rights Agreement, the Board of Directors at its option may exchange all or any part of the Rights evidenced by this Certificate for the Company’s common stock, with $0.001 par value (the “Common Stock”), or Preferred Stock at an exchange ratio (subject to adjustment) of one share of Common Stock for one one-thousandth of a share of Preferred Stock per Right.
          Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Board of Directors at its option at a redemption price of $0.001 per Right (payable in cash, Common Stock or other consideration considered appropriate by the Board of Directors).
          The Company is not obligated to issue fractional shares upon the exercise of any Right or Rights evidenced hereby (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts). If the Company elects not to issue such fractional shares, in lieu thereof a cash payment will be made, as provided in the Rights Agreement.
          No holder of this Right Certificate, as such, is entitled to vote or receive dividends or be considered for any purpose the holder of Preferred Stock, Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof, nor will anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a Stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate have been exercised as provided in the Rights Agreement.

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          This Right Certificate will not be valid or obligatory for any purpose until it has been countersigned by an authorized signatory of the Rights Agent.
          WITNESS the facsimile signature of the proper officer of the Company.
Dated as of _________________, 20___.

AMDL, INC., a Delaware corporation
By:
Name:
Title:

Countersigned: CORPORATE STOCK TRANSFER, INC. a Colorado corporation
By:
Name:
Title:

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[Form of Reverse Side of Right Certificate]
FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer the Right Certificate)
          FOR VALUE RECEIVED                                           hereby sells, assigns and transfers

unto
(Please print name and address of transferee)
this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                                              as attorney-in-fact, to transfer the Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: ,
Signature
Social Security or other identifying
taxpayer number of transferee:

Signature Guaranteed:
     Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved medallion signature guarantee program) as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

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CERTIFICATE
(Applicable to Form of Assignment)
          The undersigned hereby certifies by checking the appropriate boxes that:
          (1) the Rights evidenced by this Right Certificate ☐ are ☐ are not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and
          (2) after due inquiry and to the best knowledge of the undersigned, the undersigned ☐ did ☐ did not directly or indirectly acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated: , 20
Signature
Signature Guaranteed:
     Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved medallion signature guarantee program) as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.
NOTICE
     The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

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FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to
exercise the Right Certificate)
To AMDL, Inc.:
          The undersigned hereby irrevocably elects to exercise                      Rights represented by this Right Certificate to purchase the Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of:

(Please print name and address of transferee)
Please insert social security
or other identifying taxpayer number:
          If such number of Rights are not all of the Rights evidenced by this Right Certificate or if the Rights are being exercised pursuant to Section 11(a)(ii) of the Rights Agreement, a new Right Certificate for the balance of such Rights shall be registered in the name of and delivered to:

(Please print name and address of transferee)
Please insert social security
or other identifying taxpayer number:
Signature Guaranteed:
     Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved medallion signature guarantee program) as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

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CERTIFICATE
(Applicable to Form of Election to Purchase)
          The undersigned hereby certifies by checking the appropriate boxes that:
          (1) the Rights evidenced by this Right Certificate ☐ are ☐ are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and
          (2) after due inquiry and to the best knowledge of the undersigned, the undersigned ☐ did ☐ did not directly or indirectly acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated: , 20
Signature
Signature Guaranteed:
     Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved medallion signature guarantee program) as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.
NOTICE
          The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

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EXHIBIT C
SUMMARY OF RIGHTS TO PURCHASE
PREFERRED STOCK
     On                     , 2009, the Board of Directors of AMDL, Inc., a Delaware corporation (the “Company”), adopted a Stockholder Rights Agreement (the “Rights Agreement”). A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement, including Exhibit A thereto, is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.
Summary of the Rights
      Rights Dividend
     Pursuant to the Rights Agreement, our Board of Directors declared a dividend distribution of one Series A Junior Participating Preferred Stock purchase right (a “Right”) for each outstanding share of common stock of the Company (the “Common Stock”) to stockholders of record as of the close of business on September 1, 2009 (the “Record Date”). In addition, one Right will automatically attach to each share of Common Stock issued between the Record Date and the Distribution Date (as hereinafter defined). Each Right entitles the registered holder thereof to purchase from the Company one one-thousandth of a share of fully paid, nonassessable Series A Junior Participating Preferred Stock, with $0.001 par value (the “Series A Preferred”), at a cash exercise price of $10.00 (the “Exercise Price”), subject to adjustment.
      Distribution Date
     Initially, the Rights are not exercisable and are attached to and trade with the Common Stock outstanding as of, and all Common Stock issued after, the Record Date. The Rights will separate from the Common Stock and become exercisable upon the earlier of (i) the close of business on the 10th calendar day following the first public announcement (the date of that announcement, the “Stock Acquisition Date”) that a person or a group of affiliated or associated persons has acquired beneficial ownership of 15% or more of the outstanding Common Stock (an “Acquiring Person”), or (ii) the close of business on the 10th business day (or such later day as our Board of Directors may determine) following the commencement of a tender offer or exchange offer that would result, upon its consummation, in a person or group becoming the beneficial owner of 15% or more of the outstanding Common Stock (the earlier of (i) and (ii), the “Distribution Date”).
     The Rights Agreement exempts from the definition of Acquiring Person any person whom our Board of Directors determines acquired in excess of 15% of the Common Stock inadvertently, if that person promptly divests (on a time schedule that does not result in such Person and divestiture transaction being subject to the “short swing” provisions of Rule 16(a) under the Exchange Act) of sufficient Common Stock to reduce the number of shares beneficially owned by that person to below the 15% threshold.
     Until the Distribution Date (or the earlier redemption, exchange or expiration of the Rights): (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after the Record Date will include a notation incorporating the Rights Agreement by reference, and (iii) the surrender for

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transfer of any certificates for Common Stock will also constitute the transfer of the Rights associated with the Common Stock represented by that certificate.
     As soon as practicable after the Distribution Date, Right Certificates will be mailed to holders of record of Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Right Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, only Common Stock issued prior to the Distribution Date will be issued with Rights.
      Grandfathered Stockholder Provision
     Notwithstanding the foregoing, with respect to Jade Capital Group LTD, together with all of its Affiliates and Associates (such person or persons being referred to in the Rights Agreement as a “Grandfathered Person”) , the Distribution Date will not occur unless such Grandfathered Person has acquired beneficial ownership of shares of Common Stock representing 20% of the outstanding shares of Common Stock.
      Subscription and Merger Rights
     If a Stock Acquisition Date occurs, proper provision will be made so that each holder of a Right (other than an Acquiring Person or associates or affiliates thereof, whose Rights will become null and void) thereafter has the right to receive upon exercise that number of shares of Series A Preferred having a market value of two times the exercise price of the Right (that right being referred to as the “Subscription Right”). If, at any time following the Stock Acquisition Date and without approval of our Board of Directors: (i) the Company consolidates with, or merges with and into, any Acquiring Person or any associate or affiliate thereof, and the Company is not the continuing or surviving corporation, (ii) any Acquiring Person or any associate or affiliate thereof consolidates with the Company, or merges with and into the Company and the Company is the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of Common Stock are changed into or exchanged for stock or other securities of any other person or cash or any other property, or (iii) 50% or more of the Company’s assets or earning power is sold, mortgaged or otherwise transferred, each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock of the acquiring company having a market value equal to two times the exercise price of the Right (such right being referred to as the “Merger Right”). Each holder of a Right will continue to have the Merger Right whether or not that holder has exercised the Subscription Right, but Rights that are or were beneficially owned by an Acquiring Person may (under certain circumstances specified in the Rights Agreement) become null and void.
     Until a Right is exercised, the holder will have no rights as a stockholder of the Company (beyond those as an existing stockholder), including the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income if the Rights become exercisable for shares of Series A Preferred, other securities of the Company or other consideration, or for common shares of an acquiring company.
      Exchange Feature
     At any time after a Stock Acquisition Date occurs, our Board of Directors may, at its option, exchange Common Stock or Series A Preferred for all or any part of the then outstanding and exercisable Rights at an exchange ratio of one share of Common Stock or one one-thousandth of a share of Series A Preferred per Right. However, our Board of Directors generally will not be empowered to effect such

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exchange at any time after any person becomes the beneficial owner of 50% or more of the Common Stock.
      Adjustments
     The Exercise Price payable, and the number of shares of Series A Preferred or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a share dividend on, or a subdivision, combination or reclassification of, the Series A Preferred, (ii) if holders of the Series A Preferred are granted certain rights or warrants to subscribe for Series A Preferred or convertible securities at less than the current market price of the Series A Preferred, or (iii) upon the distribution to holders of the Series A Preferred of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to in (i) and (ii)).
     With certain exceptions, no adjustment in the Exercise Price will be required until cumulative adjustments amount to at least 1% of the Exercise Price. The Company is not obligated to issue fractional shares of Series A Preferred (other than fractions that are integral multiples of one one-thousandth of a share of Series A Preferred). If the Company elects not to issue fractions of one one-thousandth of a share of Series A Preferred, an adjustment in cash will be made based on the fair market value of the Series A Preferred on the last trading date prior to the date of exercise.
      Redemption
     The Rights may be redeemed in whole, but not in part, at a price of $0.001 per Right (payable in cash, Common Stock, or other consideration considered appropriate by our Board of Directors) only until the earlier of (i) the Distribution Date, or (ii) the expiration date of the Rights Agreement. Immediately upon any action of our Board of Directors ordering redemption of the Rights, the Rights will terminate and thereafter the only right of the holders of Rights will be to receive the redemption price.
      Amendment
     The Rights Agreement may be amended by our Board of Directors in its sole discretion until the Distribution Date. After the Distribution Date, our Board of Directors may, subject to certain limitations set forth in the Rights Agreement, amend the Rights Agreement only to cure an ambiguity, defect or inconsistency, to shorten or lengthen any time period, or to make changes that would not adversely affect the interests of Rights holders (excluding the interests of an Acquiring Person or associates or affiliates thereof).
      Expiration Date and Independent Review
     The Rights are not exercisable until the Distribution Date (as hereinafter defined) and will expire at the close of business September 1, 2019 (the “Expiration Date”), unless previously redeemed or exchanged by the Company as described below.
     Following the adoption of the Rights Agreement, a committee comprised of independent members of the Company’s Board of Directors shall review the Rights Agreement to determine whether the maintenance of the Rights Agreement continues to be in the best interests of the Company and its stockholders. Such review shall occur periodically, but at least every three years.

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Description of Series A Preferred
     The Series A Preferred that may be acquired upon exercise of the Rights will not be redeemable. Each share of Series A Preferred will have a preferential quarterly dividend of the greater of (i) $1.00 per share and (ii) an amount equal to 1,000 multiplied by any higher dividend per share declared on the Common Stock.
     If the Company liquidates, each holder of a share of Series A Preferred will receive a preferred liquidation payment equal to the greater of (i) $1,000.00 per share of Common Stock and (ii) an amount equal to 1,000 multiplied by the amount distributed on each share of Common Stock.
     Each share of Series A Preferred has the right to 1,000 votes on all matters submitted to a vote of the stockholders of the Company.
     On any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each share of Series A Preferred will be entitled to receive 1,000 multiplied by the per-share amount paid in respect of each share of Common Stock.
     The rights of holders of the Series A Preferred to dividends and upon liquidation, and in connection with mergers and consolidations, are protected by customary anti-dilution provisions.

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Annex D
2008-2009 PERFORMANCE AND EQUITY INCENTIVE PLAN
ANNEX D

Annex D
AMDL, Inc.
2008-2009 PERFORMANCE AND EQUITY INCENTIVE PLAN
1. Purpose.
The purpose of the AMDL, Inc. 2008-2009 Performance and Equity Incentive Plan (the “Plan”) is to strengthen AMDL, Inc., a Delaware corporation (the “Company”), by providing to employees including executive officers providing services on behalf of the Company or any of its Subsidiaries) added incentive for high levels of performance and unusual efforts to increase the earnings of the Company. The Plan seeks to accomplish this purpose by enabling specified persons to earn awards of shares of the Company’s common stock, $.001 par value, thereby increasing their proprietary interest in the Company’s success and encouraging them to remain in the employ or service of the Company.
2. Definitions.
     “Affiliate” means any Parent or Subsidiary of the Company, whether now or hereafter existing.
     “Benefit” means any benefit granted to a Participant under the Plan.
     “Board” means the Board of Directors of the Company.
     “Change in Control” means (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets. A transaction shall not constitute a Change in Control if its sole purpose is to change the jurisdiction of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
     “Code” means the Internal Revenue Code of 1986, as amended and the regulations thereunder.
     “Committee” means the Compensation Committee of the Board, which shall administer the Plan and consist of a majority of independent Directors.
     “Continuous Service” means, with respect to Employees, service with the Company or an Affiliate that is not interrupted or terminated. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.
     “Director” means a member of the Board.
     “Effective Date” means the date that the Plan is approved by the stockholders of the Company which must occur within one year after approval by the Board. Any grants of Benefits prior to the approval by the stockholders of the Company shall be void if such approval is not obtained.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended
     “Fair Market Value” means, as of any date, the value of the Ordinary Shares determined as follows: The fair market value per share of the Ordinary Shares as determined by the Committee in good faith. The Committee is authorized to make its determination as to the fair market value per share of the Ordinary Shares on the following basis: (i) if the Ordinary Shares are traded only otherwise than on a securities exchange and are not quoted on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), but are quoted on the bulletin board or in the “pink sheets” published by the National Daily Quotation Bureau, the greater of (a) the average of the mean between the average daily bid and average daily asked prices of the Ordinary Shares during the thirty (30) day period preceding the date of grant of an Option, as quoted on the bulletin board or in the “pink sheets” published by the National Daily Quotation Bureau, or (b) the mean between the average daily bid and average daily asked prices of the Ordinary Shares on the date of grant, as published on the bulletin board or in such “pink sheets;” (ii) if the Ordinary Shares are traded on a securities exchange (e.g. AMEX) or on the NASDAQ, the greater of (a) the average of the daily closing prices of the Ordinary Shares during the ten (10) trading days preceding the date of grant of an Option, or (b) the closing price of the Ordinary Shares on the last trading day preceding the date of grant of an Option; or (iii) if the Ordinary Shares are traded only otherwise than as described in (i) or (ii) above, or if the Ordinary Shares are not publicly traded, the value determined by the Committee in good faith based upon the fair market value as determined by completely independent and well qualified experts.
     “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
     “Ordinary Shares” means the shares of common stock, $.001 par value, of the Company.
     “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
     “Participant” means an Employee who is granted a benefit under the Plan. Benefits may only be granted to Employees.
     “Plan” means the 2008-2009 Performance and Equity Incentive Plan, as amended from time to time.
     “Performance Stock Award” shall mean a grant of Ordinary Shares pursuant to Section 6 of the Plan.
     “Securities Act” means the Securities Act of 1933, as amended.
     “Stock Award” means the grant of a Performance Stock Award or other Benefit in the form of Ordinary Shares under the Plan.
     “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

     “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, in addition to a subsidiary corporation as defined in clause (1), (A) a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests, or (B) an entity with respect to which the Company possesses the power, directly or indirectly, to direct or cause the direction of the management and policies, whether through the Company’s ownership of voting securities, by contract or otherwise.
     “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.
3. Administration.
     (a) Administration by the Committee. This Plan shall be administered by the Committee. Any action of the Committee with respect to administration of the Plan shall be taken pursuant to (i) a majority vote at a meeting of the Committee (to be documented by minutes), or (ii) the unanimous written consent of its members.
     (b) Powers of the Committee. Subject to the express provisions of this Plan, the Committee shall have the authority to: (i) construe and interpret the Plan, decide all questions and settle all controversies and disputes which may arise in connection with the Plan and to define the terms used therein; (ii) prescribe, amend and rescind rules and regulations relating to administration of the Plan; (iii) determine the terms and provisions of the respective Benefits and any agreements related thereto (which need not be identical); (iv) determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of the Plan; and (v) make all other determinations necessary or advisable to the administration of the Plan. Determinations of the Committee on matters referred to in this Section 3 shall be conclusive and binding on all parties howsoever concerned. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Benefit.
     (c) Effect of the Committee’s Decision. All determinations, interpretations and constructions regarding the Plan or any Benefit made by the Committee in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.
4. Shares Subject to the Plan.
     (a) Share Reserve. Subject to the provisions of Section 13 relating to adjustments upon changes in Ordinary Shares, the number of Ordinary Shares that may be issued under the Plan shall not exceed 1,000,000 in the aggregate.
     (b) Reversion of Shares and Availability of Shares to the Share Reserve. If any Performance Stock Award granted under the Plan shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or if any Ordinary Shares issued to a Participant pursuant to a Performance Stock Award granted under the Plan or under any other equity incentive plan of the Company are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting or exercise of such shares, then the Ordinary Shares not acquired under such Performance Stock Award shall become available for issuance under the Plan, subject to the limitation in Section 4(a).

     (c) Source of Shares. The Ordinary Shares subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.
     (d) Restricted Shares. The Ordinary shares issued under the Plan shall be “Restricted Securities” under the Securities Act. The Committee may grant Benefits in Shares as Ordinary Shares with such terms and conditions as may be determined in the sole discretion of the Committee, Shares of Restricted Stock shall be issued and delivered at the time of the grant or as otherwise determined by the Committee, but shall be subject to forfeiture until provided otherwise in the applicable Stock Award Agreement or the Plan. Each certificate representing Shares of Restricted Stock shall bear a legend referring to the Plan and the risk of forfeiture of the Shares and stating that such Shares are nontransferable until all restrictions have been satisfied and the legend has been removed. At the discretion of the Committee or the Board, the grantee may or may not be entitled to full voting and dividend rights with respect to all shares of Restricted Stock from the date of grant. The Committee may (but is not obligated to) require that any dividends on such shares shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying Benefit.
5. Eligibility.
     (a) Generally. The Participants and the Benefits they receive under the Plan shall be determined by the Committee in its sole discretion. In making its determination, the Committee shall consider past, present and expedited future contributions of Participants. Members of the Committee are ineligible to participate in the Plan.
     (b) Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its subsidiaries operate or have Employees, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which subsidiaries shall be covered by the Plan; (ii) determine which Employees and Officers outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Stock Performance Award granted to Employees outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan or subplan as appendices); provided, however, that no such subplans and/or modifications shall increase the number of Ordinary Shares reserved for issuance under the Plan as set forth in Section 4 of the Plan; and (v) take any action, before or after a Performance Stock Award is granted, that it deems advisable to obtain approval or comply with any applicable foreign laws.
     (c) If the terms of any Stock Award Agreement delivered to a Participant conflict with the terms of this Plan, the terms of such Stock Award Agreement will control.
6. Performance Stock Awards.
     (a) Designation. Performance Stock Awards may be granted under the Plan either before or after the Effective Date. Performance Stock Awards represent the Participants’ right to represent the Participant’s right to receive Ordinary Shares in accordance with the terms of a grant. Performance Stock Awards may include a dividend equivalent right. After the Committee determines that it will offer Performance Stock Awards, it will advise the Participant in writing or electronically, by means of a Stock Award Agreement, of the terms, conditions and restrictions, including vesting, if any, related to the offer, including the number of Ordinary Shares that the Participant shall be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the Participant must accept the offer. The offer shall be accepted by execution of a Stock Award Agreement or as otherwise directed by the Committee. The term of each award of Performance Stock Awards shall be at the discretion of the Committee.

     (b) Restrictions. The Committee may impose such conditions or restrictions on the Performance Stock Awards granted pursuant to the Plan as it may determine advisable, including the achievement of specific performance goals, time based restrictions on vesting, or others. If the Committee or the Board has established performance goals, the Committee shall determine whether a Participant has satisfied the performance goals.
     (c) Performance Criteria. Performance Stock Awards granted pursuant to the Plan that are intended to qualify as “performance based compensation” under Section 162(m) of the Code shall be subject to the attainment of performance goals relating to the Performance Criteria selected by the Committee or the Board and specified at the time such Performance Stock Awards is granted. For purposes of this Plan, “Performance Criteria” means any one criterion or multiple criteria for measuring performance selected by the Committee in its sole discretion, the measurement of which may be based upon Company, Subsidiary or business unit performance, or the individual performance of the Participant, either absolute or by relative comparison to other companies, other Participants or any other external measure of the selected criteria. Performance Criteria may include, without limitation, one or more of the following (as selected by the Committee): (1) cash flow; (2) earnings per share; (3) earnings before interest, taxes, and amortization; (4) return on equity; (5) total shareholder return; (6) share price performance; (7) return on capital; (8) return on assets or net assets; (9) revenue; (10) revenue growth; (11) earnings growth; (12) operating income; (13) operating profit; (14) profit margin; (15) return on operating revenue; (16) return on invested capital; (17) operating efficiency; or (18) productivity.
     (d) Non-Transferability. Performance Stock Awards shall not be transferable by the Participant.
     (e) Vesting. Unless the Committee determines otherwise, the Stock Award Agreement shall provide for the forfeiture of the non-vested Ordinary Shares underlying Performance Stock Awards upon termination of a Participant’s Continuous Service. To the extent that the Participant purchased the Ordinary Shares granted under any such Performance Stock Awards award and any such Ordinary Shares remain non-vested at the time of termination of a Participant’s Continuous Service, the termination of Participant’s Continuous Service shall cause an immediate sale of such non-vested Ordinary Shares to the Company at the original price per share of Ordinary Shares paid by the Participant.
     (f) Limitations. In no event shall a Participant receive Stock Awards during any one (1) calendar year covering in the aggregate more than 300,000 Ordinary Shares.
     (g) Other Stock Awards. The Committee shall have the right to grant other Stock Awards which may include, without limitation, the grant of Shares based on certain conditions, the market performance of the Common Stock and the grant of securities convertible into Shares.
7. Change in Control. Upon a Change in Control, Stock Awards outstanding under the Plan may be subject to the following:
     (a) Assumption by Surviving Corporation. If a Change in Control of the Company occurs, then, to the extent permitted by applicable law, any surviving corporation may assume all Stock Awards outstanding under the Plan, or may substitute similar stock awards in lieu of such Stock Awards.
     (b) Acceleration of Vesting. Without limiting the authority of the Committee under any provision of the Plan, if a Change in Control of the Company occurs, then, if approved by the Committee in its sole discretion either in a Stock Award Agreement at the time a Stock Award is granted, or at any time after the grant of a Stock Award, all Stock Awards that have been outstanding for at least six months will become immediately exercisable in full and will remain exercisable in accordance with their terms
     (c) Cash Payment. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion, either in Stock Award Agreement at the time a Stock Award is granted, or at any time after the grant of a Stock Award, and without the consent of any Participant affected thereby, may determine that:
          (i) Some or all Participants holding outstanding Stock Awards will receive, with respect to some or all of the Ordinary Shares subject to such Stock Awards (“Award Shares”), either (i) as of the effective date of any such Change in Control, cash in an amount equal to the excess of the Fair Market Value of such Award Shares on the last business day prior to the effective date of such Change in Control over the exercise price per share of such Award Shares, (ii) immediately prior to such Change of Control, a number of Ordinary Shares having an aggregate Fair Market Value equal to the excess of the Fair Market Value of the Award Shares as of the last business day prior to the effective date of such Change in Control over the exercise price per share of such Award Shares; or (iii) any combination of cash or Ordinary Shares with the amount of each component to be determined by the Committee not inconsistent with the foregoing clauses (i) and (ii), as proportionally adjusted; and
          (ii) Any Stock Awards which, as of the effective date of any such Change in Control, are “underwater” shall terminate as of the effective date of any such Change in Control. For purposes of this Section, a Stock Award will be deemed to be “underwater” at any time when the Fair Market Value of the Ordinary Shares is less than the exercise price of the Stock Award.
     (d) Limitation of Change in Control Payments. Notwithstanding anything in the Plan to the contrary, if, with respect to a Participant, the acceleration of the exercisability of a Stock Award as provided in subsection (b) above, or the payment of cash or Ordinary Shares in exchange for all or part of a Stock Award as provided in subsection (c) (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to this Section 8 will be reduced to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if a Participant is subject to a separate agreement with the Company or a Subsidiary which specifically provides that payments attributable to one or more forms of employee stock incentives or to payments made in lieu of employee stock incentives will not reduce any other payments under such agreement, even if it would constitute an excess parachute payment, or provides that the Participant will have the discretion to determine which payments will be reduced in order to avoid an excess parachute payment, then the limitations of this Section 8(d) will, to that extent, not apply.
8. Covenants of the Company.
     (a) Availability of Shares. During the time any Stock Award remains outstanding, the Company shall keep available at all times the number of Ordinary Shares required to satisfy such Stock Awards upon exercise thereof.

     (b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell Ordinary Shares upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Ordinary Shares issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Ordinary Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Ordinary Shares upon exercise of such Stock Awards unless and until such authority is obtained.
9. Miscellaneous.
     (a) Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the applicable Stock Award Agreement stating the time at which it may first be exercised or the time during which it will vest.
     (b) Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Ordinary Shares subject to a Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to the applicable Stock Award Agreement.
     (c) No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of an Officer or Director pursuant to the Bylaws of the Company or an Affiliate, and/or the provisions of any contract governing such services, and/or any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
     (d) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Ordinary Shares under any Stock Award (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award, and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Ordinary Shares subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Ordinary Shares. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the Ordinary Shares upon the exercise or acquisition of Ordinary Shares under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Ordinary Shares.

     (e) Withholding Obligations. To the extent provided by the terms of the applicable Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Ordinary Shares under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment, (ii) authorizing the Company to withhold Ordinary Shares from the Ordinary Shares otherwise issuable to the Participant as a result of the exercise or acquisition of Ordinary Shares under the Stock Award, provided, however, that no Ordinary Shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law, or (iii) delivering to the Company owned and unencumbered Ordinary Shares.
     (f) Repurchase Provisions. The Company shall exercise any repurchase option specified in a Stock Award Agreement by giving the Participant written notice of intent to exercise the repurchase option. Payment may be cash or cancellation of purchase money indebtedness for the Ordinary Shares. The terms of any repurchase option shall be specified in the applicable Stock Award Agreement and may be either at Fair Market Value at the time of repurchase or at not less than the original purchase price.
     (g) Plan Unfunded. The Plan shall be unfunded. Except for the Board’s reservation of a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure satisfaction of any Stock Award.
10. Adjustments upon Changes in Stock.
     (a) Capitalization Adjustments. In the event that any dividend or other distribution (whether in the form of cash, shares of the Ordinary Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of Ordinary Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Ordinary Shares occurs, the Committee, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, may, in its sole discretion, adjust the number and class of Ordinary Shares that may be delivered under the Plan and/or the number, class, and price of Ordinary Shares covered by each outstanding Stock Award.
     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent they have not been previously exercised, outstanding Stock Awards will terminate immediately prior to the consummation of such proposed action.
     (c) No Limitations. The grant of Options will in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
11. Amendment of the Plan and Stock Awards.
     (a) Amendment of Plan. The Committee at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Ordinary Shares, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the applicable requirements of Section 162(m) of the Code and the Treasury Regulations thereunder, Rule 16b-3 under the Exchange Act or any Nasdaq or securities exchange listing requirements. For purposes of clarity, any increase in the number of shares reserved for issuance hereunder in accordance with the provisions of Section 4(a) hereof shall not be deemed to be an amendment to the Plan.

     (b) Contemplated Amendments. It is expressly contemplated that the Committee may amend the Plan in any respect the Committee deems necessary or advisable to provide eligible Employees with the maximum Benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder.
     (c) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.
12. Term and termination or Suspension of the Plan.
     (a) Plan Term. The Plan shall commence as of the Effective Date. No Benefit may be granted pursuant to the Plan on or after the tenth anniversary date of the Effective Date, but Benefits granted prior to such tenth anniversary may extend beyond that date to t eh date(s) specified in the Award Agreement(s) covering such Benefits. The Committee or the Board may suspend or terminate the Plan at any time. No Stock Award may be granted under the Plan while the Plan is suspended or after it is terminated.
     (b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.
13. Choice of Law.
     The law of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.
CERTIFICATE OF SECRETARY
     The undersigned, Akio Ariura, Secretary of AMDL, Inc., certifies that the AMDL, Inc. 2008-2009 Performance and Equity Incentive Plan was adopted by the Written Consent of the Board of Directors on January 7, 2009.

Dated: January 7, 2009	/s/ Akio Ariura
Akio Ariura, Secretary

PROXY
AMDL, INC.
2492 Walnut Avenue, Suite 100
Tustin, California 92780
ANNUAL MEETING OF THE STOCKHOLDERS
TO BE HELD ON AUGUST 21, 2009
10:30AM
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          The undersigned hereby appoints Douglas C. MacLellan and Akio Ariura, and each or either of them, as proxyholders of the undersigned, with the full power to appoint their substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all of the shares of the common stock of AMDL, Inc. held of record by the undersigned, that the undersigned may be entitled to vote, at the close of business on July 2, 2009, at the Annual Meeting of Stockholders of AMDL, Inc. to be held on August 21, 2009, and any continuation(s), postponement(s) or adjournment(s) thereof.
(Continued, and to be marked, dated and signed, on the other side.)

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 7, 8, 9, 10 AND 11, FOR THE ELECTION OF ALL OF THE CLASS I, II AND III DIRECTOR NOMINEES UNDER PROPOSAL 6 AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5, 7, 8, 9, 10 AND 11 AND FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL 6. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK, AS FOLLOWS:
(1)	NAME CHANGE: To consider and vote upon an amendment to our articles of incorporation to change our name from “AMDL, Inc.” to “Radient Pharmaceuticals Corporation.”

☐ FOR ☐ AGAINST ☐ ABSTAIN

(2)	POTENTIAL NEW OFFERING: To authorize the issuance of up to 6,500,000 shares of our common stock, par value $0.001 (the “Common Stock) shares of our common stock, par value $0.001 (the “Common Stock”) in connection with a potential offering of either Common Stock, convertible preferred stock, convertible debt and/or warrants to purchase Common Stock, to one or a limited number of third-party, accredited investors, which number of potentially issuable shares would constitute up to approximately 37.9% of our issued and outstanding shares as of the date hereof, on terms deemed acceptable by our Board of Directors, which may include a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at the time of issuance.

☐ FOR ☐ AGAINST ☐ ABSTAIN

(3)	ISSUANCE OF COMMON STOCK UNDERLYING EXISTING NOTES AND ACCOMPANYING WARRANTS: To approve and ratify the issuance of up to 3,346,665 shares of our Common Stock, issuable upon conversion of the principal amount of the outstanding 10% convertible promissory notes and accompanying warrants to purchase Common Stock issuable on conversion thereof, which number of potentially issuable shares constituted approximately 20.9% of our issued and outstanding shares as of the date on which we closed our private offering of 10% convertible promissory notes (the “10% Convertible Note Offering”), at a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at such time (for details of the 10% Convertible Note Offering, please see the enclosed Notice of Meeting and Proxy Statement).

☐ FOR ☐ AGAINST ☐ ABSTAIN

(4)	ISSUANCE OF COMMON STOCK UNDERLYING EXISTING WARRANTS: To approve and ratify the issuance of up to 1,546,600 shares of our Common Stock on exercise of outstanding warrants to purchase shares of Common Stock, which number of potentially issuable shares constituted approximately 9.7% of our issued and outstanding shares as of the date on which we completed the final closing of our private offering of 12% (Series 1) senior promissory notes and warrants (the “12% Senior Note Offering”), at a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at such time, and will be issued upon the exercise of the warrants issued to the holders of such 12% senior promissory notes and the placement agents in the 12% Senior Note Offering (for details of the 12% Senior Note Offering, please se the enclosed Notice of Meeting and Proxy Statement).

☐ FOR ☐ AGAINST ☐ ABSTAIN

(5)	RATIFICATION OF PRIOR NOTE OFFERING: To approve and ratify the offering of the 12% (Series 2) senior promissory notes and warrants (the “12% Series 2 Note Offering”), which will result in approval and ratification of the issuance of up to 3,160,520 shares of our Common Stock, on exercise of outstanding warrants to purchase shares of Common Stock, which number of potentially issuable shares constituted approximately 18.1% of our issued and outstanding shares as of the date on which we completed the second closing of our private offering of 12% Series 2 Note Offering, at a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at such time, and will be issued upon the exercise of the warrants issued to the holders of such 12% senior promissory notes and the placement agents in the 12% Series 2 Note Offering (for details of the 12% Series 2 Note Offering, please see the enclosed Notice of Meeting and Proxy Statement).

☐ FOR ☐ AGAINST ☐ ABSTAIN

(6)	ELECTION OF DIRECTORS: Election of Directors (INSTRUCTIONS: To grant authority to vote for all nominees, mark the first block to the right. To withhold authority to vote for any individual nominee, strike a line through the nominee’s name listed below. To withhold authority to vote for all nominees, mark the second block to the right.)	☐ FOR all Class I, II and III Director nominees listed herein (except as marked up to the contrary below).	☐ WITHHOLD AUTHORITY to vote for all nominees listed below.

	Class I Directors	Douglas C. MacLellan Minghui Jia

	Class II Director	Michael Boswell

	Class III Directors	William M. Thompson III, M.D. Edward R. Arquilla, M.D., Ph.D.
(7)	AMENDMENT AND RESTATEMENT OF CERTIFICATE OF INCORPORATION: To consider and vote upon an amendment and restatement of our Articles of Incorporation (for details of the proposed changes, please see the enclosed Notice of Meeting and Proxy Statement).

☐ FOR ☐ AGAINST ☐ ABSTAIN

(8)	AMENDMENT AND RESTATEMENT OF BYLAWS: To consider and vote upon an amendment and restatement of our Bylaws (for details of the proposed changes, please see the enclosed Notice of Meeting and Proxy Statement).

☐ FOR ☐ AGAINST ☐ ABSTAIN

(9)	STOCKHOLDER RIGHTS AGREEMENT: To adopt and give binding approval for our stockholder rights agreement (for details of the proposed Stockholder Rights Agreement, please see the enclosed Notice of Meeting and Proxy Statement).

☐ FOR ☐ AGAINST ☐ ABSTAIN

(10)	2008-2009 PERFORMANCE AND EQUITY INCENTIVE PLAN: To approve our 2008-2009 Performance and Equity Incentive Plan (for details of the proposed Plan, please see the enclosed Notice of Meeting and Proxy Statement).

☐ FOR ☐ AGAINST ☐ ABSTAIN

(11)	ISSUANCE OF COMMON STOCK TO OUR INDEPENDENT DIRECTORS: To approve and ratify the issuance of 120,000 shares of our common stock to our three independent directors (for details of the issuance, please see the enclosed Notice of Meeting and Proxy Statement).

☐ FOR ☐ AGAINST ☐ ABSTAIN

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED, PRE-PAID ENVELOPE.
Please date and execute this Proxy exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2009

Signature

Signature, if held jointly